As filed with the U.S. Securities and Exchange Commission on April 23, 2013
Registration No. 333-132905

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No 811-8329

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 7 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 46 [X]

John Hancock Life Insurance Company of New York Separate Account B

(Exact Name of Registrant)

John Hancock Life Insurance Company of New York

(Name of Depositor)

197 Clarendon Street
Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 29, 2013 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 29, 2013

for interests in

John Hancock Life Insurance Company of New York Separate Account B

Interests are made available under

MAJESTIC PERFORMANCE VARIABLE UNIVERSAL LIFE

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)

The policy provides fixed account options with fixed rates of return declared by John Hancock NY and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  Starting on the next page is a Table of Contents for this prospectus.
  The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock NY and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock NY representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death , or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus any gain or minus any loss of the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).

Withdrawals

You may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals —  Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

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Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations —  Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Life Insurance Company of New York Separate Account B (“Separate Account”), a separate account operated by us under New York law. We also currently offer two “fixed account” options - the standard fixed account option, and the enhanced yield fixed account option offered as a supplementary benefit rider. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed accounts and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premium or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).

Early surrender risk

There are surrender charges assessed if you surrender your policy in the first ten policy years. Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and

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any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans . Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself

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having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charged is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	8% of all premiums(1)
Maximum withdrawal fee	Upon making a withdrawal	The lesser of 2% of withdrawal amount or $25 (currently $0)(2)
Surrender charge(3)	Upon surrender, policy lapse or any reduction in Base Face Amount
Maximum charge		$125.44 per thousand dollars of Base Face Amount
Minimum charge		$2.72 per thousand dollars of Base Face Amount
Charge for representative insured person		$13.82 per thousand dollars of Base Face Amount
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (currently $0)(2)

(1)	The amount stated in the table is the maximum premium charge in all policy years. Currently, a premium charge of 6.4% is deducted from each premium paid up to the Target Premium in each of the first five policy years. A premium charge of 2% is deducted from each premium in excess of Target Premium for the first five policy years, and a charge of 2% is deducted from all premiums paid in policy years 6 and later. The Target Premium will appear in the Policy Specifications section of the policy.
(2)	This fee is not currently imposed, but we reserve the right to do so in the policy.
(3)	A surrender charge is applicable for up to ten policy years from the Policy Date and is calculated as a percentage of the premium paid in policy year 1 up to the Target Premium stated in the Policy Specifications page of your policy. The percentage applied to the calculation reduces over the surrender charge period. The first year surrender charge percentage will vary based upon the particular policy specifications, but can be as high as 100%. The Target Premium varies by the sex, issue age and underwriting risk of the insured person. The maximum charge shown in the table is for a 90 year old male substandard smoker underwriting risk, the minimum charge shown is for a 0 year old female standard non-smoker underwriting risk, and the charge for a representative insured person is for a 45 year old male standard non-smoker underwriting risk.

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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits. For more information about the cost of insurance rates and other charges talk to your John Hancock NY representative.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Applied	Amount
		Guaranteed Rate	Current Rate
Cost of insurance charge:(1)	Monthly
Minimum charge		$0.02 per $1,000 of NAR	$0.02 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.20 per $1,000 of NAR	$0.10 per $1,000 of NAR
Face Amount charge(2)	Monthly for a duration varying with the age of the insured person (see footnote 2)
Minimum charge		$0.02 per $1,000 of Base Face Amount	$0.02 per $1,000 of Base Face Amount
Maximum charge		$0.79 per $1,000 of Base Face Amount	$0.79 per $1,000 of Base Face Amount
Charge for representative insured person		$0.14 per $1,000 of Base Face Amount	$0.14 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15	$15
Asset-based risk charge(3)	Monthly	0.06% of policy value	0.05% of policy value
Maximum policy loan interest rate(4)	Accrues daily Payable annually	4.25%	4.25%

(1)	The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum rate shown in the table is the rate in the first policy year for a policy issued to cover a 5 year old female preferred underwriting risk class. The maximum rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock NY representative.
(2)	The duration of the Face Amount charge varies based upon the age of the insured person as of the anniversary date nearest the policy date, as follows: age 50 and under, 4 years; age 51, 5 years; age 52, 6 years; age 53, 7 years; age 54, 8 years; age 55, 9 years; and age 56 and over, 10 years. The charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age and risk class of the insured person. The minimum charge shown in the table is for a 0 year old female. The maximum rate shown is for a 90 year old male substandard smoker underwriting risk. The representative insured person referred to in the table is a 45 year old male standard risk.
(3)	This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account. The percentage amount indicated in the table are the amounts assessed in policy years 1-15. In policy years 16 and after, the guaranteed rate is 0.02%.
(4)	4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Applied	Amount
Extended No-Lapse Guarantee Rider:(1)	Monthly
Minimum charge		$0.02 per $1,000 of Base Face Amount
Maximum charge		$0.08 per $1,000 of Base Face Amount
Charge for representative insured person		$0.03 per $1,000 of Base Face Amount
Long-Term Care Rider:(2)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$1.80 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR
Enhanced Surrender Value Rider	Upon payment of premium	2% of premiums paid in the first policy year up to the Target Premium
Return of Premium Death Benefit Rider:(3)	Monthly
Minimum charge		$0.02 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured person		$0.10 per $1,000 of NAR
Change of Life Insured Rider	At exercise of benefit	$250.00(4)
Accelerated Benefit Rider	At exercise of benefit	$150.00(5)

(1)	The charge for this rider is determined by multiplying the Base Face Amount by the applicable rate. The rates vary by sex, issue age, and underwriting risk class of the insured person. The minimum rate shown in the table is for a 0 year old female standard non-smoker underwriting risk. The maximum rate shown in the table is for a 90 year old male standard smoker underwriting risk. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk.
(2)	The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The minimum rate shown in the table is for a 20 year old female standard non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The maximum rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.
(3)	The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary depending upon the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum rate shown in the table is the rate in the first policy year for a policy issued to cover a 0 year old female standard non-smoker underwriting risk. The maximum rate shown in the table is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.
(4)	The charge for this benefit will be assessed separately and will not be deducted from the policy value.
(5)	This charge is not currently imposed, but we reserve the right to do so in the policy.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.54%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and

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managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies, the portfolio managers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities that the master fund’s adviser believes demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

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Portfolio	Portfolio Manager	Investment Objective
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies domiciled outside the U.S., including companies domiciled in developing countries, that the adviser believes have the potential for growth. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in companies without regard to market capitalization, including companies with small market capitalizations.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
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Portfolio	Portfolio Manager	Investment Objective
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considered by the portfolio’s subadviser to have potential for earnings or revenue growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
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Portfolio	Portfolio Manager	Investment Objective
Natural Resources	RS Investment Management Co. LLC; and Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	Alliance Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
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Portfolio	Portfolio Manager	Investment Objective
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 2500,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 2500 Index (as of March 31, 2013) — $11 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

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On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock NY

John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

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Description of Separate Account B

The investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock NY’s other assets. John Hancock NY is obligated to pay all amounts promised to policy owners under the policies.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account options

Our obligations under any fixed account option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed account options — the standard fixed account, and the enhanced yield fixed account offered as a supplementary benefit rider. The effective annual rate we declare for the fixed account options will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account options, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account options have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death , or (2) the minimum death benefit.
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For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

For the same amount of premiums paid, the amount of the premium charge on premium payments and the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-lapse guarantee”). Also, the amount of any Supplemental Face Amount coverage expires on the policy anniversary nearest the insured person’s 121st birthday.

If your priority is to reduce your Face Amount charges and the premium charge on your premiums, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the insured person reaches 121, then you may wish to maximize the proportion of the Base Face Amount. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Death Benefit Rider, however, is limited to the first two policy years.

If you want to purchase Supplemental Face Amount coverage, you may select either a level amount of coverage or an amount of coverage that increases each year up to a prescribed limit. If you elect to forego any scheduled increase in coverage, we reserve the right to discontinue scheduled increases for all following years.

The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each age will appear in the policy.

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Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 121

At and after the policy anniversary nearest the insured person’s 121st birthday, the following will occur:

  Any Supplemental Face Amount will be limited (see “Base Face Amount vs. Supplemental Face Amount”).
  We will stop deducting any monthly deductions.
  We will stop accepting any premium payments.

Requesting an increase in coverage

After the first policy year, we may approve an unscheduled increase in the Supplemental Face Amount at any time. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Generally, an approved increase will take effect on the policy anniversary on or next following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Extended No-Lapse Guarantee, Long-Term Care and Return of Premium Death Benefit Riders you may have elected at issue.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

  the remaining Base Face Amount will be at least $100,000, and the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see “Surrender charge”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

Tax consequences of coverage changes

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.

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A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You will also choose how often to pay premiums — annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person reaches age 121, subject to the need to pay enough premium to keep the policy in force, and to the limitations on maximum premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk. In order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in

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an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account.The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less the premium charge we deduct from it.

Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or any fixed account option as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, the policy does have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company, or
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Lapse and reinstatement

Lapse

Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default,

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plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

No-lapse guarantee

As long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s surrender value to fall to zero or below during such period.

The monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.

The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance, (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person or (v) a temporary additional rating is added (due to a Face Amount increase).

The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) five years if the insured person’s issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Death Benefit Rider, however, is limited to the first two policy years.

While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a)	the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b)	the amount necessary to bring the net cash surrender value to zero plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

Cumulative premium test

The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the policy date to the date of the test.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)	The insured person’s risk classification is standard or preferred, and

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(b)	The insured person’s attained age is less than 46.

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and
(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

The incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

The policy value

From each premium payment you make, we deduct the premium charge described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in a fixed account option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for a fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to any fixed account. Otherwise, the policy level charges applicable to any fixed account are the same as those applicable to the investment accounts.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy is $1,000,000.

The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on

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transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

  within 18 months after the policy’s Issue Date, or
  within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Limitations on transfers to or from an investment account . Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer, no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Limitations on transfers out of the fixed accounts . The most you can transfer out of the enhanced yield fixed account in any one policy year is the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the enhanced yield fixed account maximum transfer percentage of 10% multiplied by the amount in the enhanced yield fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the enhanced yield fixed account during the

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previous policy year. Transfers out of the standard fixed account in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the standard fixed account maximum transfer percentage of 15% multiplied by the amount in the standard fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer that involves a transfer out of any fixed account option may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of a fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

Dollar cost averaging . We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account(s). If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers . Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select — annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

You may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied. In addition, we reserve the right to charge a withdrawal fee of up to the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal and the related charges. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $100,000.

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. The Base Face Amount will be reduced only after the Supplemental Face Amount has been reduced to zero. If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”).

For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of

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Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.

  We first determine the net cash surrender value of your policy.
  We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
  We then multiply the resulting amount by 1.25% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).
  We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first ten policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the business day on or next following the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

  The same proportionate part of the loan as was borrowed from any fixed account option will be repaid to that fixed account.
  The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value at and after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

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Description of charges at the policy level

Deduction from premium payments

  Premium charge - A charge to help defray our sales costs and related taxes. The maximum premium charge is 8% in all policy years. Currently, however, we plan to assess a premium charge of 6.4% upon each premium paid up to the Target Premium in each of the first five policy years. A premium charge of 2% of premium will be deducted from each premium in excess of Target Premium for the first five policy years, and a charge of 2% will be deducted from all premiums paid in policy years 6 and later. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specification” section of the policy.
  Enhanced Surrender Value Rider charge - A charge imposed if you elect this rider. The charge is 2% of premiums paid up to the Target Premium in the first policy year.

Deductions from policy value

  Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15.
  Face Amount charge - A monthly charge to primarily help cover sales costs. The duration of the face amount charge varies upon the age of the insured person as of the anniversary date nearest the Policy Date, as follows: age 50 and under, 4 years; age 51, 5 years; age 52, 6 years; age 53, 7 years; age 54, 8 years; age 55, 9 years; age 56 and over, 10 years. The charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rate will vary based upon the sex, age and risk class of the insured person.
  Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates, and the current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the underwriting risk class and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

  (a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and

  (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

  Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account options.
  Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.
  Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The charge is the lesser of 2% of the withdrawal amount or $25. This charge is not currently imposed, but we reserve the right to do so.
  Surrender charge - A charge we deduct if the policy lapses or is surrendered within the surrender charge period, which can be up to ten policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums received in the first policy year that do not exceed the Target Premium stated in the Policy Specifications page of your policy. The percentage
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  applied is dependent upon the policy year during which lapse or surrender occurs. The surrender charge duration and percentages will vary based upon the particular policy specifications, but can can be as high as 100% and as long as 10 policy years, as shown in the following table:
Policy Year	Percentage Applied
1-4	100%
5-6	95%
7	90%
8	70%
9	50%
10	30%
11 or later	0%

If lapse or surrender occurs during the surrender charge period, the percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is less than age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see “Withdrawals” and “Requesting a decrease in coverage”). The pro rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.

Additional information about how certain policy charges work

Sales expenses and related charges

The premium charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the premium charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total premium charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total premium charges of $4,200. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total premium charges of only $3,320. However, delaying the payment of Target Premiums to later policy years could increase the risk that the policy value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Supplemental Face Amount may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be

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collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, the premium tax in New York is 0.7% of each premium payment.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

  Extended No-Lapse Guarantee Rider - You may elect the Extended No-Lapse Guarantee Rider at issue, which extends the No-Lapse Guarantee Period provided by your policy for the Base Face Amount to the earlier of: (a) termination of the policy or rider, (b) the number of years selected by the policy owner, subject to any applicable state limitations or (c) age 90 of the insured person (or age 121 as specified in certain policies). You will pay an additional fee for this rider, which varies based on the individual characteristics of the insured person, the length of the guarantee period you select and the Base Face Amount. A change in Base Face Amount of the policy may affect the cost of the rider.

If you purchase a policy with the Extended No-Lapse Guarantee Rider, we limit the investment accounts you may select to one or more of the Lifestyle investment accounts and certain other selected investment accounts, as designated in your application. You must provide proper allocation instructions to one or more of the available investment accounts under this rider at the time you apply for your policy. If you request a transfer to an investment account that is not available under this rider, we will not process the transaction and will notify you that you must select a designated investment account under the rider. You may not change your premium payment allocation instructions to include an investment account that is not available under this rider. Accordingly, if you direct an additional premium payment to an investment account that is not available, we will instead apply that premium payment in accordance with your proper allocation instructions that are then in effect. We reserve the right to change the available investment accounts under this rider. You may contact our Service Office shown in the prospectus or your registered representative for more information on the available investment accounts under this rider.

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Provided this benefit is in effect, we guarantee that during the Extended No-Lapse Guarantee Period, your policy will not go into default with respect to the Base Face Amount if the policy satisfies either one of the extended cumulative premium tests described below:

1)	Extended Cumulative Premium Test. This test will be performed as of the beginning of any Policy Month during the Extended No-Lapse Guarantee Period that your policy would otherwise be in default in the absence of this rider. Your policy will satisfy this test if the sum of the premiums received, less any policy debt, and less any withdrawals taken on or before the date of any test, is equal to or greater than the sum of the monthly Extended No-Lapse Guarantee Premiums due from the Policy Date to the date of this test.
2)	Early Funding Extended Cumulative Premium Test. This test will be performed as of the beginning of the Policy Month following the end of Policy Year 10, and, if satisfied on that date, may also be performed on additional testing dates during the Extended No-Lapse Guarantee Period. Your policy will satisfy this test if the sum of premiums received, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the Early Funding Extended No-Lapse Guarantee Premium.

The Early Funding Extended Cumulative Premium Test will cease to apply if either of the following occurs:

a)	The Early Funding Extended Cumulative Premium Test is not satisfied at the end of Policy Year 10, or
b)	We approve a written request you make any time after Policy Year 1 for an increase in the Base Face Amount or in any Supplemental Face Amount.

The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are determined at policy issuance and depend upon the age and other insurance risk characteristics of the insured person, as well as the amount of coverage and additional optional benefits and length of the guarantee period you select. The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are set forth in your policy and may be changed if any of the following occurs under your policy:

a)	the addition, termination or change of a supplementary benefit rider;
b)	a change of a death benefit option;
c)	a decrease in the Base Face Amount or in any Supplemental Face Amount;
d)	an increase in the Base Face Amount or in any Supplemental Face Amount (in which case, the Early Funding Extended Cumulative Premium test will cease to apply as described above); or
e)	a change in the life insured’s risk classification.

We will inform you of any change to the Extended No-Lapse Guarantee Premium or Early Funding Extended No-Lapse Guarantee Premium resulting from any of the above changes. Any change will be applied prospectively.

Grace Period. While the Extended No-Lapse Guarantee Rider is in effect, we will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether either of the extended cumulative premium tests described above have been met.

If neither of the extended cumulative premium tests have been met, then we will notify you that the policy is in default and allow a 61 day grace period in which you may make a premium payment sufficient to keep the policy out of default. This required payment, as described in the notification, will be equal to the lesser of:

a)	The amount necessary to bring the net cash surrender value to zero plus an amount equal to three times the monthly deductions due at the date of default, plus the applicable premium charge; or
b)	The amount necessary to satisfy the Extended Cumulative Premium Test as of the date of default, plus the Extended No-Lapse Guarantee Premium for the next three Policy Months; or
c)	The amount necessary to satisfy the Early Funding Extended Cumulative Premium Test, provided the policy met the requirements for this test at the end of Policy Year 10 and the test has not ceased to apply.

If the required payment is not received by the end of the grace period, the Extended No-Lapse Guarantee and the policy will terminate. If you make the required payment under either (b) or (c) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.

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If either of the extended cumulative premium tests have been satisfied while the policy would otherwise be in default, then the Base Face Amount will remain in effect, but any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will be subject to termination if a payment in the amount stated in (a) above is not received by the end of the grace period.

Termination. The Extended No-Lapse Guarantee Rider will terminate at the earliest of:

a)	the end of the Extended No-Lapse Guarantee Period shown in your policy;
b)	the end of the grace period for which you have not paid the amount necessary to bring this benefit out of default as set forth in your policy and rider;
c)	the date your policy terminates; or
d)	the date we receive written request from you to terminate this rider.

The rider cannot be reinstated once terminated.

  Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of “qualified long-term care service” as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit,” is based on the percentage of the policy’s death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.

We restrict your policy value’s exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements or the Extended No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee or Extended No-Lapse Guarantee to remain in effect after a termination of rider benefits.

Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).

  Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the life
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  insured. The Return of Premium Death Benefit has an initial value equal to your initial premium times the Percentage of Premium (which may range between 0% and 100%) as elected and shown in the Policy Specifications page for the rider. The Percentage of Premium will be applied to each subsequent premium and will increase the coverage at the time of premium payment by that amount. The rider also provides options to increase or decrease the benefit amount. The Return of Premium Death Benefit Increase Rate is specified in the Policy Specifications page of your policy and may range between 0% and 5%. This rider is only available to you if death benefit Option 1 is elected.

The Return of Premium Death Benefit will not exceed the Maximum Benefit Amount shown in the Policy Specifications page for the rider. If the policy owner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Death Benefit will be reduced by the amount of the withdrawal.

The No Lapse Guarantee provisions of the policy apply to the Return of Premium Death Benefit for the first two policy years only.

  Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured’s insurability, and the premiums and charges after the change date will reflect the new life insured’s age, sex, risk classification and any additional rating which applies. Supplementary benefits riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The validity and suicide provisions of the policy will apply to the entire Face Amount at the change date.
  Enhanced Surrender Value Rider - In the application for the policy, you may elect to purchase the Enhanced Surrender Value Rider. This rider provides an enhanced surrender value benefit (in addition to the surrender value) if you surrender the policy within the first ten policy years. The amount of the benefit will be shown in the “Policy Specifications” section of the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.
  Enhanced Yield Fixed Account Rider - You may elect to allocate your premiums or policy value to the enhanced yield fixed account that we offer by rider. Obligations under the enhanced yield fixed account are backed by our general account. We will credit interest at the rate we declare. Additional transfer restrictions apply to amounts in an enhanced yield fixed account (see “Transfers of existing policy value”).
  Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. Payment of the accelerated benefits is subject to limits and conditions specified in the rider.

Variations in policy terms

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

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Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than six months from the date of application for the policy, the earliest date allowed by New York state law. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
  Combining or removing fixed accounts or investment accounts.
  Changes in the form of organization of any separate account.

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

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The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below:

  Determine when and how much you invest in the various accounts.
  Borrow or withdraw amounts you have in the accounts.
  Change the beneficiary who will receive the death benefit.
  Change the amount of insurance.
  Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
  Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within ten days after you receive it. This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock NY at either of the addresses shown on the back cover of this prospectus, or the John Hancock NY representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. You will receive a refund of any premiums you’ve paid.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in either fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

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When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond the time limit that is specified in your policy, which generally is two years from the Issue Date.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

New York state law allows us to defer payment of any portion of the net cash surrender value derived from any fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock NY Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

  loans
  surrenders or withdrawals
  change of death benefit option
  increase or decrease in Face Amount
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

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  transfers of policy value among accounts
  change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock NY representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options . To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to

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help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 99% of the premium paid up to the first tier and 6.5% of any excess premiums; policy year 2, 26.5% of the premium paid up to the first tier and 3.25% of any excess premiums; policy years 3-5, 5.5% of the premium paid up to the first tier and 3.25% of any excess premiums; policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and policy years 11+, no compensation paid. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

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Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if you have elected a Long-Term Care Rider, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.

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If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected the Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

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In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material

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change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock NY and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

46

In addition to this prospectus, John Hancock NY has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK NY SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6-10 Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-8329  —  1933 Act File No. 333-132905

Statement of Additional Information
dated April 29, 2013

for interests in

John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	2
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under NY law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH

Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2012, 2011, and 2010 was $156,801,522, $158,741,294 and $145,301,936, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-85296	333-131134
333-88972	333-132905	333-152408
333-33504	333-141693	333-153253
333-100664	333-148992	333-157213
333-127543	333-151631	333-179571
333-131139

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the Company) as of December 31, 2012 and 2011, and the related statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2012 and 2011 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,079; 2011—$7,843)	$6,629	$8,350
Held-for-trading—at fair value (amortized cost: 2012—$332; 2011—$342)	372	372
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$1; 2011—$0)	1	-
Investment in unconsolidated affiliate	1	1
Mortgage loans on real estate	977	1,019
Investment real estate, agriculture, and timber	81	86
Policy loans	138	124
Short-term investments	38	54
Other invested assets	5	-

Total Investments	8,242	10,006

Cash and cash equivalents	495	250
Accrued investment income	118	127
Value of business acquired	12	30
Deferred policy acquisition costs and deferred sales inducements	428	421
Amounts due from and held for affiliates	286	198
Reinsurance recoverable	417	390
Derivative assets	654	661
Amounts on deposit with reinsurers	1,701	-
Other assets	61	49
Separate account assets	7,687	7,034

Total Assets	$20,101	$19,166

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$5,814	$5,472
Policyholders’ funds	619	830
Unearned revenue	40	49
Unpaid claims and claim expense reserves	37	34
Policyholder dividends payable	2	2
Amounts due to affiliates	166	292
Current income tax payable	85	166
Deferred income tax liability	69	77
Coinsurance funds withheld	2,329	2,233
Payables for collateral on derivatives	158	168
Derivative liabilities	698	586
Deferred gains	117	119
Other liabilities	89	91
Separate account liabilities	7,687	7,034

Total Liabilities	17,910	17,153

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2012 and 2011)	2	2
Additional paid-in capital	895	895
Retained earnings	938	778
Accumulated other comprehensive income	356	338

Total Company Shareholder’s Equity	2,191	2,013

Total Liabilities and Shareholder’s Equity	$20,101	$19,166

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$207	$74	$1,164
Fee income	257	413	286
Net investment income	585	597	550
Net realized investment and other gains (losses)	(52)	289	(187)
Other revenue	5	-	-

Total revenues	1,002	1,373	1,813

Benefits and expenses
Benefits to policyholders	511	640	1,366
Policyholder dividends	6	6	8
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	53	139	65
Other operating costs and expenses	219	237	304

Total benefits and expenses	789	1,022	1,743

Income (loss) before income taxes	213	351	70

Income tax expense (benefit)	53	121	(105)

Net income (loss)	160	230	175

Less: net income (loss) attributable to noncontrolling interests	-	-	-

Net income (loss) attributable to the Company	$160	$230	$175

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$160	$230	$175

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	126	322	120
Reclassification adjustment for (gains) losses realized in net income	(102)	(208)	2
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(2)	97	-
Reclassification of net cash flow hedge (gains) losses to net income	(4)	-	-

Total other comprehensive income (loss), net of tax	18	211	122

Total comprehensive income (loss)	$178	$441	$297

Income taxes included in other comprehensive income (loss)

Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	67	172	66
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(55)	(111)	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(1)	52	-
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(2)	-	-

Total income tax expense (benefit) in other comprehensive income (loss)	$9	$113	$67

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Outstanding Shares

	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2010 (as previously reported)	$2	$895	$510	$5	$1,412	2,000
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(37)	1	(36)

Balance at January 1, 2010 (as currently reported)	$2	$895	$473	$6	$1,376	2,000

Net income (loss)	-	-	175	-	175
Other comprehensive income (loss), net of tax	-	-	-	121	121
Dividend paid to Parent	-	-	(100)	-	(100)

Balance at December 31, 2010	$2	$895	$548	$127	$1,572	2,000

Net income (loss)	-	-	230	-	230
Other comprehensive income (loss), net of tax	-	-	-	211	211

Balance at December 31, 2011	$2	$895	$778	$338	$2,013	2,000

Net income (loss)	-	-	160	-	160
Other comprehensive income (loss), net of tax	-	-	-	18	18

Balance at December 31, 2012	$2	$895	$938	$356	$2,191	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$160	$230	$175
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	43	74	77
Net realized investments and other (gains) losses	52	(289)	187
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	53	139	65
Capitalization of deferred policy acquisition costs and deferred sales inducements	(40)	(48)	(64)
Net cash flows from trading securities	12	54	(40)
(Increase) decrease in accrued investment income	(4)	(6)	(24)
(Increase) decrease in other assets and other liabilities, net	(294)	284	70
Increase (decrease) in policyholder liabilities and accruals, net	211	304	338
Interest credited to policyholder liabilities	112	110	105
Increase (decrease) in deferred income taxes	(17)	(10)	(173)

Net cash provided by (used in) operating activities	288	842	716

Cash flows from investing activities:
Sales of:
Fixed maturities	4,321	5,367	2,258
Equity securities	-	-	-
Mortgage loans on real estate	74	76	11
Investment real estate, agriculture, and timber	6	-	5
Other invested assets	-	-	-
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	278	551	112
Mortgage loans on real estate	25	23	20
Other invested assets	-	-	-
Purchases of:
Fixed maturities	(4,434)	(5,911)	(3,031)
Equity securities	(1)	-	-
Investment real estate, agriculture, and timber	(1)	(3)	(2)
Other invested assets	(4)	-	-
Mortgage loans on real estate issued	(64)	(330)	(82)
Net (purchases) redemptions of short-term investments	16	13	40
Policy loans advanced, net	(14)	(12)	(15)
Net change in payable for undelivered securities	(4)	3	(2)
Other, net	3	-	-

Net cash provided by (used in) investing activities	201	(223)	(686)

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Dividend paid to Parent	-	-	(100)
Universal life and investment-type contract deposits	169	341	395
Universal life and investment-type contract maturities and withdrawals	(378)	(1,082)	(527)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	14	12	1
Unearned revenue on financial reinsurance	(49)	(89)	(26)
Net reinsurance recoverable	-	4	3

Net cash provided by (used in) financing activities	(244)	(814)	(254)

Net increase (decrease) in cash and cash equivalents	245	(195)	(224)
Cash and cash equivalents at beginning of year	250	445	669

Cash and cash equivalents at end of year	$495	$250	$445

Non-cash financing activities during the year:
Transfer of assets to First Allmerica Financial Life Insurance Company	$(1,717)	$-	$-

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”). JHFC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York (“NY”). These products, including individual life insurance, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company suspended sales of all its individual and group fixed and variable annuities.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

The Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity securities as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Investment real estate and agriculture, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate and agriculture is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Value of Business Acquired. Value of business acquired (“VOBA”) is the present value of estimated future profits of insurance policies in-force. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 57% and 59% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 24%, 23%, and 52% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$400	$543
Funding agreements	-	-
Guaranteed investments contracts	32	91

Total liabilities for investment-type products	432	634
Individual and group annuities	97	113
Certain traditional life policies, life insurance retained asset accounts and other	90	83

Total policyholders’ funds	$619	$830

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Deferred Gains. The Company amortizes the deferred gains over 10 years using the effective interest method.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administrative service fees collected from the separate accounts. Such fees are recognized in the period in which the services are performed.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $36 million, after tax, from $1,412 million, as previously reported, to $1,376 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Balance Sheet, Statements of Operations, Statements of Comprehensive Income, and Statements of Cash Flows:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Presentation Reclassification (2)	As Reported

	(in millions)
Assets
Deferred policy acquisition costs and deferred sales inducements	$478	$(57)	$-	$421
Liabilities
Amounts due to affiliates	227	-	65	292
Coinsurance funds withheld	2,298	-	(65)	2,233
Deferred income tax liability	97	(20)	-	77
Shareholder’s Equity
Retained earnings	818	(40)	-	778
Accumulated other comprehensive income	335	3	-	338
Total shareholder’s equity	2,050	(37)	-	2,013

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Presentation Reclassification (2)	As Reported

	(in millions)
Revenues
Net investment income	$499	$-	$98	$597
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	(13)	-	139
Other operating costs and expenses	131	8	98	237
Income (loss) before income taxes	346	5	-	351
Income tax expense (benefit)	119	2	-	121
Net income (loss)	227	3	-	230

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Presentation Reclassification (2)	As Reported

	(in millions)
Revenues
Fee income	$282	$-	$4	$286
Net investment income	462	-	88	550
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	68	(3)	-	65
Other operating costs and expenses	200	12	92	304
Income (loss) before income taxes	79	(9)	-	70
Income tax expense (benefit)	(102)	(3)	-	(105)
Net income (loss)	181	(6)	-	175

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Presentation Reclassification (2)	As Reported

	(in millions)
Net income (loss)	$227	$3	$-	$230
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	(13)	-	139
Capitalization of deferred policy acquisition costs and deferred sales inducements	(56)	8	-	(48)
Increase (decrease) in deferred income taxes	(12)	2	-	(10)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Presentation Reclassification (2)	As Reported

	(in millions)
Net income (loss)	$181	$(6)	$-	$175
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	68	(3)	-	65
Capitalization of deferred policy acquisition costs and deferred sales inducements	(76)	12	-	(64)
Increase (decrease) in deferred income taxes	(170)	(3)	-	(173)
(1)	See discussion included in the Significant Accounting Policies Note — Adoption of Recent Accounting Pronouncements — Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note — Reclassifications for further information on this change to the Company’s previously reported results.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$3,470	$406	$(5)	$3,871	$-
Commercial mortgage-backed securities	222	8	-	230	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	42	4	-	45	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,052	99	(13)	2,137	-
Obligations of states and political subdivisions	236	51	-	287	-
Debt securities issued by foreign governments	57	2	-	59	-

Fixed maturities	6,079	570	(18)	6,629	-
Other fixed maturities	-	-	-	-	-

Total fixed maturities available-for-sale	6,079	570	(18)	6,629	-

Equity securities available-for-sale	1	-	-	1	-

Total fixed maturities and equity securities available-for-sale	$6,080	$570	$(18)	$6,630	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$4,791	$354	$(21)	$5,124	$-
Commercial mortgage-backed securities	676	27	-	703	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	2	-	-	2	-
Other asset-backed securities	83	3	(1)	85	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,009	106	-	2,115	-
Obligations of states and political subdivisions	223	37	-	260	-
Debt securities issued by foreign governments	59	2	-	61	-

Fixed maturities	7,843	529	(22)	8,350	-
Other fixed maturities	-	-	-	-	-

Total fixed maturities available-for-sale	7,843	529	(22)	8,350	-

Equity securities available-for-sale	-	-	-	-	-

Total fixed maturities and equity securities available-for-sale	$7,843	$529	$(22)	$8,350	$-

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$316	$319
Due after one year through five years	881	937
Due after five years through ten years	1,032	1,132
Due after ten years	3,586	3,966

	5,815	6,354
Asset-backed and mortgage-backed securities	264	275

Total	$6,079	$6,629

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Statements of Operations, while the non-credit loss is charged to AOCI on the Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The cost amounts for fixed maturity securities are net of other-than-temporary impairment charges.

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$186	$(4)	$32	$(1)	$218	$(5)
Commercial mortgage-backed securities	10	-	-	-	10	-
Residential mortgage-backed securities	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-
US Treasury securities and obligations of US government corps and agencies	643	(13)	-	-	643	(13)
Obligations of states and political subdivisions	12	-	-	-	12	-
Debt securities issued by foreign governments	3	-	18	-	21	-
Total fixed maturities available-for-sale	854	(17)	50	(1)	904	(18)
Equity securities available-for-sale	-	-	-	-	-	-
Total	$854	$(17)	$50	$(1)	$904	$(18)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$375	$(17)	$51	$(4)	$426	$(21)
Commercial mortgage-backed securities	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-
Other asset-backed securities	17	(1)	-	-	17	(1)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	-	-	-	-
Debt securities issued by foreign governments	-	-	-	-	-	-
Total fixed maturities available-for-sale	392	(18)	51	(4)	443	(22)
Equity securities available-for-sale	-	-	-	-	-	-
Total	$392	$(18)	$51	$(4)	$443	$(22)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $1 million at December 31, 2012 from $2 million at December 31, 2011.

At December 31, 2012 and 2011, there were 62 and 90 fixed maturity securities with an aggregate gross unrealized loss of $18 million and $22 million, respectively, of which the single largest unrealized loss was $12 million and $5 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

Available-for-sale securities with amortized cost of $2 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2012.

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$1	$1
Bonds pledged in support of exchange-traded futures	24	43
Bonds on deposit with government authorities	1	1

Total assets pledged as collateral and on deposit	$26	$45

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$201	East North Central	$146
Industrial	130	East South Central	2
Office buildings	322	Middle Atlantic	114
Retail	251	Mountain	48
Mixed use	-	New England	37
Agricultural	-	Pacific	333
Agribusiness	2	South Atlantic	193
Other	71	West North Central	39
		West South Central	65
		Canada / Other	-
Provision for losses	-	Provision for losses	-

Total	$977	Total	$977

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$223	East North Central	$151
Industrial	140	East South Central	2
Office buildings	322	Middle Atlantic	129
Retail	262	Mountain	54
Mixed use	3	New England	40
Agricultural	-	Pacific	325
Agribusiness	-	South Atlantic	210
Other	76	West North Central	49
		West South Central	66
		Canada / Other	-
Provision for losses	(7)	Provision for losses	(7)

Total	$1,019	Total	$1,019

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$7	$-	$-	$(7)	$-

Year ended December 31, 2011	2	9	-	(4)	7

Year ended December 31, 2010	-	2	-	-	2

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $0 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $0 million were on nonaccrual status at December 31, 2012 . At December 31, 2012, mortgage loans with a carrying value of $0 million were delinquent by less than 90 days and $0 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$-	$23
Allowance for credit losses	-	(7)

Net impaired mortgage loans on real estate	$-	$16

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)

Average recorded investment in impaired loans	$9	$20	$8
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$30	$29
AA	125	129
A	238	247
BBB	562	582
BB	22	15
B and lower and unrated	-	17

Total	$977	$1,019

Investment Real Estate and Agriculture

Investment real estate and agriculture of $18 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate and agriculture was $2 million, $2 million, and $2 million for the years ended December 31, 2012, 2011, and 2010 respectively. Accumulated depreciation was $5 million and $3 million at December 31, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Equity Method Investments

The Company has a 36% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 36% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2012 and 2011, total assets of JHIMS were $80 million and $71 million, respectively, and total liabilities of JHIMS were $78 million and $69 million, respectively. For the years ended December 31, 2012, 2011, and 2010, net income of JHIMS was $520 million, $481 million, and $440 million, respectively. The Company’s share of income earned from its investment in JHIMS was $183 million, $175 million, and $166 million for the years ended December 31, 2012, 2011, and 2010, respectively, and is included in net investment income.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$331	$366	$345
Equity securities	-	-	-
Mortgage loans on real estate	49	40	33
Investment real estate, agriculture, and timber	17	10	7
Policy loans	6	6	6
Short-term investments	1	1	-
Derivatives	25	23	13
Equity method investments and other (1)	183	175	166

Gross investment income	612	621	570

Less investment expenses	(27)	(24)	(20)

Net investment income	$585	$597	$550

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$170	$337	$16
Equity securities	-	-	-
Mortgage loans on real estate	3	(7)	-
Derivatives	(211)	(24)	(185)
Other invested assets	1	-	-
Amounts credited to participating contract holders	(15)	(17)	(18)

Net realized investment and other gains (losses)	$(52)	$289	$(187)

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gain on fixed maturities classified as held-for-trading of $10 million, $13 million, and $16 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of ($134) million, $14 million, and ($138) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For, 2012, 2011, and 2010 net investment income passed through to participating contract holders as interest credited to policyholder account balances amounted to $23 million, $30 million, and $29 million respectively.

Gross gains were realized on the sale of available-for-sale securities of $190 million, $345 million, and $70 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $51 million, $26 million, and $68 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, there were no other-than-temporary impairments on available-for-sale securities for the years ended December 31, 2012, 2011, and 2010, respectively, recognized in the Statements of Operations.

Note 3 — Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$30	$42
Amortization	(28)	(8)
Change due to unrealized investment gains (losses)	10	(4)

Balance, end of year	$12	$30

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$6
2014	2
2015	1
2016	1
2017	1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$397	$499
Capitalization	40	47
Amortization	(24)	(124)
Change due to unrealized investment gains	(8)	(25)

Balance, end of year	$405	$397

The balance of and changes in deferred sales inducements (“DSI”) were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$24	$32
Capitalization	-	1
Amortization	(1)	(7)
Change due to unrealized investment gains	-	(2)

Balance, end of year	$23	$24

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as financial reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business and $2,329 million and $2,233 million was recorded to the coinsurance funds withheld liability as of December 31, 2012 and 2011, respectively.

The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement. As of December 31, 2012 and 2011, the Company reported a reinsurance payable to JHUSA of $66 million and $163 million, respectively.

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Company. The Company recorded a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($19) million and ($17) million at December 31, 2012 and 2011, respectively, on the Company’s Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from JHRECO of $1 million and $1 million, which was included with amounts due from and held for affiliates on the Company’s Balance Sheets. Premiums ceded to JHRECO were $0 million, $15 million and $0 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims incurred ceded to JHRECO were $34 million, $44 million and $34 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $65 million, $66 million, and $65 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable of $14 million and $13 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Effective December 28, 2009, in connection with the hedging risks associated with the Company’s variable annuity products, the Company entered into an Asset & Liability Management Services Agreement with MLI, pursuant to which MLI performs certain asset and liability management services in connection with the hedging program. The fees for services provided under this agreement are determined at fair market value. Costs incurred under this agreement were $1 million, $2 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had no amounts payable.

Other

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuity, variable life and other products issued by the Company. This agreement replaced and superseded the previous Underwriting and Distribution Agreement dated January 1, 2002 between the parties. For the years ended December 31, 2012, 2011, and 2010, the Company was billed by JHD for underwriting commissions of $67 million, $75 million, and $87 million, respectively. The Company had amounts payable for services provided of $4 million and $3 million at December 31, 2012 and 2011, respectively.

The Company had receivables from JHIMS relating to distributions of $16 million and $14 million, which were included in accrued investment income at December 31, 2012 and 2011, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool Agreement effective January 1, 2010. The Company had $333 million and $51 million invested in this pool at December 31, 2012 and 2011, respectively, which were included in cash and cash equivalents on the Company’s Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance

The effect of reinsurance on life and fixed and variable annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$89	$110	$110
Assumed	158	22	1,090
Ceded	(40)	(58)	(36)

Net	$207	$74	$1,164

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life and annuity ceded reinsurance contracts were $104 million, $95 million, and $107 million, respectively.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Balance Sheets.

At December 31, 2012, the Company had treaties with 28 reinsurers for its life insurance business (25 non-affiliated and 3 affiliated). The per policy life risk retained by the Company is capped at a maximum of $30 million on single life policies and $35 million on survivorship life policies. The previous limit of $100 thousand, which was revised as a consequence of the transfer of NY business, continues to apply to policies and reinsurance agreements in-force as at December 31, 2009. In 2012, recoveries under these agreements totaled $70 million on $92 million of death claims. In 2011, recoveries under these agreements totaled $50 million on $69 million of death claims. In 2010, recoveries under these agreements totaled $73 million on $102 million of death claims.

Note 7 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s life insurance business. These agreements will reduce the impact of future interest rates changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$212	$32	$-	$47	$25	$-
	Foreign currency swaps	-	-	-	-	-	-

Cash flow hedges	Interest rate swaps	311	78	3	500	150	-
	Foreign currency swaps	-	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-	-
	Equity market contracts	-	-	-	-	-	-

Total Derivatives in Hedging Relationships		$523	$110	$3	$547	$175	$-

Non-Hedging Relationships
	Interest rate swaps	$7,385	$544	$347	$4,585	$486	$323
	Interest rate futures	284	-	-	390	-	-
	Foreign currency swaps	-	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-	-
	Equity market contracts	-	-	-	-	-	-
	Equity index futures	394	-	-	467	-	-
	Interest rate options	-	-	-	-	-	-
	Credit default swaps	-	-	-	-	-	-
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	348	-	-	263
	Embedded derivatives – participating pension contracts (1)	-	-	37	-	-	25
	Embedded derivatives – benefit guarantees (1)	-	75	108	-	74	102

Total Derivatives in Non-Hedging Relationships		8,063	619	840	5,442	560	713

Total Derivatives (2)		$8,586	$729	$843	$5,989	$735	$713

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$7	$(6)	$1
	Fixed-rate liabilities	-	-	-
Foreign Currency Swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$7	$(6)	$1

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	10	(12)	(2)
Foreign Currency Swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$10	$(12)	$(2)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	2	(2)	-
Foreign Currency Swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$2	$(2)	$-

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the years ended December 31, 2011 and 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. During 2012 the Company completed a review of the investment strategy for the universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, new UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestment in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however, believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Statements of Operations, the Statements of Comprehensive Income (Loss) and the Statements of Changes in Shareholder’s Equity:

Year ended December 31, 2012

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(2)	$4	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	-	-	-

Total		$(2)	$4	$-

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$97	$-	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	-	-	-

Total		$97	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$-	$-	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	-	-	-

Total		$-	$-	$-

The Company anticipates that pre-tax net gains of $1 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 5 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in July 2010, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(28)	$187	$(27)
Interest rate futures	(5)	(14)	(1)
Interest rate options	-	-	-
Credit defaults swaps
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Embedded derivatives	(104)	(172)	(110)
Equity market contracts	-	-	-
Equity index futures	(81)	(23)	(47)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(218)	$(22)	$(185)

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Fair Value of Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company had accepted collateral consisting of cash of $158 million and $168 million and various securities with a fair value of $187 million and $181 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 8 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$104	$78
Net amount at risk related to deposits	5	5
Average attained age of contract holders	49	48

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,463	$1,425
Net amount at risk — net of reinsurance	12	54
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$-	$-
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	-	-
Guaranteed minimum return rate	0%	0%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,493	$2,491
Net amount at risk — net of reinsurance	67	199
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$421	$410
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	63	63

Guaranteed Minimum Withdrawal Benefit
Account value	$2,944	$2,821
Net amount at risk	334	498
Average attained age of contract holders	65	64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$2,160	$2,085
Balanced	1,379	1,329
Bond	535	522
Money Market	65	77

Total	$4,139	$4,013

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$28	$10	$106	$144
Incurred guarantee benefits	(3)	-	-	(3)
Other reserve changes	3	1	12	16

Balance at December 31, 2012	28	11	118	157
Reinsurance recoverable	(1)	(75)	-	(76)

Net balance at December 31, 2012	$27	$(64)	$118	$81

Balance at January 1, 2011	$28	$6	$39	$73
Incurred guarantee benefits	(6)	-	-	(6)
Other reserve changes	6	4	67	77

Balance at December 31, 2011	28	10	106	144
Reinsurance recoverable	-	(74)	-	(74)

Net balance at December 31, 2011	$28	$(64)	$106	$70

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 9 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware, LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. Prior to the merger, the Company filed tax returns as part of the MHDLLC consolidated group.

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$70	$131	$69

Deferred taxes:
Federal	(17)	(10)	(174)

Total income tax expense (benefit)	$53	$121	$(105)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$75	$123	$25
Add (deduct):
Prior year taxes	(4)	2	-
Tax credits	(2)	(1)	-
Dividend received deduction	(7)	(6)	(6)
Change in tax reserves	(9)	3	1
Tax-exempt investment income	-	-	(125)
Foreign tax expense gross-up	1	-	-
Other	(1)	-	-

Total income tax expense (benefit)	$53	$121	$(105)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$202	$197
Tax credits	10	8
Unearned revenue	7	11
Other	3	8

Total deferred tax assets	222	224

Deferred tax liabilities:
Unrealized investment gains on securities	192	181
Deferred policy acquisition costs	73	52
Deferred sales inducements	9	9
Securities and other investments	13	45
Intangibles	4	14

Total deferred tax liabilities	291	301

Net deferred tax liabilities	$69	$77

At December 31, 2012 the Company had no operating loss carry forwards. At December 31, 2012, the Company had $10 million of tax credits, which consist of $4 million of alternative minimum tax credits and $6 million of foreign tax credits. The foreign tax credits begin to expire in tax year 2014 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

Under the terms of its intercompany tax sharing agreement, the Company made federal income tax payments to its parent, JHUSA, of $152 million, $69 million, and $49 million in 2012, 2011, and 2010, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and in NY. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$18	$15
Additions based on tax positions related to the current year	2	3
Reductions for tax positions of prior years	(11)	-

Balance, end of year	$9	$18

Included in the balances as of December 31, 2012 and 2011, respectively, are $9 million and $18 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. There are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2006 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $3 million of interest benefit for the year ended December 31, 2012 and $1 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1 million and $4 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 10 — Commitments and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt totaling $21 million at December 31, 2012. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under an operating lease agreement, which will expire in March 2015. Rental expenses were $48 thousand, $63 thousand, and $62 thousand for each of the years ended December 31, 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Commitments and Legal Proceedings - (continued)

The future minimum lease payments by year and in the aggregate, under the remaining operating lease are presented below:

Operating Leases
(in thousands)
2013	$54
2014	55
2015	14

Total minimum lease payments	$123

The Company does not have any sublease income related to its office space.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and as a taxpayer. In addition, the NY State Department of Financial Services, the NY Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2010	$5	$-	$5
Gross unrealized investment gains (net of deferred income tax expense of $71)	131		131
Reclassification adjustment for losses realized in net income (net of deferred income tax benefit of $1)	2		2
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $5)	(11)		(11)

Net unrealized investment gains	122		122

Balance at December 31, 2010	127	-	127

Gross unrealized investment gains (net of deferred income tax expense of $212)	395		395
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $111)	(208)		(208)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $23)	(42)		(42)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $17)	(31)		(31)

Net unrealized investment gains	114		114
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $52)		97	97

Balance at December 31, 2011	$241	$97	$338

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2012	$241	$97	$338
Gross unrealized investment gains (net of deferred income tax expense of $70)	132		132
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $55)	(102)		(102)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $3)	(6)		(6)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $0)	-		-

Net unrealized investment gains	24		24
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $1)		(2)	(2)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $2)		(4)	(4)

Balance at December 31, 2012	$265	$91	$356

Net unrealized investment gains (losses) included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$552	$507	$219

Total	552	507	219

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(70)	(70)	(22)
Policyholder liabilities	(75)	(66)	(1)
Deferred income taxes	(142)	(130)	(69)

Total	(287)	(266)	(92)

Net unrealized investment gains (losses)	$265	$241	$127

Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile, which is New York.

The Company’s statutory net income (loss) for the years ended December 31, 2012, 2011, and 2010 was $69 million, $(282) million, and $ (34) million, respectively.

The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $1,005 million and $890 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2012 and 2011.

Note 12 — Pension and Other Postretirement Benefit Plans

The Company participates in the John Hancock Pension Plan (the “Plan”), a funded qualified defined benefit plan. Sponsorship of the Plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of the Plan transferred to MIC. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered participants. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2012, 2011, and 2010, respectively.

The Company participates in the John Hancock Welfare Plan (the “Welfare Plan”), a postretirement medical and life insurance benefit plan for its retired employees and their spouses. Effective December 31, 2010, sponsorship of this plan transferred to MIC. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The costs associated with other postretirement benefits were charged to the Company and were not material for the years ended December 31, 2012, 2011, and 2010, respectively.

The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale	$6,629	$6,629	$8,350	$8,350
Held-for-trading	372	372	372	372
Equity securities:
Available-for-sale	1	1	-	-
Held-for-trading	-	-	-	-
Mortgage loans on real estate	977	1,106	1,019	1,101
Policy loans	138	138	124	124
Short-term investments	38	38	54	54
Cash and cash equivalents	495	495	250	250
Other invested assets	-	-	-	-
Derivatives:
Interest rate swaps	654	654	661	661
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Interest rate options	-	-	-	-
Equity market contracts	-	-	-	-
Credit default swaps	-	-	-	-
Embedded derivatives	75	75	74	74
Assets held in trust	-	-	-	-
Separate account assets	7,687	7,687	7,034	7,034

Total assets	$17,066	$17,195	$17,938	$18,020

Liabilities:
Consumer notes	$-	$-	$-	$-
Debt	-	-	-	-
Guaranteed investment contracts and funding agreements	32	33	91	94
Fixed-rate deferred and immediate annuities	1,850	1,883	1,953	1,932
Supplementary contracts without life contingencies	4	8	7	7
Derivatives:
Interest rate swaps	350	350	323	323
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Equity market contracts	-	-	-	-
Credit default swaps	-	-	-	-
Embedded derivatives	493	493	390	390

Total liabilities	$2,729	$2,767	$2,764	$2,746

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most debt securities and some short-term investments are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Balance Sheets—This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans which are reported at fair value only in the period in which an impairment is recognized.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial mortgage-backed securities, asset-backed securities, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, short-term investments, and cash and cash equivalents. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Guaranteed investment contracts and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate debt securities	$3,871	$-	$3,547	$324
Commercial mortgage-backed securities	230	-	227	3
Residential mortgage-backed securities	-	-	-	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	45	-	45	-
U.S. Treasury and agency securities	2,137	-	2,137	-
Obligations of states and political subdivisions	287	-	271	16
Debt securities issued by foreign governments	59	-	59	-

Total fixed maturities available-for-sale	6,629	-	6,286	343

Fixed maturities held-for-trading:
Corporate debt securities	259	-	249	10
Commercial mortgage-backed securities	63	-	63	-
Residential mortgage-backed securities	-	-	-	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	9	-	9	-
U.S. Treasury and agency securities	24	-	24	-
Obligations of states and political subdivisions	16	-	14	2
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	372	-	360	12

Equity securities available-for-sale	1	1	-	-
Equity securities held-for-trading	-	-	-	-
Short-term investments	38	-	38	-
Other invested assets	-	-	-	-
Derivative assets (1):
Interest rate swaps	654	-	654	-
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Interest rate options	-	-	-	-
Credit default swaps	-	-	-	-
Equity market contracts	-	-	-	-
Embedded derivatives (2):
Reinsurance contracts	-	-	-	-
Benefit guarantees	75	-	-	75
Assets held in trust	-	-	-	-
Separate account assets (3)	7,687	7,687	-	-

Total assets at fair value	$15,456	$7,688	$7,338	$430

Liabilities:
Derivatives liabilities (1):
Interest rate swaps	$350	$-	$350	$-
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Equity market contracts	-	-	-	-
Credit default swaps	-	-	-	-
Embedded derivatives (2):
Reinsurance contracts	348	-	348	-
Participating pension contracts	37	-	37	-
Benefit guarantees	108	-	-	108

Total liabilities at fair value	$843	$-	$735	$108

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate debt securities	$5,124	$-	$4,753	$371
Commercial mortgage-backed securities	703	-	703	-
Residential mortgage-backed securities	-	-	-	-
Collateralized debt obligations	2	-	2	-
Other asset-backed securities	85	-	85	-
U.S. Treasury and agency securities	2,115	-	2,115	-
Obligations of states and political subdivisions	260	-	248	12
Debt securities issued by foreign governments	61	-	61	-

Total fixed maturities available-for-sale	8,350	-	7,967	383

Fixed maturities held-for-trading:
Corporate debt securities	236	-	229	7
Commercial mortgage-backed securities	73	-	73	-
Residential mortgage-backed securities	-	-	-	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	8	-	8	-
U.S. Treasury and agency securities	38	-	38	-
Obligations of states and political subdivisions	16	-	14	2
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	372	-	363	9

Equity securities available-for-sale	-	-	-	-
Equity securities held-for-trading	-	-	-	-
Short-term investments	54	-	54	-
Other invested assets	-	-	-	-
Derivative assets (1):
Interest rate swaps	661	-	624	37
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Interest rate options	-	-	-	-
Credit default swaps	-	-	-	-
Equity market contracts	-	-	-	-
Embedded derivatives (2):
Reinsurance contracts	-	-	-	-
Benefit guarantees	74	-	-	74
Assets held in trust	-	-	-	-
Separate account assets (3)	7,034	7,034	-	-

Total assets at fair value	$16,545	$7,034	$9,008	$503

Liabilities:
Derivatives liabilities (1):
Interest rate swaps	$323	$-	$323	$-
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Equity market contracts	-	-	-	-
Credit default swaps	-	-	-	-
Embedded derivatives (2):
Reinsurance contracts	263	-	263	-
Participating pension contracts	25	-	25	-
Benefit guarantees	102	-	-	102

Total liabilities at fair value	$713	$-	$611	$102

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

(1)	Derivative assets and liabilities are presented gross to reflect the presentation in the Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(2)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Balance Sheets.
(3)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheet, but are disclosed at fair value.

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$1,106	$-	$1,106	$-
Policy loans	138	-	138	-
Cash and cash equivalents	495	495	-	-

Total assets at fair value	$1,739	$495	$1,244	$-

Liabilities
Consumer notes	$-	$-	$-	$-
Debt	-	-	-	-
Guaranteed investment contracts and funding agreements	33	-	-	33
Fixed rate deferred and immediate annuities	1,883	-	145	1,738
Supplementary contracts without life contingencies	8	-	8	-

Total Liabilities at fair value	$1,924	$-	$153	$1,771

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Level 3 Assets and Liabilities

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$371	$1	$5	$106	$-	$(96)	$(6)	$6	$(63)	$324	$-
Commercial mortgage-backed securities	-	-	-	3	-	-	-	-	-	3	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	12	-	-	11	-	(7)	-	-	-	16	-

Total fixed maturities available-for-sale	383	1	5	120	-	(103)	(6)	6	(63)	343	-
Fixed maturities held-for-trading:
Corporate debt securities	7	-	-	5	-	-	-	-	(2)	10	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	2	-	-	-	-	-	-	-	-	2	-

Total fixed maturities held-for-trading	9	-	-	5	-	-	-	-	(2)	12	-
Other invested assets	-	-	-	-	-	-	-	-	-	-	-
Net derivatives	37	-	-	-	-	-	-	-	(37)	-	-
Net embedded derivatives (4)	(28)	(5)	-	-	-	-	-	-	-	(33)	(5)
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$401	$(4)	$5	$125	$-	$(103)	$(6)	$6	$(102)	$322	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$255	$-	$19	$66	$-	$-	$(6)	$41	$(4)	$371	$-
Commercial mortgage-backed securities	10	-	-	-	-	-	(10)	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	7	-	1	4	-	-	-	-	-	12	-

Total fixed maturities available-for-sale	272	-	20	70	-	-	(16)	41	(4)	383	-
Fixed maturities held-for-trading:
Corporate debt securities	3	1	-	5	-	-	-	-	(2)	7	1
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	-	2	-	-	-	-	-	2	-

Total fixed maturities held-for-trading	3	1	-	7	-	-	-	-	(2)	9	1
Other invested assets	-	-	-	-	-	-	-	-	-	-	-
Net derivatives	-	-	37	-	-	-	-	-	-	37	-
Net embedded derivatives (4)	10	(38)	-	-	-	-	-	-	-	(28)	(38)
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$285	$(37)	$57	$77	$-	$-	$(16)	$41	$(6)	$401	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

(1)	This amount is included in net realized investment and other gains (losses) on the Statements of Operations.
(2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	The earnings amount is included in benefits to policyholders on the Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)

Corporate debt securities	$334	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$18	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees, net	($33)	Discounted cash flow	Equity implied volatility	0%	-	35%
			Base lapse rates	1%	-	35%
			Dynamic lapse rates	0%	-	70%
			Mortality rates	0%	-	38%
			Utilization rates	80%	-	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests which are reported at fair value only in the period in which an impairment is recognized. The fair is calculated using models that are widely accepted in the financial services industry. During the reporting period, there were no assets measured at fair value on a nonrecurring basis.

Note 14 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers annuities and a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the operating segments.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$187	$283	$(1)	$469
Net investment income	167	204	214	585
Net realized investment and other gains (losses)	(73)	(18)	39	(52)
Inter-segment revenues	-	-	-	-

Revenues	$281	$469	$252	$1,002

Net income (loss)	$(56)	$48	$168	$160

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$1	$26	$156	$183
Carrying value of investments under the equity method	4	1	1	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	24	29	-	53
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	(31)	(1)	85	53
Segment assets	$5,553	$11,989	$2,559	$20,101

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$340	$144	$3	$487
Net investment income	161	235	201	597
Net realized investment and other gains (losses)	229	65	(5)	289
Inter-segment revenues	-	-	-	-

Revenues	$730	$444	$199	$1,373

Net income (loss)	$90	$14	$126	$230

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$-	$25	$150	$175
Carrying value of investments under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	61	78	-	139
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	48	1	72	121
Segment assets	$5,393	$11,485	$2,288	$19,166

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$331	$1,123	$(4)	$1,450
Net investment income	128	223	199	550
Net realized investment and other gains (losses)	(75)	(104)	(8)	(187)
Inter-segment revenues	-	-	-	-

Revenues	$384	$1,242	$187	$1,813

Net income (loss)	$18	$36	$121	$175

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$1	$24	$141	$166
Carrying value of investments under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	39	26	-	65
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	(108)	(61)	64	(105)

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 financial statements through the date on which the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2012 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2012

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company New York and Contract Owners of John Hancock Life Insurance Company New York Separate Account B

“Active” sub-accounts

500 Index Trust B Series 0	Equity-Income Trust Series 1
Active Bond Trust Series 0	Financial Services Trust Series 0
Active Bond Trust Series 1	Financial Services Trust Series 1
All Cap Core Trust Series 0	Franklin Templeton Founding Allocation Trust Series 0
All Cap Core Trust Series 1	Franklin Templeton Founding Allocation Trust Series 1
All Cap Value Trust Series 0	Fundamental All Cap Core Trust Series 0
All Cap Value Trust Series 1	Fundamental All Cap Core Trust Series 1
Alpha Opportunities Trust Series 0	Fundamental Holdings Trust Series 1
American Asset Allocation Trust Series 1	Fundamental Large Cap Value Trust Series 0
American Global Growth Trust Series 1	Fundamental Large Cap Value Trust Series 1
American Global Small Capitalization Trust Series 1	Fundamental Value Trust Series 0
American Growth Trust Series 1	Fundamental Value Trust Series 1
American Growth-Income Trust Series 1	Global Bond Trust Series 0
American High-Income Bond Trust Series 1	Global Bond Trust Series 1
American International Trust Series 1	Global Diversification Trust Series 1
American New World Trust Series 1	Global Trust Series 0
Blue Chip Growth Trust Series 0	Global Trust Series 1
Blue Chip Growth Trust Series 1	Health Sciences Trust Series 0
Bond Trust Series 0	Health Sciences Trust Series 1
Bond Trust Series 1	High Yield Trust Series 0
Capital Appreciation Trust Series 0	High Yield Trust Series 1
Capital Appreciation Trust Series 1	International Core Trust Series 0
Capital Appreciation Value Trust Series 0	International Core Trust Series 1
Core Allocation Plus Trust Series 0	International Equity Index Trust B Series 0
Core Bond Trust Series 0	International Equity Index Trust B Series 1
Core Bond Trust Series 1	International Growth Stock Trust Series 0
Core Strategy Trust Series 0	International Growth Stock Trust Series 1
Disciplined Diversification Trust Series 0	International Small Company Trust Series 0
Emerging Markets Value Trust Series 0	International Small Company Trust Series 1
Emerging Markets Value Trust Series 1	International Value Trust Series 0
Equity-Income Trust Series 0	International Value Trust Series 1

Report of Independent Registered Public Accounting Firm

Investment Quality Bond Trust Series 0	Small Cap Growth Trust Series 1
Investment Quality Bond Trust Series 1	Small Cap Index Trust Series 0
Lifestyle Aggressive Trust Series 0	Small Cap Index Trust Series 1
Lifestyle Aggressive Trust Series 1	Small Cap Opportunities Trust Series 0
Lifestyle Balanced Trust Series 0	Small Cap Opportunities Trust Series 1
Lifestyle Balanced Trust Series 1	Small Cap Value Trust Series 0
Lifestyle Conservative Trust Series 0	Small Cap Value Trust Series 1
Lifestyle Conservative Trust Series 1	Small Company Value Trust Series 0
Lifestyle Growth Trust Series 0	Small Company Value Trust Series 1
Lifestyle Growth Trust Series 1	Smaller Company Growth Trust Series 0
Lifestyle Moderate Trust Series 0	Smaller Company Growth Trust Series 1
Lifestyle Moderate Trust Series 1	Strategic Income Opportunities Trust Series 0
Mid Cap Index Trust Series 0	Strategic Income Opportunities Trust Series 1
Mid Cap Index Trust Series 1	Total Bond Market Trust B Series 0
Mid Cap Stock Trust Series 0	Total Return Trust Series 0
Mid Cap Stock Trust Series 1	Total Return Trust Series 1
Mid Value Trust Series 0	Total Stock Market Index Trust Series 0
Mid Value Trust Series 1	Total Stock Market Index Trust Series 1
Money Market Trust B Series 0	Ultra Short Term Bond Trust Series 0
Money Market Trust Series 1	U.S. Equity Trust Series 0
Natural Resources Trust Series 0	U.S. Equity Trust Series 1
Natural Resources Trust Series 1	Utilities Trust Series 0
Real Estate Securities Trust Series 0	Utilities Trust Series 1
Real Estate Securities Trust Series 1	Value Trust Series 0
Real Return Bond Trust Series 0	Value Trust Series 1
Real Return Bond Trust Series 1	All Asset Portfolio
Science & Technology Trust Series 0	Brandes International Equity Trust
Science & Technology Trust Series 1	Business Opportunity Value Trust
Short Term Government Income Trust Series 0	Frontier Capital Appreciation Trust
Short Term Government Income Trust Series 1	Large Cap Growth Trust
Small Cap Growth Trust Series 0

“Closed” sub-accounts

500 Index Trust Series 1	International Equity Index Trust A Series 1
American Blue Chip Income and Growth Trust Series 1	International Opportunities Trust Series 0
Balanced Trust Series 0	International Opportunities Trust Series 1
Balanced Trust Series 1	Large Cap Trust Series 0
International Equity Index Trust A Series 0	Large Cap Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company of New York Separate Account B (the “Account”), comprised of the active sub-accounts as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account B at December 31, 2012, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2013

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
500 Index Trust B Series 0 - 241,572 shares (cost $3,946,028)	$4,350,710
500 Index Trust Series 1	—
Active Bond Trust Series 0 - 59,967 shares (cost $601,502)	609,860
Active Bond Trust Series 1 - 26,399 shares (cost $250,312)	268,212
All Cap Core Trust Series 0 - 2,923 shares (cost $43,916)	55,395
All Cap Core Trust Series 1 - 22,618 shares (cost $393,060)	428,605
All Cap Value Trust Series 0 - 61,273 shares (cost $492,060)	513,465
All Cap Value Trust Series 1 - 17,619 shares (cost $132,437)	148,354
Alpha Opportunities Trust Series 0 - 3,630 shares (cost $49,269)	48,537
American Asset Allocation Trust Series 1 - 82,774 shares (cost $904,396)	1,032,197
American Blue Chip Income and Growth Trust Series 1	—
American Global Growth Trust Series 1 - 3,193 shares (cost $34,069)	39,240
American Global Small Capitalization Trust Series 1 - 2,063 shares (cost $19,239)	19,452
American Growth Trust Series 1 - 112,168 shares (cost $1,608,972)	1,951,721
American Growth-Income Trust Series 1 - 127,932 shares (cost $1,838,823)	2,131,349
American High-Income Bond Trust Series 1 - 14,406 shares (cost $157,223)	157,024
American International Trust Series 1 - 89,147 shares (cost $1,314,911)	1,427,243
American New World Trust Series 1 - 16,195 shares (cost $204,617)	219,440
Balanced Trust Series 0	—
Balanced Trust Series 1	—
Blue Chip Growth Trust Series 0 - 119,405 shares (cost $2,324,185)	2,895,574
Blue Chip Growth Trust Series 1 - 28,240 shares (cost $496,121)	685,670
Bond Trust Series 0 - 14,141 shares (cost $196,489)	197,686
Bond Trust Series 1 - 1,507 shares (cost $20,930)	21,086
Capital Appreciation Trust Series 0 - 313,940 shares (cost $3,646,125)	3,613,450
Capital Appreciation Trust Series 1 - 31,127 shares (cost $299,733)	358,273
Capital Appreciation Value Trust Series 0 - 71,581 shares (cost $847,077)	840,362
Core Allocation Plus Trust Series 0 - 64,482 shares (cost $695,856)	671,902
Core Bond Trust Series 0 - 33,799 shares (cost $476,353)	470,138
Core Bond Trust Series 1 - 10,129 shares (cost $128,489)	141,400
Core Strategy Trust Series 0 - 190,018 shares (cost $2,477,413)	2,580,442
Disciplined Diversification Trust Series 0 - 39,266 shares (cost $456,418)	500,637
Emerging Markets Value Trust Series 0 - 277,063 shares (cost $3,436,710)	2,970,118
Emerging Markets Value Trust Series 1 - 607 shares (cost $7,043)	6,521
Equity-Income Trust Series 0 - 388,626 shares (cost $5,651,450)	6,015,928
Equity-Income Trust Series 1 - 44,993 shares (cost $600,393)	698,291
Financial Services Trust Series 0 - 25,404 shares (cost $278,937)	312,473
Financial Services Trust Series 1 - 9,019 shares (cost $106,538)	111,115
Franklin Templeton Founding Allocation Trust Series 0 - 113,477 shares (cost $1,158,151)	1,216,471
Franklin Templeton Founding Allocation Trust Series 1	—
Fundamental All Cap Core Trust Series 0 - 11,284 shares (cost $139,220)	173,316
Fundamental All Cap Core Trust Series 1 - 26 shares (cost $384)	396

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Fundamental Holdings Trust Series 1 - 15,061 shares (cost $157,556)	$167,926
Fundamental Large Cap Value Trust Series 0 - 2,910 shares (cost $33,692)	35,444
Fundamental Large Cap Value Trust Series 1	—
Fundamental Value Trust Series 0 - 23,100 shares (cost $311,393)	352,963
Fundamental Value Trust Series 1 - 32,004 shares (cost $378,442)	490,620
Global Bond Trust Series 0 - 135,908 shares (cost $1,757,641)	1,783,116
Global Bond Trust Series 1 - 17,888 shares (cost $219,890)	235,410
Global Diversification Trust Series 1 - 26,985 shares (cost $271,342)	293,870
Global Trust Series 0 - 4,338 shares (cost $58,297)	68,758
Global Trust Series 1 - 60,362 shares (cost $837,948)	957,336
Health Sciences Trust Series 0 - 20,606 shares (cost $393,603)	434,383
Health Sciences Trust Series 1 - 9,987 shares (cost $153,875)	209,633
High Yield Trust Series 0 - 980,787 shares (cost $5,809,234)	5,835,684
High Yield Trust Series 1 - 39,099 shares (cost $278,259)	234,984
International Core Trust Series 0 - 58,300 shares (cost $525,622)	558,510
International Core Trust Series 1 - 8,344 shares (cost $66,794)	80,182
International Equity Index Trust A Series 0	—
International Equity Index Trust A Series 1	—
International Equity Index Trust B Series 0 - 275,598 shares (cost $4,209,815)	4,222,165
International Equity Index Trust B Series 1 - 17,117 shares (cost $250,172)	262,226
International Growth Stock Trust Series 0 - 38,933 shares (cost $538,886)	557,127
International Growth Stock Trust Series 1 - 11,842 shares (cost $163,899)	169,456
International Opportunities Trust Series 0	—
International Opportunities Trust Series 1	—
International Small Company Trust Series 0 - 32,058 shares (cost $298,519)	325,389
International Small Company Trust Series 1 - 4,144 shares (cost $37,726)	42,064
International Value Trust Series 0 - 24,114 shares (cost $261,027)	285,268
International Value Trust Series 1 - 87,179 shares (cost $1,003,168)	1,038,305
Investment Quality Bond Trust Series 0 - 198,305 shares (cost $2,393,632)	2,439,155
Investment Quality Bond Trust Series 1 - 17,654 shares (cost $202,664)	217,852
Large Cap Trust Series 0	—
Large Cap Trust Series 1	—
Lifestyle Aggressive Trust Series 0 - 936,244 shares (cost $7,349,131)	8,248,307
Lifestyle Aggressive Trust Series 1 - 51,343 shares (cost $367,495)	452,335
Lifestyle Balanced Trust Series 0 - 1,699,443 shares (cost $19,469,279)	21,243,036
Lifestyle Balanced Trust Series 1 - 367,955 shares (cost $4,449,238)	4,592,077
Lifestyle Conservative Trust Series 0 - 268,250 shares (cost $3,439,953)	3,481,888
Lifestyle Conservative Trust Series 1 - 11,349 shares (cost $136,861)	147,084
Lifestyle Growth Trust Series 0 - 1,787,701 shares (cost $19,874,825)	21,845,708
Lifestyle Growth Trust Series 1 - 155,403 shares (cost $1,859,077)	1,897,471
Lifestyle Moderate Trust Series 0 - 315,505 shares (cost $3,828,371)	4,035,304
Lifestyle Moderate Trust Series 1 - 71,178 shares (cost $837,806)	909,650

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Mid Cap Index Trust Series 0 - 150,699 shares (cost $2,712,036)	$2,629,705
Mid Cap Index Trust Series 1 - 13,908 shares (cost $214,163)	242,693
Mid Cap Stock Trust Series 0 - 56,226 shares (cost $771,340)	886,676
Mid Cap Stock Trust Series 1 - 18,870 shares (cost $250,731)	295,880
Mid Value Trust Series 0 - 104,489 shares (cost $1,113,194)	1,196,393
Mid Value Trust Series 1 - 17,793 shares (cost $161,887)	204,439
Money Market Trust B Series 0 - 7,610,293 shares (cost $7,610,293)	7,610,293
Money Market Trust Series 1 - 1,001,628 shares (cost $1,001,628)	1,001,628
Natural Resources Trust Series 0 - 111,897 shares (cost $1,140,102)	1,110,017
Natural Resources Trust Series 1 - 15,934 shares (cost $145,161)	160,776
Real Estate Securities Trust Series 0 - 230,472 shares (cost $2,679,034)	3,238,133
Real Estate Securities Trust Series 1 - 33,973 shares (cost $431,360)	480,041
Real Return Bond Trust Series 0 - 95,023 shares (cost $1,200,598)	1,252,408
Real Return Bond Trust Series 1 - 3,099 shares (cost $37,547)	41,406
Science & Technology Trust Series 0 - 27,599 shares (cost $430,804)	477,746
Science & Technology Trust Series 1 - 10,168 shares (cost $129,136)	175,190
Short Term Government Income Trust Series 0 - 38,776 shares (cost $503,760)	498,654
Short Term Government Income Trust Series 1 - 29,960 shares (cost $387,033)	385,582
Small Cap Growth Trust Series 0 - 27,981 shares (cost $258,346)	261,066
Small Cap Growth Trust Series 1 - 1,634 shares (cost $13,002)	15,182
Small Cap Index Trust Series 0 - 192,983 shares (cost $2,513,729)	2,391,062
Small Cap Index Trust Series 1 - 9,246 shares (cost $117,853)	114,552
Small Cap Opportunities Trust Series 0 - 4,067 shares (cost $74,622)	89,550
Small Cap Opportunities Trust Series 1 - 4,832 shares (cost $88,548)	106,925
Small Cap Value Trust Series 0 - 20,088 shares (cost $352,084)	415,214
Small Cap Value Trust Series 1 - 1,944 shares (cost $37,864)	40,239
Small Company Value Trust Series 0 - 31,515 shares (cost $508,353)	613,287
Small Company Value Trust Series 1 - 14,999 shares (cost $209,310)	292,480
Smaller Company Growth Trust Series 0 - 36,784 shares (cost $574,792)	640,412
Smaller Company Growth Trust Series 1 - 2,600 shares (cost $41,924)	45,183
Strategic Income Opportunities Trust Series 0 - 231,770 shares (cost $3,118,705)	3,108,036
Strategic Income Opportunities Trust Series 1 - 23,202 shares (cost $323,825)	311,836
Total Bond Market Trust B Series 0 - 107,865 shares (cost $1,152,116)	1,155,231
Total Return Trust Series 0 - 150,398 shares (cost $2,152,958)	2,201,829
Total Return Trust Series 1 - 50,101 shares (cost $697,953)	735,987
Total Stock Market Index Trust Series 0 - 42,431 shares (cost $470,274)	557,974
Total Stock Market Index Trust Series 1 - 10,461 shares (cost $120,450)	137,559
Ultra Short Term Bond Trust Series 0 - 5,319 shares (cost $65,100)	64,514
U.S. Equity Trust Series 0 - 45,952 shares (cost $634,595)	644,709

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
U.S. Equity Trust Series 1 - 5,486 shares (cost $76,023)	$76,975
Utilities Trust Series 0 - 48,155 shares (cost $539,999)	627,938
Utilities Trust Series 1 - 7,277 shares (cost $92,195)	95,035
Value Trust Series 0 - 18,307 shares (cost $305,990)	353,136
Value Trust Series 1 - 14,243 shares (cost $187,082)	275,039

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 430,525 shares (cost $4,814,072)	$4,968,258
Brandes International Equity Trust - 3,414 shares (cost $37,043)	39,498
Business Opportunity Value Trust - 1,876 shares (cost $18,509)	21,462
Frontier Capital Appreciation Trust - 193 shares (cost $4,621)	4,505
Large Cap Growth Trust - 2,909 shares (cost $48,869)	55,847

Total Assets	$168,380,919

Contract Owners’ Equity
Variable universal life insurance contracts	$168,380,919

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (y)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$37,737	$52,459	$25,942	$7,842

Net investment income (loss)	37,737	52,459	25,942	7,842

Realized gains (losses) on investments:
Capital gain distributions	—	—	55,467	1,208
Net realized gains (losses)	107,664	119,165	(8,858)	(2,756)

Realized gains (losses)	107,664	119,165	46,609	(1,548)
Unrealized appreciation (depreciation) during the period	339,246	(147,686)	(1,306)	4,544

Net increase (decrease) in assets from operations	484,647	23,938	71,245	10,838

Changes from principal transactions:
Transfer of net premiums	495,381	996,998	32,904	43,147
Transfer on terminations	(185,940)	(225,399)	(28,620)	(36,529)
Transfer on policy loans	(17,916)	(84)	(3,445)	(6,749)
Net interfund transfers	626,019	238,410	(583,863)	13,980

Net increase (decrease) in assets from principal transactions	917,544	1,009,925	(583,024)	13,849

Total increase (decrease) in assets	1,402,191	1,033,863	(511,779)	24,687

Assets, beginning of period	2,948,519	1,914,656	511,779	487,092

Assets, end of period	$4,350,710	$2,948,519	—	$511,779

(y)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.
(bg)	Fund has no Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (bg)	Year Ended Dec. 31/11 (bg)

$24,942	$14,250	$10,908	$13,230	$160,170	$15,691

24,942	14,250	10,908	13,230	160,170	15,691

3,923	—	1,765	—	—	—
1,011	402	1,332	1,154	6,320	2,858

4,934	402	3,097	1,154	6,320	2,858
13,052	(8,030)	9,903	(280)	159,654	(17,639)

42,928	6,622	23,908	14,104	326,144	910

31,156	21,879	14,948	12,792	68,780	79,596
(15,681)	(7,809)	(12,761)	(22,215)	(68,367)	(6,071)
(657)	—	(4,905)	(3,562)	(273)	—
256,052	194,990	3,008	(2,084)	4,387,526	41,538

270,870	209,060	290	(15,069)	4,387,666	115,063

313,798	215,682	24,198	(965)	4,713,810	115,973

296,062	80,380	244,014	244,979	254,448	138,475

$609,860	$296,062	$268,212	$244,014	$4,968,258	$254,448

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$616	$10,842	$4,684	$3,918

Net investment income (loss)	616	10,842	4,684	3,918

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	22,940	(1,657)	(1,487)	(4,744)

Realized gains (losses)	22,940	(1,657)	(1,487)	(4,744)
Unrealized appreciation (depreciation) during the period	98,654	(93,136)	58,163	2,977

Net increase (decrease) in assets from operations	122,210	(83,951)	61,360	2,151

Changes from principal transactions:
Transfer of net premiums	9,324	7,083	8,716	10,532
Transfer on terminations	(11,740)	(18,722)	(12,576)	(11,994)
Transfer on policy loans	(1,799)	(12)	7	7
Net interfund transfers	(1,041,889)	1,041,636	(234)	(14,076)

Net increase (decrease) in assets from principal transactions	(1,046,104)	1,029,985	(4,087)	(15,531)

Total increase (decrease) in assets	(923,894)	946,034	57,273	(13,380)

Assets, beginning of period	979,289	33,255	371,332	384,712

Assets, end of period	$55,395	$979,289	$428,605	$371,332

See accompanying notes.

Sub-Account
All Cap Value Trust Series 0		All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$4,449	$1,574	$1,412	$825	$273	$2,110

4,449	1,574	1,412	825	273	2,110

19,775	—	6,706	—	2,981	130,430
1,181	1,799	(9,132)	(4,337)	(102,348)	(4,004)

20,956	1,799	(2,426)	(4,337)	(99,367)	126,426
21,011	(32,008)	25,157	681	246,898	(249,630)

46,416	(28,635)	24,143	(2,831)	147,804	(121,094)

104,568	179,546	5,354	6,588	6,055	202,597
(25,119)	(19,251)	(8,339)	(6,194)	(6,416)	(18,648)
—	—	(21,643)	(303)	—	—
5,943	83,282	(101,634)	92,158	(961,902)	772,038

85,392	243,577	(126,262)	92,249	(962,263)	955,987

131,808	214,942	(102,119)	89,418	(814,459)	834,893

381,657	166,715	250,473	161,055	862,996	28,103

$513,465	$381,657	$148,354	$250,473	$48,537	$862,996

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$15,780	$8,768	—	$4,046

Net investment income (loss)	15,780	8,768	—	4,046

Realized gains (losses) on investments:
Capital gain distributions	—	—	104,496	—
Net realized gains (losses)	14,086	8,626	(33,533)	(2,520)

Realized gains (losses)	14,086	8,626	70,963	(2,520)
Unrealized appreciation (depreciation) during the period	79,861	(6,238)	(16,479)	(5,848)

Net increase (decrease) in assets from operations	109,727	11,156	54,484	(4,322)

Changes from principal transactions:
Transfer of net premiums	189,870	75,136	54,991	58,374
Transfer on terminations	(71,989)	(54,147)	(41,608)	(44,004)
Transfer on policy loans	(5,271)	(57)	(119)	(1,550)
Net interfund transfers	240,768	161,811	(363,264)	9,477

Net increase (decrease) in assets from principal transactions	353,378	182,743	(350,000)	22,297

Total increase (decrease) in assets	463,105	193,899	(295,516)	17,975

Assets, beginning of period	569,092	375,193	295,516	277,541

Assets, end of period	$1,032,197	$569,092	—	$295,516

(v)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(b)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Bond Trust Series 1	American Global Growth Trust Series 1		American Global Small Capitalization Trust Series 1
Year Ended Dec. 31/11 (b)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)

—	$180	$133	$164	$164

—	180	133	164	164

—	—	—	—	—
11,934	(2)	(51)	(85)	(52)

11,934	(2)	(51)	(85)	(52)
(5,722)	6,136	(966)	2,863	(2,649)

6,212	6,314	(884)	2,942	(2,537)

20,237	18,212	2,210	641	138
(11,860)	(3,237)	(895)	(855)	(390)
—	—	—	—	—
(150,242)	3,074	14,446	332	19,181

(141,865)	18,049	15,761	118	18,929

(135,653)	24,363	14,877	3,060	16,392

135,653	14,877	—	16,392	—

—	$39,240	$14,877	$19,452	$16,392

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth Trust Series 1		American Growth-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$7,791	$5,823	$26,448	$11,812

Net investment income (loss)	7,791	5,823	26,448	11,812

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	75,326	(47,823)	33,188	(4,589)

Realized gains (losses)	75,326	(47,823)	33,188	(4,589)
Unrealized appreciation (depreciation) during the period	327,805	(144,022)	149,339	(26,504)

Net increase (decrease) in assets from operations	410,922	(186,022)	208,975	(19,281)

Changes from principal transactions:
Transfer of net premiums	318,626	336,185	125,999	106,472
Transfer on terminations	(362,764)	(163,179)	(114,259)	(193,842)
Transfer on policy loans	(2,120)	(18,360)	(8,124)	1,755
Net interfund transfers	(782,593)	979,979	954,850	69,962

Net increase (decrease) in assets from principal transactions	(828,851)	1,134,625	958,466	(15,653)

Total increase (decrease) in assets	(417,929)	948,603	1,167,441	(34,934)

Assets, beginning of period	2,369,650	1,421,047	963,908	998,842

Assets, end of period	$1,951,721	$2,369,650	$2,131,349	$963,908

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American High-Income Bond Trust Series 1		American International Trust Series 1		American New World Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$9,917	$1,738	$14,745	$20,762	$1,224	$2,482

9,917	1,738	14,745	20,762	1,224	2,482

—	—	—	—	—	—
223	(39)	(37,967)	(24,650)	337	2,908

223	(39)	(37,967)	(24,650)	337	2,908
1,754	(1,954)	248,174	(207,940)	29,858	(20,666)

11,894	(255)	224,952	(211,828)	31,419	(15,276)

9,541	1,696	197,860	262,525	31,520	14,229
(6,760)	(1,450)	(238,686)	(115,953)	(14,538)	(15,369)
—	—	(791)	(16,319)	—	—
118,822	23,536	(88,137)	64,324	(1,059)	124,057

121,603	23,782	(129,754)	194,577	15,923	122,917

133,497	23,527	95,198	(17,251)	47,342	107,641

23,527	—	1,332,045	1,349,296	172,098	64,457

$157,024	$23,527	$1,427,243	$1,332,045	$219,440	$172,098

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Balanced Trust Series 0		Balanced Trust Series 1
	Year Ended Dec. 31/12 (e)	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (e)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$3,685	$3,491	$22	$21

Net investment income (loss)	3,685	3,491	22	21

Realized gains (losses) on investments:
Capital gain distributions	84,208	1,286	524	8
Net realized gains (losses)	(81,763)	10	(424)	3

Realized gains (losses)	2,445	1,296	100	11
Unrealized appreciation (depreciation) during the period	14,926	(15,149)	13	(14)

Net increase (decrease) in assets from operations	21,056	(10,362)	135	18

Changes from principal transactions:
Transfer of net premiums	922	187,366	—	347
Transfer on terminations	(2,299)	(4,253)	(70)	(205)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(265,602)	65,045	(1,653)	—

Net increase (decrease) in assets from principal transactions	(266,979)	248,158	(1,723)	142

Total increase (decrease) in assets	(245,923)	237,796	(1,588)	160

Assets, beginning of period	245,923	8,127	1,588	1,428

Assets, end of period	—	$245,923	—	$1,588

(e)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(c)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1		Bond Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (c)

$3,807	$510	$654	$49	$5,391	$4,237

3,807	510	654	49	5,391	4,237

—	—	—	—	1,265	—
230,513	145,076	35,959	16,223	218	(2)

230,513	145,076	35,959	16,223	1,483	(2)
396,479	(141,280)	86,179	(949)	4,095	(2,898)

630,799	4,306	122,792	15,323	10,969	1,337

295,106	519,619	35,013	55,133	25,150	4,394
(301,267)	(138,142)	(87,078)	(107,053)	(13,618)	(2,258)
(1,412)	(5,127)	(28,692)	(2,080)	(5,309)	—
(1,055,105)	892,565	(61,957)	69,603	13,108	163,913

(1,062,678)	1,268,915	(142,714)	15,603	19,331	166,049

(431,879)	1,273,221	(19,922)	30,926	30,300	167,386

3,327,453	2,054,232	705,592	674,666	167,386	—

$2,895,574	$3,327,453	$685,670	$705,592	$197,686	$167,386

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Bond Trust Series 1		Brandes International Equity Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (c)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$577	—	$758	$911

Net investment income (loss)	577	—	758	911

Realized gains (losses) on investments:
Capital gain distributions	142	—	—	—
Net realized gains (losses)	4	17	(80)	(6,313)

Realized gains (losses)	146	17	(80)	(6,313)
Unrealized appreciation (depreciation) during the period	157	—	5,505	(3,691)

Net increase (decrease) in assets from operations	880	17	6,183	(9,093)

Changes from principal transactions:
Transfer of net premiums	—	—	10,667	15,721
Transfer on terminations	(279)	(27)	(4,061)	(2,878)
Transfer on policy loans	—	—	—	—
Net interfund transfers	20,485	10	251	2,813

Net increase (decrease) in assets from principal transactions	20,206	(17)	6,857	15,656

Total increase (decrease) in assets	21,086	—	13,040	6,563

Assets, beginning of period	—	—	26,458	19,895

Assets, end of period	$21,086	—	$39,498	$26,458

(c)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

Sub-Account
Business Opportunity Value Trust		Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$163	$54	$7,253	$203	$582	$230

163	54	7,253	203	582	230

—	—	—	—	—	—
337	(62)	(72,321)	2,627	18,317	12,659

337	(62)	(72,321)	2,627	18,317	12,659
2,509	(840)	(38,106)	(8,545)	22,340	(12,811)

3,009	(848)	(103,174)	(5,715)	41,239	78

5,255	4,836	27,676	18,542	27,536	32,017
(1,422)	(1,491)	(74,226)	(11,963)	(56,574)	(56,979)
—	—	—	—	(4,767)	3,166
(210)	3,403	3,489,141	181,887	106,738	(86,267)

3,623	6,748	3,442,591	188,466	72,933	(108,063)

6,632	5,900	3,339,417	182,751	114,172	(107,985)

14,830	8,930	274,033	91,282	244,101	352,086

$21,462	$14,830	$3,613,450	$274,033	$358,273	$244,101

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust Series 0		Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$12,245	$7,859	$9,206	$6,889

Net investment income (loss)	12,245	7,859	9,206	6,889

Realized gains (losses) on investments:
Capital gain distributions	77,176	4,973	38,780	24,055
Net realized gains (losses)	1,744	(146)	(135)	452

Realized gains (losses)	78,920	4,827	38,645	24,507
Unrealized appreciation (depreciation) during the period	1,409	(7,504)	21,509	(52,929)

Net increase (decrease) in assets from operations	92,574	5,182	69,360	(21,533)

Changes from principal transactions:
Transfer of net premiums	111,080	106,843	108,358	121,388
Transfer on terminations	(49,131)	(21,572)	(29,689)	(19,651)
Transfer on policy loans	(3,052)	(22)	(424)	(20)
Net interfund transfers	137,726	376,772	41,493	278,573

Net increase (decrease) in assets from principal transactions	196,623	462,021	119,738	380,290

Total increase (decrease) in assets	289,197	467,203	189,098	358,757

Assets, beginning of period	551,165	83,962	482,804	124,047

Assets, end of period	$840,362	$551,165	$671,902	$482,804

(d)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.

See accompanying notes.

Sub-Account
Core Bond Trust Series 0		Core Bond Trust Series 1		Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (d)

$11,972	$5,325	$3,807	$4,434	$19,359

11,972	5,325	3,807	4,434	19,359

9,928	5,100	3,745	4,923	9,810
43,119	487	1,391	409	56,393

53,047	5,587	5,136	5,332	66,203
(5,047)	480	(19)	975	(57,677)

59,972	11,392	8,924	10,741	27,885

46,042	28,337	—	—	134,330
(20,904)	(8,290)	(3,739)	(3,667)	(31,197)
(7,431)	(14,654)	—	—	134,166
215,445	50,468	(9,594)	10,402	(1,171,546)

233,152	55,861	(13,333)	6,735	(934,247)

293,124	67,253	(4,409)	17,476	(906,362)

177,014	109,761	145,809	128,333	906,362

$470,138	$177,014	$141,400	$145,809	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Strategy Trust Series 0		Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$70,005	$87,190	$11,570	$9,240

Net investment income (loss)	70,005	87,190	11,570	9,240

Realized gains (losses) on investments:
Capital gain distributions	—	—	5,954	1,679
Net realized gains (losses)	132,969	23,553	3,229	2,458

Realized gains (losses)	132,969	23,553	9,183	4,137
Unrealized appreciation (depreciation) during the period	236,612	(169,640)	32,695	(21,046)

Net increase (decrease) in assets from operations	439,586	(58,897)	53,448	(7,669)

Changes from principal transactions:
Transfer of net premiums	260,161	165,089	37,964	43,914
Transfer on terminations	(195,602)	(110,851)	(29,330)	(23,888)
Transfer on policy loans	(1,487)	(37)	(1,277)	—
Net interfund transfers	(1,855,121)	3,589,119	28,408	41,338

Net increase (decrease) in assets from principal transactions	(1,792,049)	3,643,320	35,765	61,364

Total increase (decrease) in assets	(1,352,463)	3,584,423	89,213	53,695

Assets, beginning of period	3,932,905	348,482	411,424	357,729

Assets, end of period	$2,580,442	$3,932,905	$500,637	$411,424

See accompanying notes.

Sub-Account
Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$30,299	$33,279	$70	$852	$124,224	$34,143

30,299	33,279	70	852	124,224	34,143

186,981	211,502	462	7,366	—	—
(100,657)	270,336	(7,513)	(7,083)	(11,333)	75,783

86,324	481,838	(7,051)	283	(11,333)	75,783
245,927	(1,025,528)	8,930	(19,048)	360,237	(161,977)

362,550	(510,411)	1,949	(17,913)	473,128	(52,051)

103,211	284,009	59	5,754	406,980	329,677
(77,900)	(44,640)	(10,210)	(2,898)	(338,332)	(103,842)
(1,742)	(91)	—	—	(324)	(994)
731,362	714,255	(10,952)	(28,654)	3,639,456	567,521

754,931	953,533	(21,103)	(25,798)	3,707,780	792,362

1,117,481	443,122	(19,154)	(43,711)	4,180,908	740,311

1,852,637	1,409,515	25,675	69,386	1,835,020	1,094,709

$2,970,118	$1,852,637	$6,521	$25,675	$6,015,928	$1,835,020

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$14,008	$10,995	$2,502	$6,621

Net investment income (loss)	14,008	10,995	2,502	6,621

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	14,801	20,347	63,967	23,171

Realized gains (losses)	14,801	20,347	63,967	23,171
Unrealized appreciation (depreciation) during the period	75,635	(58,299)	23,403	(49,634)

Net increase (decrease) in assets from operations	104,444	(26,957)	89,872	(19,842)

Changes from principal transactions:
Transfer of net premiums	59,077	88,508	52,294	156,245
Transfer on terminations	(48,467)	(91,918)	(36,261)	(38,028)
Transfer on policy loans	(95)	2,246	(49)	(1,084)
Net interfund transfers	(5,820)	249,160	(149,508)	(446)

Net increase (decrease) in assets from principal transactions	4,695	247,996	(133,524)	116,687

Total increase (decrease) in assets	109,139	221,039	(43,652)	96,845

Assets, beginning of period	589,152	368,113	356,125	259,280

Assets, end of period	$698,291	$589,152	$312,473	$356,125

(r)	Fund available but no activity.

See accompanying notes.

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (r)	Year Ended Dec. 31/11

$851	$1,799	$36,409	$19,130	—	—

851	1,799	36,409	19,130	—	—

—	—	—	—	—	—
(2,153)	(3,904)	3,411	2,317	—	303

(2,153)	(3,904)	3,411	2,317	—	303
18,683	(8,747)	98,419	(47,116)	—	(289)

17,381	(10,852)	138,239	(25,669)	—	14

1,031	867	275,782	88,358	—	—
(4,418)	(13,321)	(74,932)	(34,363)	—	—
—	—	(6,470)	(2,476)	—	—
(37)	(2,786)	267,395	445,806	—	(3,434)

(3,424)	(15,240)	461,775	497,325	—	(3,434)

13,957	(26,092)	600,014	471,656	—	(3,420)

97,158	123,250	616,457	144,801	—	3,420

$111,115	$97,158	$1,216,471	$616,457	—	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (j)
Income:
Dividend income distribution	$14	—	$1,290	$12,104

Net investment income (loss)	14	—	1,290	12,104

Realized gains (losses) on investments:
Capital gain distributions	274	309	—	—
Net realized gains (losses)	(4)	(239)	45,829	5,038

Realized gains (losses)	270	70	45,829	5,038
Unrealized appreciation (depreciation) during the period	265	(430)	110,860	(96,984)

Net increase (decrease) in assets from operations	549	(360)	157,979	(79,842)

Changes from principal transactions:
Transfer of net premiums	1,498	1,091	25,479	32,342
Transfer on terminations	(343)	(242)	(30,149)	(36,299)
Transfer on policy loans	—	—	(590)	(10,812)
Net interfund transfers	97	1,940	(1,023,578)	1,027,147

Net increase (decrease) in assets from principal transactions	1,252	2,789	(1,028,838)	1,012,378

Total increase (decrease) in assets	1,801	2,429	(870,859)	932,536

Assets, beginning of period	2,704	275	1,044,175	111,639

Assets, end of period	$4,505	$2,704	$173,316	$1,044,175

(j)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(p)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(o)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.

See accompanying notes.

Sub-Account
Fundamental All Cap Core Trust Series 1		Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11 (j)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)

$3	$9	$2,846	$2,042	$385	$131

3	9	2,846	2,042	385	131

—	—	—	—	—	—
88	75	995	87,631	324	(118)

88	75	995	87,631	324	(118)
(21)	(125)	13,164	(78,898)	3,344	235

70	(41)	17,005	10,775	4,053	248

2,133	2,137	25,120	21,774	2,758	1,148
(2,402)	(2,270)	(14,842)	(12,004)	(3,013)	(1,058)
(96)	(90)	(4,909)	—	—	—
—	(365)	15,752	(849,054)	19,124	299

(365)	(588)	21,121	(839,284)	18,869	389

(295)	(629)	38,126	(828,509)	22,922	637

691	1,320	129,800	958,309	12,522	11,885

$396	$691	$167,926	$129,800	$35,444	$12,522

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Large Cap Value Trust Series 1	Fundamental Value Trust Series 0
	Year Ended Dec. 31/12 (n)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	$3,347	$2,577

Net investment income (loss)	—	3,347	2,577

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	357	17,647	154,325

Realized gains (losses)	357	17,647	154,325
Unrealized appreciation (depreciation) during the period	—	17,553	(142,383)

Net increase (decrease) in assets from operations	357	38,547	14,519

Changes from principal transactions:
Transfer of net premiums	111	75,917	80,160
Transfer on terminations	(24,707)	(47,459)	(38,952)
Transfer on policy loans	—	(1)	(152)
Net interfund transfers	24,239	(3,617)	(962,552)

Net increase (decrease) in assets from principal transactions	(357)	24,840	(921,496)

Total increase (decrease) in assets	—	63,387	(906,977)

Assets, beginning of period	—	289,576	1,196,553

Assets, end of period	—	$352,963	$289,576

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Fundamental Value Trust Series 1		Global Bond Trust Series 0		Global Bond Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$4,502	$5,119	$124,872	$44,477	$16,084	$16,963

4,502	5,119	124,872	44,477	16,084	16,963

—	—	—	—	—	—
66,513	17,823	1,429	(3,168)	(7,158)	(4,548)

66,513	17,823	1,429	(3,168)	(7,158)	(4,548)
1,457	(43,635)	(419)	16,115	7,104	11,402

72,472	(20,693)	125,882	57,424	16,030	23,817

47,108	66,232	89,939	61,876	9,196	17,533
(173,634)	(59,030)	(82,955)	(67,431)	(10,181)	(25,239)
(365)	(7,258)	(2,641)	(274)	—	—
(63,157)	18,815	933,784	56,937	(53,711)	(19,158)

(190,048)	18,759	938,127	51,108	(54,696)	(26,864)

(117,576)	(1,934)	1,064,009	108,532	(38,666)	(3,047)

608,196	610,130	719,107	610,575	274,076	277,123

$490,620	$608,196	$1,783,116	$719,107	$235,410	$274,076

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Diversification Trust Series 1		Global Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$4,859	$4,405	$1,430	$1,479

Net investment income (loss)	4,859	4,405	1,430	1,479

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,112	1,174	1,430	(1,090)

Realized gains (losses)	1,112	1,174	1,430	(1,090)
Unrealized appreciation (depreciation) during the period	31,757	(13,123)	10,067	(4,439)

Net increase (decrease) in assets from operations	37,728	(7,544)	12,927	(4,050)

Changes from principal transactions:
Transfer of net premiums	39,760	36,388	13,587	14,842
Transfer on terminations	(32,902)	(19,259)	(8,934)	(9,027)
Transfer on policy loans	(1,295)	(2,130)	—	—
Net interfund transfers	25,826	123,533	(14,039)	(2,182)

Net increase (decrease) in assets from principal transactions	31,389	138,532	(9,386)	3,633

Total increase (decrease) in assets	69,117	130,988	3,541	(417)

Assets, beginning of period	224,753	93,765	65,217	65,634

Assets, end of period	$293,870	$224,753	$68,758	$65,217

(q)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

Sub-Account
Global Trust Series 1		Health Sciences Trust Series 0		Health Sciences Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$19,267	$18,041	—	—	—	—

19,267	18,041	—	—	—	—

—	—	25,345	1,814	15,376	2,159
3,040	7,213	42,990	6,723	17,158	1,713

3,040	7,213	68,335	8,537	32,534	3,872
151,944	(77,688)	10,237	6,031	27,649	14,462

174,251	(52,434)	78,572	14,568	60,183	18,334

633	148,866	41,544	30,652	3,771	2,829
(31,087)	(72,662)	(22,678)	(15,664)	(15,307)	(10,107)
(386)	(168)	(59)	(975)	(32,771)	(1,348)
—	—	164,567	29,432	10,196	(1,073)

(30,840)	76,036	183,374	43,445	(34,111)	(9,699)

143,411	23,602	261,946	58,013	26,072	8,635

813,925	790,323	172,437	114,424	183,561	174,926

$957,336	$813,925	$434,383	$172,437	$209,633	$183,561

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 0		High Yield Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$433,187	$197,662	$17,372	$17,921

Net investment income (loss)	433,187	197,662	17,372	17,921

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(55,761)	(65,203)	(6,347)	(7,616)

Realized gains (losses)	(55,761)	(65,203)	(6,347)	(7,616)
Unrealized appreciation (depreciation) during the period	356,285	(146,299)	26,705	(9,090)

Net increase (decrease) in assets from operations	733,711	(13,840)	37,730	1,215

Changes from principal transactions:
Transfer of net premiums	109,509	302,574	9,123	11,017
Transfer on terminations	(140,798)	(82,973)	(10,896)	(10,366)
Transfer on policy loans	(5,491)	(1,056)	—	—
Net interfund transfers	2,928,548	1,379,692	803	4,355

Net increase (decrease) in assets from principal transactions	2,891,768	1,598,237	(970)	5,006

Total increase (decrease) in assets	3,625,479	1,584,397	36,760	6,221

Assets, beginning of period	2,210,205	625,808	198,224	192,003

Assets, end of period	$5,835,684	$2,210,205	$234,984	$198,224

(u)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

See accompanying notes.

Sub-Account
International Core Trust Series 0		International Core Trust Series 1		International Equity Index Trust A Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/11

$14,925	$16,461	$2,203	$1,918	$11,000	$13,784

14,925	16,461	2,203	1,918	11,000	13,784

—	—	—	—	19,485	9,708
2,241	30,319	(2,685)	(14,281)	(130,662)	(11,850)

2,241	30,319	(2,685)	(14,281)	(111,177)	(2,142)
56,552	(95,255)	10,903	2,703	141,923	(72,585)

73,718	(48,475)	10,421	(9,660)	41,746	(60,943)

72,366	134,463	6,292	5,768	30,772	40,444
(21,685)	(25,175)	(7,711)	(23,927)	(21,119)	(32,034)
—	—	11	9	(10)	(846)
(184,635)	41,617	13	45	(425,904)	12,463

(133,954)	150,905	(1,395)	(18,105)	(416,261)	20,027

(60,236)	102,430	9,026	(27,765)	(374,515)	(40,916)

618,746	516,316	71,156	98,921	374,515	415,431

$558,510	$618,746	$80,182	$71,156	—	$374,515

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
	Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$6,621	$10,108	$48,154	$152,918

Net investment income (loss)	6,621	10,108	48,154	152,918

Realized gains (losses) on investments:
Capital gain distributions	11,740	7,362	—	—
Net realized gains (losses)	(88,158)	(36,037)	(159,639)	(4,242)

Realized gains (losses)	(76,418)	(28,675)	(159,639)	(4,242)
Unrealized appreciation (depreciation) during the period	97,105	(26,989)	773,701	(906,768)

Net increase (decrease) in assets from operations	27,308	(45,556)	662,216	(758,092)

Changes from principal transactions:
Transfer of net premiums	9,877	19,313	180,702	480,059
Transfer on terminations	(8,052)	(11,174)	(123,250)	(107,928)
Transfer on policy loans	—	—	(9,902)	(1,240)
Net interfund transfers	(288,640)	(20,052)	(450,958)	2,786,954

Net increase (decrease) in assets from principal transactions	(286,815)	(11,913)	(403,408)	3,157,845

Total increase (decrease) in assets	(259,507)	(57,469)	258,808	2,399,753

Assets, beginning of period	259,507	316,976	3,963,357	1,563,604

Assets, end of period	—	$259,507	$4,222,165	$3,963,357

(u)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(s)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
International Equity Index Trust B Series 1	International Growth Stock Trust Series 0	International Growth Stock Trust Series 1
Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/12 (s)

$2,797	$3,660	$1,052

2,797	3,660	1,052

—	—	—
12	10	3

12	10	3
12,054	18,240	5,558

14,863	21,910	6,613

1,386	9,108	1,549
(1,934)	(3,292)	(805)
—	(111)	—
247,911	529,512	162,099

247,363	535,217	162,843

262,226	557,127	169,456

—	—	—

$262,226	$557,127	$169,456

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 0		International Opportunities Trust Series 1
	Year Ended Dec. 31/12 (t)	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (t)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$10,664	$2,017	$3,185	$1,193

Net investment income (loss)	10,664	2,017	3,185	1,193

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	9,239	181,047	(44,355)	(1,826)

Realized gains (losses)	9,239	181,047	(44,355)	(1,826)
Unrealized appreciation (depreciation) during the period	4,135	(201,707)	53,310	(26,062)

Net increase (decrease) in assets from operations	24,038	(18,643)	12,140	(26,695)

Changes from principal transactions:
Transfer of net premiums	40,910	42,440	9,852	11,862
Transfer on terminations	(31,611)	(27,704)	(4,011)	(4,579)
Transfer on policy loans	(143)	(51)	—	—
Net interfund transfers	(305,904)	(1,407,001)	(161,070)	1,336

Net increase (decrease) in assets from principal transactions	(296,748)	(1,392,316)	(155,229)	8,619

Total increase (decrease) in assets	(272,710)	(1,410,959)	(143,089)	(18,076)

Assets, beginning of period	272,710	1,683,669	143,089	161,165

Assets, end of period	—	$272,710	—	$143,089

(t)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

Sub-Account
International Small Company Trust Series 0		International Small Company Trust Series 1		International Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$4,108	$17,544	$524	$1,097	$9,056	$9,825

4,108	17,544	524	1,097	9,056	9,825

—	—	—	—	—	—
(59,498)	3,671	2,353	262	(6,461)	(7,560)

(59,498)	3,671	2,353	262	(6,461)	(7,560)
196,179	(218,108)	7,106	(13,045)	56,391	(72,403)

140,789	(196,893)	9,983	(11,686)	58,986	(70,138)

48,301	46,726	4,198	4,282	47,629	69,854
(25,687)	(37,545)	(1,918)	(3,149)	(109,503)	(33,821)
(854)	(20,124)	(178)	(208)	(466)	(3)
(715,814)	738,422	(25,895)	(5,505)	(37,759)	(467,671)

(694,054)	727,479	(23,793)	(4,580)	(100,099)	(431,641)

(553,265)	530,586	(13,810)	(16,266)	(41,113)	(501,779)

878,654	348,068	55,874	72,140	326,381	828,160

$325,389	$878,654	$42,064	$55,874	$285,268	$326,381

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 1		Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$25,731	$24,266	$51,559	$7,852

Net investment income (loss)	25,731	24,266	51,559	7,852

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(12,287)	(23,957)	1,379	14,904

Realized gains (losses)	(12,287)	(23,957)	1,379	14,904
Unrealized appreciation (depreciation) during the period	153,609	(137,094)	44,553	(310)

Net increase (decrease) in assets from operations	167,053	(136,785)	97,491	22,446

Changes from principal transactions:
Transfer of net premiums	24,922	161,395	25,097	17,399
Transfer on terminations	(54,050)	(37,955)	(49,049)	(16,582)
Transfer on policy loans	183	247	(1,896)	(14,273)
Net interfund transfers	37,879	(8,025)	2,238,256	(203,251)

Net increase (decrease) in assets from principal transactions	8,934	115,662	2,212,408	(216,707)

Total increase (decrease) in assets	175,987	(21,123)	2,309,899	(194,261)

Assets, beginning of period	862,318	883,441	129,256	323,517

Assets, end of period	$1,038,305	$862,318	$2,439,155	$129,256

(f)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

See accompanying notes.

Sub-Account
Investment Quality Bond Trust Series 1		Large Cap Growth Trust		Large Cap Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (f)	Year Ended Dec. 31/11

$4,432	$9,968	$27	—	$2,112	$4,817

4,432	9,968	27	—	2,112	4,817

—	—	—	—	—	—
6,313	(1,586)	1,204	3,683	45,268	70,197

6,313	(1,586)	1,204	3,683	45,268	70,197
5,448	10,150	7,321	(4,060)	(62)	(19,235)

16,193	18,532	8,552	(377)	47,318	55,779

4,882	3,702	22,693	4,390	15,818	38,889
(110,704)	(44,555)	(8,377)	(7,419)	(9,703)	(38,028)
(12,835)	795	—	—	(1)	(174)
79,053	4,670	(77)	20,171	(388,635)	126,113

(39,604)	(35,388)	14,239	17,142	(382,521)	126,800

(23,411)	(16,856)	22,791	16,765	(335,203)	182,579

241,263	258,119	33,056	16,291	335,203	152,624

$217,852	$241,263	$55,847	$33,056	—	$335,203

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 1		Large Cap Value Trust Series 0
	Year Ended Dec. 31/12 (f)	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (i)
Income:
Dividend income distribution	$378	$1,019	$2,417

Net investment income (loss)	378	1,019	2,417

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	6,205	(8,602)	61,570

Realized gains (losses)	6,205	(8,602)	61,570
Unrealized appreciation (depreciation) during the period	2,640	4,580	(27,762)

Net increase (decrease) in assets from operations	9,223	(3,003)	36,225

Changes from principal transactions:
Transfer of net premiums	2,306	3,199	20,521
Transfer on terminations	(2,091)	(22,416)	(22,789)
Transfer on policy loans	—	286	—
Net interfund transfers	(76,687)	1	(493,880)

Net increase (decrease) in assets from principal transactions	(76,472)	(18,930)	(496,148)

Total increase (decrease) in assets	(67,249)	(21,933)	(459,923)

Assets, beginning of period	67,249	89,182	459,923

Assets, end of period	—	$67,249	—

(f)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(i)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

Sub-Account
Large Cap Value Trust Series 1	Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$1,196	$115,148	$94,974	$6,154	$6,452

1,196	115,148	94,974	6,154	6,452

—	—	—	—	—
56,571	(47,214)	806,499	(1,495)	(1,066)

56,571	(47,214)	806,499	(1,495)	(1,066)
(38,883)	917,828	(1,200,585)	56,778	(30,366)

18,884	985,762	(299,112)	61,437	(24,980)

1,646	1,638,827	1,145,752	68,092	42,152
(2,337)	(534,252)	(429,410)	(16,772)	(16,774)
—	(42,075)	(35,319)	(2,550)	840
(265,428)	1,294,203	(2,179,637)	—	(2)

(266,119)	2,356,703	(1,498,614)	48,770	26,216

(247,235)	3,342,465	(1,797,726)	110,207	1,236

247,235	4,905,842	6,703,568	342,128	340,892

—	$8,248,307	$4,905,842	$452,335	$342,128

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$473,372	$477,042	$101,840	$145,326

Net investment income (loss)	473,372	477,042	101,840	145,326

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	143,339	532,824	(7,186)	(11,558)

Realized gains (losses)	143,339	532,824	(7,186)	(11,558)
Unrealized appreciation (depreciation) during the period	1,254,838	(851,292)	400,993	(104,267)

Net increase (decrease) in assets from operations	1,871,549	158,574	495,647	29,501

Changes from principal transactions:
Transfer of net premiums	2,335,658	2,211,779	41,200	46,432
Transfer on terminations	(1,531,256)	(1,266,085)	(147,230)	(219,026)
Transfer on policy loans	(170,918)	(118,011)	(56,093)	(104)
Net interfund transfers	4,884,895	(4,376,613)	289	500

Net increase (decrease) in assets from principal transactions	5,518,379	(3,548,930)	(161,834)	(172,198)

Total increase (decrease) in assets	7,389,928	(3,390,356)	333,813	(142,697)

Assets, beginning of period	13,853,108	17,243,464	4,258,264	4,400,961

Assets, end of period	$21,243,036	$13,853,108	$4,592,077	$4,258,264

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$98,208	$90,827	$4,151	$5,764	$399,475	$540,940

98,208	90,827	4,151	5,764	399,475	540,940

67,053	—	3,143	—	—	—
24,686	29,293	(88)	(272)	373,264	646,005

91,739	29,293	3,055	(272)	373,264	646,005
43,647	(48,118)	4,562	(309)	1,874,699	(1,131,905)

233,594	72,002	11,768	5,183	2,647,438	55,040

501,612	320,011	—	14,460	3,214,879	4,661,651
(209,152)	(123,549)	(5,631)	(5,211)	(3,090,575)	(2,091,808)
(17,557)	(2,472)	(100)	(285)	(188,888)	(281,269)
749,827	484,111	1,443	18,089	431,707	(1,596,398)

1,024,730	678,101	(4,288)	27,053	367,123	692,176

1,258,324	750,103	7,480	32,236	3,014,561	747,216

2,223,564	1,473,461	139,604	107,368	18,831,147	18,083,931

$3,481,888	$2,223,564	$147,084	$139,604	$21,845,708	$18,831,147

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$34,116	$47,134	$100,854	$568,673

Net investment income (loss)	34,116	47,134	100,854	568,673

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(14,796)	(12,016)	10,746	6,982

Realized gains (losses)	(14,796)	(12,016)	10,746	6,982
Unrealized appreciation (depreciation) during the period	213,504	(63,446)	909,809	(783,452)

Net increase (decrease) in assets from operations	232,824	(28,328)	1,021,409	(207,797)

Changes from principal transactions:
Transfer of net premiums	95,921	110,366	611,959	419,282
Transfer on terminations	(78,099)	(78,435)	(392,594)	(460,663)
Transfer on policy loans	(22,617)	(479)	(27,983)	(476)
Net interfund transfers	1,958	37,697	(12,535,903)	13,580,767

Net increase (decrease) in assets from principal transactions	(2,837)	69,149	(12,344,521)	13,538,910

Total increase (decrease) in assets	229,987	40,821	(11,323,112)	13,331,113

Assets, beginning of period	1,667,484	1,626,663	15,358,416	2,027,303

Assets, end of period	$1,897,471	$1,667,484	$4,035,304	$15,358,416

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$22,378	$34,802	$37,331	$8,364	$3,403	$1,508

22,378	34,802	37,331	8,364	3,403	1,508

—	—	236,979	25,033	23,023	5,374
(13,890)	(1,700)	25,170	350,248	924	2,108

(13,890)	(1,700)	262,149	375,281	23,947	7,482
83,932	(11,648)	(79,917)	(273,002)	9,528	(11,685)

92,420	21,454	219,563	110,643	36,878	(2,695)

25,680	25,428	183,707	552,910	7,495	9,409
(26,328)	(25,547)	(87,705)	(56,923)	(11,844)	(31,257)
(133,569)	—	(5,333)	(3,055)	(5)	(5)
—	5,968	1,187,222	(1,377,103)	(2,706)	(2,908)

(134,217)	5,849	1,277,891	(884,171)	(7,060)	(24,761)

(41,797)	27,303	1,497,454	(773,528)	29,818	(27,456)

951,447	924,144	1,132,251	1,905,779	212,875	240,331

$909,650	$951,447	$2,629,705	$1,132,251	$242,693	$212,875

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	13,828	24,707	(2,455)	(1,704)

Realized gains (losses)	13,828	24,707	(2,455)	(1,704)
Unrealized appreciation (depreciation) during the period	127,050	(89,490)	59,034	(24,869)

Net increase (decrease) in assets from operations	140,878	(64,783)	56,579	(26,573)

Changes from principal transactions:
Transfer of net premiums	119,585	146,509	17,817	22,019
Transfer on terminations	(64,448)	(46,103)	(34,651)	(23,920)
Transfer on policy loans	(916)	(19,104)	(387)	(563)
Net interfund transfers	60,886	45,993	280	(737)

Net increase (decrease) in assets from principal transactions	115,107	127,295	(16,941)	(3,201)

Total increase (decrease) in assets	255,985	62,512	39,638	(29,774)

Assets, beginning of period	630,691	568,179	256,242	286,016

Assets, end of period	$886,676	$630,691	$295,880	$256,242

See accompanying notes.

Sub-Account
Mid Value Trust Series 0		Mid Value Trust Series 1		Money Market Trust B Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$10,691	$6,572	$1,659	$1,728	$2,931	—

10,691	6,572	1,659	1,728	2,931	—

91,886	—	15,001	—	513	7,554
14,061	275,263	28,021	10,214	—	—

105,947	275,263	43,022	10,214	513	7,554
68,582	(245,101)	(5,623)	(20,574)	—	—

185,220	36,734	39,058	(8,632)	3,444	7,554

146,914	172,182	16,956	23,464	16,791,909	14,953,920
(133,833)	(59,654)	(18,915)	(25,808)	(919,757)	(645,034)
(782)	(349)	(139)	(113)	(50,671)	(20,474)
186,349	(985,267)	(60,981)	11,938	(16,750,304)	(13,922,624)

198,648	(873,088)	(63,079)	9,481	(928,823)	365,788

383,868	(836,354)	(24,021)	849	(925,379)	373,342

812,525	1,648,879	228,460	227,611	8,535,672	8,162,330

$1,196,393	$812,525	$204,439	$228,460	$7,610,293	$8,535,672

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust Series 1		Natural Resources Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	$22,458	$9,807

Net investment income (loss)	—	—	22,458	9,807

Realized gains (losses) on investments:
Capital gain distributions	121	1,035	—	—
Net realized gains (losses)	—	—	(145,468)	298,917

Realized gains (losses)	121	1,035	(145,468)	298,917
Unrealized appreciation (depreciation) during the period	—	—	75,543	(652,216)

Net increase (decrease) in assets from operations	121	1,035	(47,467)	(343,492)

Changes from principal transactions:
Transfer of net premiums	113,061	143,959	168,338	353,459
Transfer on terminations	(592,394)	(153,763)	(118,027)	(107,118)
Transfer on policy loans	1,873	1,992	(2,784)	(17,924)
Net interfund transfers	27,698	19,113	(476,324)	(766,653)

Net increase (decrease) in assets from principal transactions	(449,762)	11,301	(428,797)	(538,236)

Total increase (decrease) in assets	(449,641)	12,336	(476,264)	(881,728)

Assets, beginning of period	1,451,269	1,438,933	1,586,281	2,468,009

Assets, end of period	$1,001,628	$1,451,269	$1,110,017	$1,586,281

See accompanying notes.

Sub-Account
Natural Resources Trust Series 1		Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$1,266	$1,134	$54,523	$30,618	$7,962	$5,947

1,266	1,134	54,523	30,618	7,962	5,947

—	—	—	—	—	—
(27,572)	(40,513)	77,743	56,017	(22,761)	(30,988)

(27,572)	(40,513)	77,743	56,017	(22,761)	(30,988)
28,157	(11,744)	259,499	54,788	84,501	61,217

1,851	(51,123)	391,765	141,423	69,702	36,176

7,079	10,993	160,363	350,029	15,227	15,712
(7,721)	(9,761)	(116,146)	(88,594)	(12,979)	(23,474)
(23)	(81)	(2,288)	(3,277)	1,154	(4,529)
(20,367)	13,667	764,883	296,801	1,383	(7,316)

(21,032)	14,818	806,812	554,959	4,785	(19,607)

(19,181)	(36,305)	1,198,577	696,382	74,487	16,569

179,957	216,262	2,039,556	1,343,174	405,554	388,985

$160,776	$179,957	$3,238,133	$2,039,556	$480,041	$405,554

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$19,891	$31,037	$729	$1,450

Net investment income (loss)	19,891	31,037	729	1,450

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	29,651	(3,012)	209	(1,368)

Realized gains (losses)	29,651	(3,012)	209	(1,368)
Unrealized appreciation (depreciation) during the period	44,991	42,950	2,542	4,393

Net increase (decrease) in assets from operations	94,533	70,975	3,480	4,475

Changes from principal transactions:
Transfer of net premiums	120,641	90,821	1,491	2,021
Transfer on terminations	(52,745)	(38,543)	(3,070)	(15,536)
Transfer on policy loans	(23)	(1,365)	—	—
Net interfund transfers	152,393	272,422	—	14,435

Net increase (decrease) in assets from principal transactions	220,266	323,335	(1,579)	920

Total increase (decrease) in assets	314,799	394,310	1,901	5,395

Assets, beginning of period	937,609	543,299	39,505	34,110

Assets, end of period	$1,252,408	$937,609	$41,406	$39,505

See accompanying notes.

Sub-Account
Science & Technology Trust Series 0		Science & Technology Trust Series 1		Short Term Government Income Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	—	—	$8,538	$12,862

—	—	—	—	8,538	12,862

—	—	—	—	—	1,916
5,045	4,784	9,210	18,802	651	7,978

5,045	4,784	9,210	18,802	651	9,894
23,903	(26,046)	9,534	(40,618)	(3,358)	(2,281)

28,948	(21,262)	18,744	(21,816)	5,831	20,475

51,322	37,207	19,236	23,258	63,186	64,780
(40,298)	(24,758)	(26,371)	(47,413)	(43,375)	(47,000)
(3,647)	(1,150)	454	(963)	(149)	(46)
191,939	34,480	(33,267)	(29,322)	3,993	(323,593)

199,316	45,779	(39,948)	(54,440)	23,655	(305,859)

228,264	24,517	(21,204)	(76,256)	29,486	(285,384)

249,482	224,965	196,394	272,650	469,168	754,552

$477,746	$249,482	$175,190	$196,394	$498,654	$469,168

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short Term Government Income Trust Series 1		Small Cap Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$6,369	$8,190	—	—

Net investment income (loss)	6,369	8,190	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	827	30,217	3,631
Net realized gains (losses)	316	939	8,583	12,643

Realized gains (losses)	316	1,766	38,800	16,274
Unrealized appreciation (depreciation) during the period	(2,062)	(239)	(10,254)	(28,464)

Net increase (decrease) in assets from operations	4,623	9,717	28,546	(12,190)

Changes from principal transactions:
Transfer of net premiums	20,045	16,551	63,743	48,783
Transfer on terminations	(35,793)	(95,281)	(27,654)	(27,413)
Transfer on policy loans	(4,722)	44	(3,349)	(7,081)
Net interfund transfers	2,863	56,473	43,958	22,904

Net increase (decrease) in assets from principal transactions	(17,607)	(22,213)	76,698	37,193

Total increase (decrease) in assets	(12,984)	(12,496)	105,244	25,003

Assets, beginning of period	398,566	411,062	155,822	130,819

Assets, end of period	$385,582	$398,566	$261,066	$155,822

See accompanying notes.

Sub-Account
Small Cap Growth Trust Series 1		Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$47,255	$8,087	$2,233	$1,280

—	—	47,255	8,087	2,233	1,280

1,949	345	382,835	2,996	18,694	469
808	4,938	(3,499)	367,964	(1,185)	(1,192)

2,757	5,283	379,336	370,960	17,509	(723)
(514)	(5,427)	(115,824)	(312,897)	(2,889)	(4,947)

2,243	(144)	310,767	66,150	16,853	(4,390)

1,291	2,065	115,196	172,309	4,058	3,660
(2,037)	(11,352)	(60,793)	(53,213)	(6,101)	(6,604)
—	—	(1,805)	(2,783)	(5)	(4)
(36)	681	1,402,022	(1,531,763)	(7,212)	100

(782)	(8,606)	1,454,620	(1,415,450)	(9,260)	(2,848)

1,461	(8,750)	1,765,387	(1,349,300)	7,593	(7,238)

13,721	22,471	625,675	1,974,975	106,959	114,197

$15,182	$13,721	$2,391,062	$625,675	$114,552	$106,959

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	$70	—	$99

Net investment income (loss)	—	70	—	99

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	2,185	58,367	(2,385)	(709)

Realized gains (losses)	2,185	58,367	(2,385)	(709)
Unrealized appreciation (depreciation) during the period	10,179	(5,784)	19,134	(2,331)

Net increase (decrease) in assets from operations	12,364	52,653	16,749	(2,941)

Changes from principal transactions:
Transfer of net premiums	16,392	13,702	7,199	9,728
Transfer on terminations	(8,702)	(18,378)	(18,804)	(5,034)
Transfer on policy loans	—	—	—	—
Net interfund transfers	444	(23,197)	(503)	(889)

Net increase (decrease) in assets from principal transactions	8,134	(27,873)	(12,108)	3,805

Total increase (decrease) in assets	20,498	24,780	4,641	864

Assets, beginning of period	69,052	44,272	102,284	101,420

Assets, end of period	$89,550	$69,052	$106,925	$102,284

See accompanying notes.

Sub-Account
Small Cap Value Trust Series 0		Small Cap Value Trust Series 1		Small Company Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$3,554	$2,467	$331	$278	$1,663	$2,246

3,554	2,467	331	278	1,663	2,246

17,361	—	1,744	—	—	—
5,191	5,125	13,153	261	(148,563)	(2,943)

22,552	5,125	14,897	261	(148,563)	(2,943)
25,553	(4,135)	(10,098)	(200)	60,495	(3,362)

51,659	3,457	5,130	339	(86,405)	(4,059)

56,930	31,326	1,295	2,961	40,132	59,043
(26,166)	(17,545)	(27,207)	(778)	(153,414)	(22,866)
(50)	(2,759)	—	—	(2,684)	(2)
38,708	44,884	26,663	—	452,165	(619)

69,422	55,906	751	2,183	336,199	35,556

121,081	59,363	5,881	2,522	249,794	31,497

294,133	234,770	34,358	31,836	363,493	331,996

$415,214	$294,133	$40,239	$34,358	$613,287	$363,493

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$783	$1,730	—	—

Net investment income (loss)	783	1,730	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	51,944	—
Net realized gains (losses)	(695)	(13,680)	3,382	144,382

Realized gains (losses)	(695)	(13,680)	55,326	144,382
Unrealized appreciation (depreciation) during the period	46,021	7,407	35,199	(98,689)

Net increase (decrease) in assets from operations	46,109	(4,543)	90,525	45,693

Changes from principal transactions:
Transfer of net premiums	25,211	26,766	14,976	10,634
Transfer on terminations	(25,239)	(41,314)	(25,829)	(13,037)
Transfer on policy loans	(30,132)	180	(75)	(3,857)
Net interfund transfers	(20,777)	9,760	(463)	(66,468)

Net increase (decrease) in assets from principal transactions	(50,937)	(4,608)	(11,391)	(72,728)

Total increase (decrease) in assets	(4,828)	(9,151)	79,134	(27,035)

Assets, beginning of period	297,308	306,459	561,278	588,313

Assets, end of period	$292,480	$297,308	$640,412	$561,278

See accompanying notes.

Sub-Account
Smaller Company Growth Trust Series 1		Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$263,802	$57,417	$20,426	$30,334

—	—	263,802	57,417	20,426	30,334

3,612	—	—	—	—	—
359	3,193	(23,764)	4,152	(1,385)	(7,581)

3,971	3,193	(23,764)	4,152	(1,385)	(7,581)
493	(6,833)	41,544	(54,477)	16,813	(18,374)

4,464	(3,640)	281,582	7,092	35,854	4,379

1,647	1,180	99,914	82,656	10,071	25,364
(1,859)	(1,816)	(98,557)	(37,441)	(15,099)	(13,743)
195	278	(5,509)	(393)	(404)	(456)
20,210	(19,193)	2,291,128	146,524	619	26,557

20,193	(19,551)	2,286,976	191,346	(4,813)	37,722

24,657	(23,191)	2,568,558	198,438	31,041	42,101

20,526	43,717	539,478	341,040	280,795	238,694

$45,183	$20,526	$3,108,036	$539,478	$311,836	$280,795

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B Series 0		Total Return Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$3,638	$8,899	$43,507	$71,718

Net investment income (loss)	3,638	8,899	43,507	71,718

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	55,239
Net realized gains (losses)	8,775	2,506	431	13,893

Realized gains (losses)	8,775	2,506	431	69,132
Unrealized appreciation (depreciation) during the period	2,175	1,137	120,665	(81,030)

Net increase (decrease) in assets from operations	14,588	12,542	164,603	59,820

Changes from principal transactions:
Transfer of net premiums	36,838	36,699	339,025	362,829
Transfer on terminations	(19,122)	(44,114)	(215,675)	(78,315)
Transfer on policy loans	(2,136)	(2,311)	(14,630)	(108)
Net interfund transfers	905,346	70,533	30,125	(96,957)

Net increase (decrease) in assets from principal transactions	920,926	60,807	138,845	187,449

Total increase (decrease) in assets	935,514	73,349	303,448	247,269

Assets, beginning of period	219,717	146,368	1,898,381	1,651,112

Assets, end of period	$1,155,231	$219,717	$2,201,829	$1,898,381

See accompanying notes.

Sub-Account
Total Return Trust Series 1		Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$14,482	$30,553	$8,500	$4,793	$2,046	$1,597

14,482	30,553	8,500	4,793	2,046	1,597

—	26,691	1,374	—	346	—
2,626	12,956	8,810	3,019	5,726	892

2,626	39,647	10,184	3,019	6,072	892
42,395	(40,652)	44,999	(7,150)	11,228	(2,027)

59,503	29,548	63,683	662	19,346	462

37,850	48,475	98,973	67,121	1,014	1,277
(65,782)	(130,226)	(45,306)	(31,462)	(54,449)	(5,192)
1	(3)	(76)	(3,023)	(5)	(5)
270	(60,824)	77,067	41,726	46,941	(835)

(27,661)	(142,578)	130,658	74,362	(6,499)	(4,755)

31,842	(113,030)	194,341	75,024	12,847	(4,293)

704,145	817,175	363,633	288,609	124,712	129,005

$735,987	$704,145	$557,974	$363,633	$137,559	$124,712

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Ultra Short Term Bond Trust Series 0		U.S. Equity Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/12 (g)
Income:
Dividend income distribution	$637	$23	$9,205

Net investment income (loss)	637	23	9,205

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	9	(1)	280

Realized gains (losses)	9	(1)	280
Unrealized appreciation (depreciation) during the period	(560)	(27)	10,114

Net increase (decrease) in assets from operations	86	(5)	19,599

Changes from principal transactions:
Transfer of net premiums	3,993	—	43,934
Transfer on terminations	(4,620)	(293)	(27,714)
Transfer on policy loans	—	—	(103)
Net interfund transfers	63,471	1,882	608,993

Net increase (decrease) in assets from principal transactions	62,844	1,589	625,110

Total increase (decrease) in assets	62,930	1,584	644,709

Assets, beginning of period	1,584	—	—

Assets, end of period	$64,514	$1,584	$644,709

(n)	Fund available in prior year but no activity.
(g)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
U.S. Equity Trust Series 1	Utilities Trust Series 0		Utilities Trust Series 1
Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$1,104	$21,565	$55,245	$3,320	$3,213

1,104	21,565	55,245	3,320	3,213

—	—	—	—	—
36	(3,170)	(5,149)	(253)	(300)

36	(3,170)	(5,149)	(253)	(300)
952	101,220	(50,799)	8,452	2,477

2,092	119,615	(703)	11,519	5,390

3,044	77,999	272,408	2,596	2,655
(4,946)	(60,697)	(61,365)	(4,128)	(3,780)
153	(778)	(13,625)	(182)	(129)
76,632	(960,113)	801,515	(29)	59

74,883	(943,589)	998,933	(1,743)	(1,195)

76,975	(823,974)	998,230	9,776	4,195

—	1,451,912	453,682	85,259	81,064

$76,975	$627,938	$1,451,912	$95,035	$85,259

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust Series 0		Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$2,930	$1,941	$2,196	$2,635

Net investment income (loss)	2,930	1,941	2,196	2,635

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	4,959	9,109	726	(13,889)

Realized gains (losses)	4,959	9,109	726	(13,889)
Unrealized appreciation (depreciation) during the period	30,031	(11,177)	37,064	9,669

Net increase (decrease) in assets from operations	37,920	(127)	39,986	(1,585)

Changes from principal transactions:
Transfer of net premiums	30,683	36,574	4,570	4,874
Transfer on terminations	(16,654)	(13,888)	(12,471)	(33,666)
Transfer on policy loans	(3,136)	(10,883)	236	278
Net interfund transfers	138,604	40,538	18,530	(25,328)

Net increase (decrease) in assets from principal transactions	149,497	52,341	10,865	(53,842)

Total increase (decrease) in assets	187,417	52,214	50,851	(55,427)

Assets, beginning of period	165,719	113,505	224,188	279,615

Assets, end of period	$353,136	$165,719	$275,039	$224,188

See accompanying notes.

Total
Year Ended Dec. 31/12	Year Ended Dec. 31/11

$3,515,712	$3,452,396

3,515,712	3,452,396

1,624,293	554,802
398,999	4,764,093

2,023,292	5,318,895
12,813,931	(11,412,551)

18,352,935	(2,641,260)

32,366,430	34,076,672
(13,317,889)	(9,738,279)
(999,605)	(547,309)
(3,538,031)	562,539

14,510,905	24,353,623

32,863,840	21,712,363

135,517,079	113,804,716

$168,380,919	$135,517,079

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements

December 31, 2012

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 118 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2012. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in portfolios of the Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0, represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the Trust’s portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

The following sub-accounts of the Account were commenced as investment options:

New Sub-Accounts	Effective Date
International Equity Index Trust B Series 1	November 5, 2012
International Growth Stock Trust	November 5, 2012
U.S. Equity Trust	April 30, 2012

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
500 Index Trust Series 1	500 Index Trust B Series 0	November 5, 2012
American Blue Chip Income and Growth Trust Series 1	American Growth-Income Trust Series 1	November 5, 2012
Balanced Trust	Lifestyle Growth Trust	April 30, 2012
International Equity Index Trust A	International Equity Index Trust B	November 5, 2012
International Opportunities Trust	International Growth Stock Trust	November 5, 2012
Large Cap Trust	U.S. Equity Trust	April 30, 2012

Where a sub-account has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$168,380,919
Level 2	—
Level 3	—

$168,380,919

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$1,868,044	$912,762
500 Index Trust Series 1	108,454	610,069
Active Bond Trust Series 0	314,057	14,321
Active Bond Trust Series 1	31,615	18,652
All Cap Core Trust Series 0	22,355	1,067,842
All Cap Core Trust Series 1	12,070	11,474
All Cap Value Trust Series 0	141,575	31,960
All Cap Value Trust Series 1	12,592	130,736
Alpha Opportunities Trust Series 0	14,325	973,334
American Asset Allocation Trust Series 1	443,157	73,998
American Blue Chip Income and Growth Trust Series 1	521,635	767,138
American Global Growth Trust Series 1	23,875	5,646
American Global Small Capitalization Trust Series 1	1,087	804
American Growth Trust Series 1	598,983	1,420,043
American Growth-Income Trust Series 1	1,111,344	126,430
American High-Income Bond Trust Series 1	157,549	26,030
American International Trust Series 1	299,038	414,047
American New World Trust Series 1	33,651	16,504
Balanced Trust Series 0	88,540	267,626
Balanced Trust Series 1	546	1,724
Blue Chip Growth Trust Series 0	647,113	1,705,984
Blue Chip Growth Trust Series 1	51,909	193,971
Bond Trust Series 0	42,791	16,805
Bond Trust Series 1	21,173	248
Capital Appreciation Trust Series 0	4,239,014	789,169
Capital Appreciation Trust Series 1	123,096	49,580
Capital Appreciation Value Trust Series 0	351,535	65,490
Core Allocation Plus Trust Series 0	195,561	27,837
Core Bond Trust Series 0	1,963,257	1,708,205
Core Bond Trust Series 1	7,552	13,333
Core Strategy Trust Series 0	1,239,689	2,961,733

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Disciplined Diversification Trust Series 0	$79,737	$26,448
Emerging Markets Value Trust Series 0	1,238,593	266,382
Emerging Markets Value Trust Series 1	10,192	30,763
Equity-Income Trust Series 0	4,978,703	1,146,698
Equity-Income Trust Series 1	67,897	49,194
Financial Services Trust Series 0	890,442	1,021,465
Financial Services Trust Series 1	1,873	4,446
Franklin Templeton Founding Allocation Trust Series 0	556,667	58,484
Franklin Templeton Founding Allocation Trust Series 1	—	—
Fundamental All Cap Core Trust Series 0	48,015	1,075,565
Fundamental All Cap Core Trust Series 1	2,727	3,088
Fundamental Holdings Trust Series 1	38,338	14,370
Fundamental Large Cap Value Trust Series 0	21,630	2,376
Fundamental Large Cap Value Trust Series 1	24,350	24,707
Fundamental Value Trust Series 0	99,030	70,843
Fundamental Value Trust Series 1	40,890	226,436
Global Bond Trust Series 0	1,244,815	181,816
Global Bond Trust Series 1	25,424	64,036
Global Diversification Trust Series 1	63,939	27,690
Global Trust Series 0	16,299	24,255
Global Trust Series 1	19,429	31,002
Health Sciences Trust Series 0	327,742	119,023
Health Sciences Trust Series 1	42,401	61,136
High Yield Trust Series 0	3,817,509	492,554
High Yield Trust Series 1	25,512	9,110
International Core Trust Series 0	193,723	312,753
International Core Trust Series 1	6,798	5,990
International Equity Index Trust A Series 0	64,461	450,238
International Equity Index Trust A Series 1	31,081	299,536
International Equity Index Trust B Series 0	834,101	1,189,356
International Equity Index Trust B Series 1	252,331	2,170
International Growth Stock Trust Series 0	541,179	2,303
International Growth Stock Trust Series 1	164,616	720
International Opportunities Trust Series 0	275,174	561,257
International Opportunities Trust Series 1	13,494	165,538
International Small Company Trust Series 0	54,817	744,762
International Small Company Trust Series 1	3,370	26,639
International Value Trust Series 0	59,404	150,447
International Value Trust Series 1	85,828	51,164
Investment Quality Bond Trust Series 0	2,850,048	586,081
Investment Quality Bond Trust Series 1	88,831	124,004
Large Cap Trust Series 0	33,627	414,036
Large Cap Trust Series 1	2,441	78,534
Lifestyle Aggressive Trust Series 0	3,106,234	634,383
Lifestyle Aggressive Trust Series 1	69,351	14,428
Lifestyle Balanced Trust Series 0	7,868,946	1,877,194
Lifestyle Balanced Trust Series 1	131,371	191,366
Lifestyle Conservative Trust Series 0	1,523,284	333,293
Lifestyle Conservative Trust Series 1	8,366	5,361
Lifestyle Growth Trust Series 0	5,109,854	4,343,258
Lifestyle Growth Trust Series 1	95,154	63,875

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Lifestyle Moderate Trust Series 0	$1,439,073	$13,682,739
Lifestyle Moderate Trust Series 1	38,970	150,809
Mid Cap Index Trust Series 0	2,013,450	461,248
Mid Cap Index Trust Series 1	33,026	13,660
Mid Cap Stock Trust Series 0	260,028	144,920
Mid Cap Stock Trust Series 1	13,630	30,571
Mid Value Trust Series 0	554,313	253,088
Mid Value Trust Series 1	30,290	76,710
Money Market Trust B Series 0	14,707,631	15,633,010
Money Market Trust Series 1	226,046	675,687
Natural Resources Trust Series 0	1,507,110	1,913,449
Natural Resources Trust Series 1	6,897	26,663
Real Estate Securities Trust Series 0	1,170,587	309,252
Real Estate Securities Trust Series 1	47,770	35,022
Real Return Bond Trust Series 0	774,358	534,202
Real Return Bond Trust Series 1	2,047	2,897
Science & Technology Trust Series 0	228,214	28,897
Science & Technology Trust Series 1	15,916	55,864
Short Term Government Income Trust Series 0	115,710	83,517
Short Term Government Income Trust Series 1	30,780	42,019
Small Cap Growth Trust Series 0	133,405	26,488
Small Cap Growth Trust Series 1	3,188	2,021
Small Cap Index Trust Series 0	1,996,079	111,369
Small Cap Index Trust Series 1	23,660	11,993
Small Cap Opportunities Trust Series 0	17,722	9,588
Small Cap Opportunities Trust Series 1	6,877	18,984
Small Cap Value Trust Series 0	132,231	41,895
Small Cap Value Trust Series 1	30,027	27,200
Small Company Value Trust Series 0	2,089,584	1,751,721
Small Company Value Trust Series 1	22,497	72,650
Smaller Company Growth Trust Series 0	66,539	25,985
Smaller Company Growth Trust Series 1	25,442	1,638
Strategic Income Opportunities Trust Series 0	7,180,734	4,629,957
Strategic Income Opportunities Trust Series 1	29,501	13,887
Total Bond Market Trust B Series 0	2,910,381	1,985,817
Total Return Trust Series 0	1,060,563	878,211
Total Return Trust Series 1	45,704	58,881
Total Stock Market Index Trust Series 0	178,207	37,675
Total Stock Market Index Trust Series 1	51,758	55,865
Ultra Short Term Bond Trust Series 0	85,689	22,210
U.S. Equity Trust Series 0	666,350	32,034
U.S. Equity Trust Series 1	80,065	4,079
Utilities Trust Series 0	225,098	1,147,122
Utilities Trust Series 1	4,520	2,944
Value Trust Series 0	168,261	15,833
Value Trust Series 1	25,842	12,781
All Asset Portfolio	4,633,897	86,062
Brandes International Equity Trust	11,974	4,359
Business Opportunity Value Trust	5,318	1,532
Frontier Capital Appreciation Trust	1,752	211
Large Cap Growth Trust	23,094	8,828

	$96,989,025	$77,338,112

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

8.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 – Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2013 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	119,719	79,667	87,318	38,794	16,278
Units issued	78,636	64,579	54,685	80,467	28,361
Units redeemed	(33,474)	(24,527)	(62,336)	(31,943)	(5,845)

Units, end of period	164,881	119,719	79,667	87,318	38,794

Unit value, end of period $	17.83 to 28.52	15.40 to 24.63	15.12 to 24.18	21.05	16.66
Assets, end of period $	4,350,710	2,948,519	1,914,656	1,828,011	638,383
Investment income ratio*	1.13%	2.13%	1.59%	2.37%	3.17%
Total return, lowest to highest**	8.03% to 15.80%	1.86% to 1.87%	14.85% to 14.86%	24.08% to 31.02%	(37.19%) to (24.71%)

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/12 (y)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	40,790	39,433	41,188	51,111	63,192
Units issued	1,947	4,480	5,440	6,677	5,265
Units redeemed	(42,737)	(3,123)	(7,195)	(16,600)	(17,346)

Units, end of period	—	40,790	39,433	41,188	51,111

Unit value, end of period $	14.30	12.55	12.36	10.78	8.58
Assets, end of period $	—	511,779	487,092	444,037	438,252
Investment income ratio*	5.51%	1.58%	1.40%	1.66%	0.72%
Total return, lowest to highest**	13.98%	1.57%	14.58%	25.74%	(37.21%)

(y)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	4,900	1,410	975	334	36
Units issued	4,521	3,631	1,681	707	334
Units redeemed	(224)	(141)	(1,246)	(66)	(36)

Units, end of period	9,197	4,900	1,410	975	334

Unit value, end of period $	66.31	60.42	57.02	50.05	40.09
Assets, end of period $	609,860	296,062	80,380	48,772	13,378
Investment income ratio*	5.15%	11.40%	7.43%	8.48%	11.17%
Total return, lowest to highest**	5.32% to 9.76%	5.97%	13.91%	18.30% to 24.86%	(10.55%) to (7.37%)

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	13,151	13,969	13,951	20,634	26,667
Units issued	976	805	759	1,167	912
Units redeemed	(951)	(1,623)	(741)	(7,850)	(6,945)

Units, end of period	13,176	13,151	13,969	13,951	20,634

Unit value, end of period $	20.36	18.56	17.54	15.41	12.34
Assets, end of period $	268,212	244,014	244,979	214,909	254,685
Investment income ratio*	4.20%	5.40%	7.62%	6.87%	5.25%
Total return, lowest to highest**	9.71%	5.81%	13.84%	24.81%	(10.53%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/12 (bg)	Year Ended Dec. 31/11 (bg)	Year Ended Dec. 31/10 (bg)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	17,548	10,032	9,068	2,123	1,425
Units issued	301,263	9,120	3,705	10,323	1,309
Units redeemed	(5,599)	(1,604)	(2,741)	(3,378)	(611)

Units, end of period	313,212	17,548	10,032	9,068	2,123

Unit value, end of period $	15.82 to 22.34	13.80 to 19.48	13.58 to 19.16	12.05 to 17.00	9.93 to 14.01
Assets, end of period $	4,968,258	254,448	138,475	116,677	27,494
Investment income ratio*	6.73%	7.29%	6.98%	7.71%	6.39%
Total return, lowest to highest**	9.24% to 14.65%	1.66%	12.71%	14.85% to 21.32%	(17.73%) to (12.60%)

(bg) Fund has no Series. Previously presented as Series 0 and Series 1.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	83,259	2,836	2,602	1,325	1,243
Units issued	1,655	81,932	596	1,703	269
Units redeemed	(80,879)	(1,509)	(362)	(426)	(187)

Units, end of period	4,035	83,259	2,836	2,602	1,325

Unit value, end of period $	13.72	11.76	11.71	10.36	8.05
Assets, end of period $	55,395	979,289	33,255	26,974	10,683
Investment income ratio*	0.24%	1.62%	1.18%	1.70%	1.85%
Total return, lowest to highest**	10.44% to 16.62%	0.40%	13.09%	24.46% to 33.05%	(39.60%) to (26.69%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	37,436	38,944	40,951	34,833	33,933
Units issued	681	876	1,171	8,929	3,672
Units redeemed	(1,049)	(2,384)	(3,178)	(2,811)	(2,772)

Units, end of period	37,068	37,436	38,944	40,951	34,833

Unit value, end of period $	11.56	9.92	9.88	8.74	6.80
Assets, end of period $	428,605	371,332	384,712	357,886	236,967
Investment income ratio*	1.15%	1.03%	1.07%	1.68%	1.73%
Total return, lowest to highest**	16.57%	0.42%	13.03%	28.46%	(39.63%)

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	27,144	11,363	8,332	5,913	3,188
Units issued	7,879	18,411	4,022	3,819	3,528
Units redeemed	(2,099)	(2,630)	(991)	(1,400)	(803)

Units, end of period	32,924	27,144	11,363	8,332	5,913

Unit value, end of period $	15.60	14.06	14.67	12.38	9.78
Assets, end of period $	513,465	381,657	166,715	103,167	57,842
Investment income ratio*	0.96%	0.52%	0.51%	0.63%	1.17%
Total return, lowest to highest**	6.24% to 10.92%	(4.17%)	18.50%	22.43% to 31.77%	(28.80%) to (19.83%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	12,885	7,937	8,263	10,031	8,816
Units issued	210	5,225	333	501	1,490
Units redeemed	(6,217)	(277)	(659)	(2,269)	(275)

Units, end of period	6,878	12,885	7,937	8,263	10,031

Unit value, end of period $	21.57	19.44	20.29	17.15	13.54
Assets, end of period $	148,354	250,473	161,055	141,658	135,826
Investment income ratio*	0.76%	0.48%	0.37%	0.52%	0.89%
Total return, lowest to highest**	10.95%	(4.21%)	18.35%	26.61%	(28.78%)

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)
Units, beginning of period	63,000	1,887	—
Units issued	714	63,239	1,903
Units redeemed	(60,795)	(2,126)	(16)

Units, end of period	2,919	63,000	1,887

Unit value, end of period $	16.63	13.70	14.89
Assets, end of period $	48,537	862,996	28,103
Investment income ratio*	0.12%	0.28%	0.96%
Total return, lowest to highest**	9.62% to 21.38%	(8.02%)	16.98%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	56,070	37,305	24,158	157	—
Units issued	38,456	23,086	15,778	25,418	166
Units redeemed	(6,676)	(4,321)	(2,631)	(1,417)	(9)

Units, end of period	87,850	56,070	37,305	24,158	157

Unit value, end of period $	11.75	10.15	10.06	8.98	$7.26
Assets, end of period $	1,032,197	569,092	375,193	216,820	$1,139
Investment income ratio*	1.94%	2.05%	2.00%	3.54%	11.12%
Total return, lowest to highest**	8.80% to 15.77%	0.91%	12.07%	18.28% to 25.85%	(28.47%) to (19.62%)

(m) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	23,003	21,367	16,759	12,019	8,000
Units issued	32,862	4,335	6,407	7,253	8,084
Units redeemed	(55,865)	(2,699)	(1,799)	(2,513)	(4,065)

Units, end of period	—	23,003	21,367	16,759	12,019

Unit value, end of period $	13.19 to 19.71	11.76 to 17.57	11.92 to 17.80	10.64	8.36 to 12.48
Assets, end of period $	—	295,516	277,541	195,972	110,055
Investment income ratio*	0.00%	1.41%	1.51%	1.98%	4.88%
Total return, lowest to highest**	5.20% to 12.16%	(1.30%) to (1.29%)	12.01% to 12.02%	25.79% to 31.48%	(36.72%) to (22.98%)

(v)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)
Units, beginning of period	1,623	—
Units issued	2,434	1,660
Units redeemed	(551)	(37)

Units, end of period	3,506	1,623

Unit value, end of period $	11.19	9.17
Assets, end of period $	39,240	14,877
Investment income ratio*	0.54%	2.45%
Total return, lowest to highest**	13.48% to 22.12%	(9.24%)

(n) Fund available in prior year but no activity.

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)
Units, beginning of period	2,002	—
Units issued	105	2,046
Units redeemed	(89)	(44)

Units, end of period	2,018	2,002

Unit value, end of period $	9.64	8.19
Assets, end of period $	19,452	16,392
Investment income ratio*	0.91%	2.24%
Total return, lowest to highest**	9.07% to 17.71%	(19.43%)

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	175,103	94,221	91,492	56,137	30,805
Units issued	37,768	97,231	59,196	50,848	36,483
Units redeemed	(96,268)	(16,349)	(56,467)	(15,493)	(11,151)

Units, end of period	116,603	175,103	94,221	91,492	56,137

Unit value, end of period $	15.11 to 22.75	12.86 to 19.36	13.48 to 20.30	11.40	8.21 to 12.36
Assets, end of period $	1,951,721	2,369,650	1,421,047	1,153,106	529,382
Investment income ratio*	0.38%	0.27%	0.36%	0.34%	2.37%
Total return, lowest to highest**	8.11% to 17.49%	(4.63%)	18.23% to 18.24%	25.08% to 42.05%	(44.20%) to (31.29%)

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	71,930	70,155	60,898	88,850	70,285
Units issued	80,514	12,692	14,882	65,625	25,724
Units redeemed	(8,867)	(10,917)	(5,625)	(93,577)	(7,159)

Units, end of period	143,577	71,930	70,155	60,898	88,850

Unit value, end of period $	13.62 to 20.33	11.62 to 17.35	11.87 to 17.72	10.69	8.17
Assets, end of period $	2,131,349	963,908	998,842	796,589	984,213
Investment income ratio*	2.01%	1.19%	1.22%	0.74%	2.27%
Total return, lowest to highest**	10.27% to 17.16%	(2.10%) to (2.09%)	11.05% to 11.06%	23.68% to 33.69%	(38.08%) to (24.49%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)
Units, beginning of period	2,315	—
Units issued	13,744	2,411
Units redeemed	(2,398)	(96)

Units, end of period	13,661	2,315

Unit value, end of period $	11.49	10.16
Assets, end of period $	157,024	23,527
Investment income ratio*	10.57%	20.05%
Total return, lowest to highest**	6.30% to 13.11%	1.46%

(n)	Fund available in prior year but no activity.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	89,381	76,308	51,505	42,851	26,925
Units issued	19,210	34,549	52,695	34,474	23,850
Units redeemed	(27,454)	(21,476)	(27,892)	(25,820)	(7,924)

Units, end of period	81,137	89,381	76,308	51,505	42,851

Unit value, end of period $	15.55 to 27.39	13.24 to 23.31	15.45 to 27.21	14.46	10.14 to 17.85
Assets, end of period $	1,427,243	1,332,045	1,349,296	855,948	528,085
Investment income ratio*	1.06%	1.51%	1.97%	1.20%	4.52%
Total return, lowest to highest**	13.22% to 17.50%	(14.34%)	6.88%	27.67% to 46.99%	(42.37%) to (26.02%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	12,806	4,109	11,999	—
Units issued	2,231	11,580	3,543	12,025
Units redeemed	(1,125)	(2,883)	(11,433)	(26)

Units, end of period	13,912	12,806	4,109	11,999

Unit value, end of period $	15.77	13.44	15.69	13.36
Assets, end of period $	219,440	172,098	64,457	160,289
Investment income ratio*	0.64%	2.18%	0.65%	7.30%
Total return, lowest to highest**	12.53% to 17.37%	(14.33%)	17.43%	30.38% to 33.58%

(a) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/12 (e)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	18,128	606	56	—
Units issued	44	17,732	774	69
Units redeemed	(18,172)	(210)	(224)	(13)

Units, end of period	—	18,128	606	56

Unit value, end of period $	14.73	13.57	13.41	11.91
Assets, end of period $	—	245,923	8,127	667
Investment income ratio*	4.39%	2.14%	3.02%	3.47%
Total return, lowest to highest**	8.57%	1.13%	12.63%	18.83% to 19.11%

(e)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Balanced Trust Series 1
	Year Ended Dec. 31/12 (e)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)
Units, beginning of period	118	107	—
Units issued	—	26	108
Units redeemed	(118)	(15)	(1)

Units, end of period	—	118	107

Unit value, end of period $	14.70	13.54	13.40
Assets, end of period $	—	1,588	1,428
Investment income ratio*	4.24%	1.47%	13.66%
Total return, lowest to highest**	8.61%	1.01%	12.58%

(e)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	49,717	31,138	27,629	7,243	1,677
Units issued	8,580	32,665	14,495	24,326	6,570
Units redeemed	(21,754)	(14,086)	(10,986)	(3,940)	(1,004)

Units, end of period	36,543	49,717	31,138	27,629	7,243

Unit value, end of period $	79.24	66.93	65.97	56.75	39.69
Assets, end of period $	2,895,574	3,327,453	2,054,232	1,567,863	287,475
Investment income ratio*	0.13%	0.02%	0.09%	0.20%	0.44%
Total return, lowest to highest**	5.30% to 18.39%	1.45%	16.25%	26.87% to 46.21%	(42.52%) to (28.71%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	54,004	52,381	51,352	58,485	58,223
Units issued	3,448	9,561	4,833	12,872	8,612
Units redeemed	(13,099)	(7,938)	(3,804)	(20,005)	(8,350)

Units, end of period	44,353	54,004	52,381	51,352	58,485

Unit value, end of period $	15.46	13.06	12.88	11.09	7.76
Assets, end of period $	685,670	705,592	674,666	569,454	453,858
Investment income ratio*	0.09%	0.01%	0.08%	0.15%	0.32%
Total return, lowest to highest**	18.31%	1.44%	16.15%	42.89%	(42.53%)

	Sub-Account
	Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (c)
Units, beginning of period	16,603	—
Units issued	3,451	16,794
Units redeemed	(1,610)	(191)

Units, end of period	18,444	16,603

Unit value, end of period $	10.72	10.08
Assets, end of period $	197,686	167,386
Investment income ratio*	2.96%	14.80%
Total return, lowest to highest**	2.99% to 6.31%	0.82%

(c)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (c)
Units, beginning of period	—	—
Units issued	1,991	1,851
Units redeemed	(24)	(1,851)

Units, end of period	1,967	—

Unit value, end of period $	10.72	10.08
Assets, end of period $	21,086	—
Investment income ratio*	3.38%	0.00%
Total return, lowest to highest**	6.34%	0.78%

(c)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	1,044	678	815	63	—
Units issued	405	4,422	712	824	71
Units redeemed	(157)	(4,056)	(849)	(72)	(8)

Units, end of period	1,292	1,044	678	815	63

Unit value, end of period $	30.57	25.33	29.30	28.01	22.36
Assets, end of period $	39,498	26,458	19,895	22,847	1,409
Investment income ratio*	2.44%	2.86%	4.07%	5.05%	8.54%
Total return, lowest to highest**	14.03% to 20.68%	(13.56%)	4.61%	19.34% to 25.28%	(39.84%) to (24.43%)

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	1,074	620	422	178	—
Units issued	353	956	276	310	202
Units redeemed	(102)	(502)	(78)	(66)	(24)

Units, end of period	1,325	1,074	620	422	178

Unit value, end of period $	16.20	13.81	14.41	13.18	10.58
Assets, end of period $	21,462	14,830	8,930	5,565	1,887
Investment income ratio*	0.88%	0.39%	0.82%	1.03%	0.00%
Total return, lowest to highest**	10.97% to 17.29%	(4.11%)	9.27%	19.01% to 27.24%	(34.70%) to (23.56%)

(n)	Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	19,715	6,573	3,745	2,731	378
Units issued	257,019	14,224	3,932	2,202	3,114
Units redeemed	(52,660)	(1,082)	(1,104)	(1,188)	(761)

Units, end of period	224,074	19,715	6,573	3,745	2,731

Unit value, end of period $	16.13	13.90	13.88	12.41	8.72
Assets, end of period $	3,613,450	274,033	91,282	46,488	23,813
Investment income ratio*	0.24%	0.15%	0.22%	0.34%	0.89%
Total return, lowest to highest**	3.07% to 16.03%	0.11%	11.88%	28.49% to 44.66%	(37.24%) to (23.78%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	17,216	24,852	20,403	18,768	17,812
Units issued	7,586	1,756	6,440	7,646	2,481
Units redeemed	(3,015)	(9,392)	(1,991)	(6,011)	(1,525)

Units, end of period	21,787	17,216	24,852	20,403	18,768

Unit value, end of period $	16.44	14.18	14.17	12.67	8.90
Assets, end of period $	358,273	244,101	352,086	258,477	167,094
Investment income ratio*	0.16%	0.07%	0.14%	0.28%	0.48%
Total return, lowest to highest**	15.98%	0.07%	11.83%	42.28%	(37.22%)

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	49,574	7,785	4,309	—
Units issued	21,760	43,226	3,814	4,378
Units redeemed	(5,473)	(1,437)	(338)	(69)

Units, end of period	65,861	49,574	7,785	4,309

Unit value, end of period $	12.76	11.12	10.79	9.47
Assets, end of period $	840,362	551,165	83,962	40,797
Investment income ratio*	1.68%	2.52%	1.96%	4.08%
Total return, lowest to highest**	7.74% to 14.77%	3.09%	13.91%	19.68% to 30.98%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	51,573	12,952	2,056	25	—
Units issued	14,390	40,590	11,390	2,075	51
Units redeemed	(2,749)	(1,969)	(494)	(44)	(26)

Units, end of period	63,214	51,573	12,952	2,056	25

Unit value, end of period $	10.63	9.36	9.58	8.66	6.91
Assets, end of period $	671,902	482,804	124,047	17,817	177
Investment income ratio*	1.54%	1.66%	1.64%	3.21%	11.56%
Total return, lowest to highest**	7.77% to 13.53%	(2.26%)	10.57%	17.53% to 27.67%	(31.54%) to (20.17%)

(m) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	12,035	8,084	174	5	123
Units issued	130,590	6,894	8,238	302	6
Units redeemed	(112,623)	(2,943)	(328)	(133)	(124)

Units, end of period	30,002	12,035	8,084	174	5

Unit value, end of period $	15.67	14.71	13.58	12.67	11.53
Assets, end of period $	470,138	177,014	109,761	2,208	53
Investment income ratio*	1.81%	3.79%	5.76%	3.31%	3.98%
Total return, lowest to highest**	3.76% to 6.54%	8.32%	7.17%	5.61% to 9.93%	1.09% to 3.36%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	7,947	7,576	7,642	7,548	1,298
Units issued	—	578	138	330	6,360
Units redeemed	(708)	(207)	(204)	(236)	(110)

Units, end of period	7,239	7,947	7,576	7,642	7,548

Unit value, end of period $	19.53	18.35	16.94	15.82	14.39
Assets, end of period $	141,400	145,809	128,333	120,893	108,608
Investment income ratio*	2.67%	3.31%	2.71%	2.42%	12.47%
Total return, lowest to highest**	6.46%	8.32%	7.08%	9.94%	3.29%

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (az)	Year Ended Dec. 31/08 (m)
Units, beginning of period	380,508	33,777	15,262	267	—
Units issued	105,814	362,230	23,078	32,585	274
Units redeemed	(264,547)	(15,499)	(4,563)	(17,590)	(7)

Units, end of period	221,775	380,508	33,777	15,262	267

Unit value, end of period $	11.64	10.34	10.32	9.17	7.52
Assets, end of period $	2,580,442	3,932,905	348,482	139,885	2,007
Investment income ratio*	2.47%	2.63%	3.19%	3.19%	3.30%
Total return, lowest to highest**	7.54% to 12.58%	0.19%	12.57%	18.49% to 25.03%	(25.51%) to (17.79%)

(az)	Renamed on May 4, 2009. Previously known as Index Allocation Trust.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	40,301	34,328	30,638	70	—
Units issued	5,592	8,493	5,086	31,069	79
Units redeemed	(2,414)	(2,520)	(1,396)	(501)	(9)

Units, end of period	43,479	40,301	34,328	30,638	70

Unit value, end of period $	11.51	10.21	10.42	9.19	7.22
Assets, end of period $	500,637	411,424	357,729	281,420	505
Investment income ratio*	2.60%	2.47%	1.82%	7.40%	3.08%
Total return, lowest to highest**	8.54% to 12.79%	(2.04%)	13.45%	20.12% to 29.89%	(28.63%) to (18.51%)

(m) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	177,609	98,617	80,233	2,347	22
Units issued	87,243	164,542	54,370	80,237	2,848
Units redeemed	(24,553)	(85,550)	(35,986)	(2,351)	(523)

Units, end of period	240,299	177,609	98,617	80,233	2,347

Unit value, end of period $	12.36	10.43	14.29	11.61	5.77
Assets, end of period $	2,970,118	1,852,637	1,409,515	931,541	13,528
Investment income ratio*	1.20%	2.45%	1.38%	0.13%	6.06%
Total return, lowest to highest**	14.09% to 18.49%	(27.02%)	23.11%	1.56% to 101.36%	(51.92%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	1,972	3,889	77	—
Units issued	621	327	3,931	82
Units redeemed	(2,172)	(2,244)	(119)	(5)

Units, end of period	421	1,972	3,889	77

Unit value, end of period $	15.42	13.01	17.84	14.50
Assets, end of period $	6,521	25,675	69,386	1,128
Investment income ratio*	0.83%	1.51%	2.32%	0.05%
Total return, lowest to highest**	18.53%	(27.06%)	23.03%	101.12%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	65,762	38,933	38,620	19,617	13,704
Units issued	156,871	38,362	18,265	34,992	12,580
Units redeemed	(39,100)	(11,533)	(17,952)	(15,989)	(6,667)

Units, end of period	183,533	65,762	38,933	38,620	19,617

Unit value, end of period $	32.78	27.90	28.12	24.40	19.40
Assets, end of period $	6,015,928	1,835,020	1,094,709	942,394	380,650
Investment income ratio*	2.46%	2.22%	2.01%	2.39%	2.87%
Total return, lowest to highest**	10.80% to 17.47%	(0.76%)	15.23%	24.57% to 30.76%	(35.94%) to (23.36%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	34,818	21,579	23,852	34,606	34,921
Units issued	2,977	18,762	2,793	9,623	19,705
Units redeemed	(2,632)	(5,523)	(5,066)	(20,377)	(20,020)

Units, end of period	35,163	34,818	21,579	23,852	34,606

Unit value, end of period $	19.86	16.92	17.06	14.82	11.79
Assets, end of period $	698,291	589,152	368,113	353,455	407,905
Investment income ratio*	2.12%	2.09%	1.86%	2.06%	2.47%
Total return, lowest to highest**	17.36%	(0.81%)	15.11%	25.72%	(35.96%)

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	20,995	13,850	20,156	5,401	3,330
Units issued	49,061	40,001	4,459	16,641	3,338
Units redeemed	(54,448)	(32,856)	(10,765)	(1,886)	(1,267)

Units, end of period	15,608	20,995	13,850	20,156	5,401

Unit value, end of period $	20.02	16.96	18.72	16.68	11.79
Assets, end of period $	312,473	356,125	259,280	336,237	63,662
Investment income ratio*	0.68%	1.37%	0.32%	1.48%	1.21%
Total return, lowest to highest**	8.06% to 18.03%	(9.39%)	12.22%	25.68% to 49.06%	(44.63%) to (28.65%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	6,888	7,907	8,149	7,699	7,478
Units issued	68	147	807	1,904	781
Units redeemed	(283)	(1,166)	(1,049)	(1,454)	(560)

Units, end of period	6,673	6,888	7,907	8,149	7,699

Unit value, end of period $	16.65	14.10	15.59	13.89	9.82
Assets, end of period $	111,115	97,158	123,250	113,149	75,597
Investment income ratio*	0.80%	1.61%	0.34%	0.75%	0.93%
Total return, lowest to highest**	18.05%	(9.51%)	12.26%	41.41%	(44.65%)

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	63,253	14,641	2,821	204	—
Units issued	49,595	51,040	12,964	2,762	228
Units redeemed	(5,553)	(2,428)	(1,144)	(145)	(24)

Units, end of period	107,295	63,253	14,641	2,821	204

Unit value, end of period $	11.34	9.75	9.89	8.93	6.79
Assets, end of period $	1,216,471	616,457	144,801	25,206	1,389
Investment income ratio*	4.11%	4.91%	7.41%	6.77%	12.87%
Total return, lowest to highest**	12.32% to 16.33%	(1.45%)	10.71%	25.33% to 32.61%	(32.68%) to (21.32%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/12 (r)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)
Units, beginning of period	—	346	—
Units issued	—	—	364
Units redeemed	—	(346)	(18)

Units, end of period	—	—	346

Unit value, end of period $	11.32	9.74	9.88
Assets, end of period $	—	—	3,420
Investment income ratio*	0.00%	0.00%	6.97%
Total return, lowest to highest**	16.26%	(1.41%)	10.66%

(r)	Fund available but no activity.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	59	6	2	31	—
Units issued	29	131	5	2	35
Units redeemed	(4)	(78)	(1)	(31)	(4)

Units, end of period	84	59	6	2	31

Unit value, end of period $	54.36	46.29	49.89	39.29	26.44
Assets, end of period $	4,505	2,704	275	91	825
Investment income ratio*	0.39%	0.00%	0.15%	0.15%	0.00%
Total return, lowest to highest**	8.43% to 17.43%	(7.22%)	27.00%	29.61% to 50.68%	(42.03%) to (33.95%)

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (j)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aj)
Units, beginning of period	88,943	9,318	7,099	6,594	722
Units issued	3,671	83,048	4,103	3,624	7,169
Units redeemed	(80,675)	(3,423)	(1,884)	(3,119)	(1,297)

Units, end of period	11,939	88,943	9,318	7,099	6,594

Unit value, end of period $	14.52	11.74	11.98	10.02	7.81
Assets, end of period $	173,316	1,044,175	111,639	71,151	51,490
Investment income ratio*	0.35%	1.32%	1.35%	1.44%	1.40%
Total return, lowest to highest**	15.03% to 23.67%	(2.02%)	19.55%	26.61% to 31.86%	(43.12%) to (28.05%)

(j) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(aj) Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

	Sub-Account
	Fundamental All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (j)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aj)
Units, beginning of period	36	66	67	218	2,069
Units issued	123	110	119	723	623
Units redeemed	(142)	(140)	(120)	(874)	(2,474)

Units, end of period	17	36	66	67	218

Unit value, end of period $	24.46	19.80	20.22	16.91	13.19
Assets, end of period $	396	691	1,320	1,127	2,873
Investment income ratio*	0.47%	0.75%	1.11%	0.28%	0.15%
Total return, lowest to highest**	23.52%	(2.08%)	19.55%	28.27%	(43.18%)

(j)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(aj)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	9,969	72,846	2,833	—
Units issued	2,529	5,645	71,620	2,841
Units redeemed	(1,048)	(68,522)	(1,607)	(8)

Units, end of period	11,450	9,969	72,846	2,833

Unit value, end of period $	14.66	13.02	13.15	11.92
Assets, end of period $	167,926	129,800	958,309	33,778
Investment income ratio*	1.91%	1.38%	3.14%	12.79%
Total return, lowest to highest**	7.22% to 12.65%	(1.05%)	10.36%	18.47% to 19.20%

(p)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ak)
Units, beginning of period	1,145	1,107	711	635	645
Units issued	1,644	129	458	118	24
Units redeemed	(186)	(91)	(62)	(42)	(34)

Units, end of period	2,603	1,145	1,107	711	635

Unit value, end of period $	13.62	10.94	10.74	9.46	7.60
Assets, end of period $	35,444	12,522	11,885	6,727	4,826
Investment income ratio*	2.01%	1.09%	2.55%	2.26%	2.63%
Total return, lowest to highest**	16.71% to 24.48%	1.90%	13.51%	22.60% to 28.80%	(41.15%) to (27.37%)

(o)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ak)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Fundamental Large Cap Value Trust Series 1
Year Ended Dec. 31/12 (n)
Units, beginning of period	—
Units issued	1,417
Units redeemed	(1,417)

Units, end of period	—

Unit value, end of period $	19.36
Assets, end of period $	—
Investment income ratio*	0.00%
Total return, lowest to highest**	24.43%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	25,146	100,018	19,978	12,508	14,098
Units issued	7,590	7,502	87,250	15,795	10,758
Units redeemed	(5,708)	(82,374)	(7,210)	(8,325)	(12,348)

Units, end of period	27,028	25,146	100,018	19,978	12,508

Unit value, end of period $	13.06	11.52	11.96	10.57	8.02
Assets, end of period $	352,963	289,576	1,196,553	211,149	100,275
Investment income ratio*	1.06%	0.82%	2.00%	1.18%	1.07%
Total return, lowest to highest**	6.37% to 13.40%	(3.74%)	13.20%	24.46% to 38.50%	(39.27%) to (27.52%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	37,776	36,464	37,304	51,202	24,906
Units issued	2,090	5,148	3,423	3,228	37,966
Units redeemed	(12,990)	(3,836)	(4,263)	(17,126)	(11,670)

Units, end of period	26,876	37,776	36,464	37,304	51,202

Unit value, end of period $	18.25	16.10	16.73	14.79	11.23
Assets, end of period $	490,620	608,196	610,130	551,908	574,837
Investment income ratio*	0.85%	0.86%	1.15%	0.87%	1.56%
Total return, lowest to highest**	13.38%	(3.78%)	13.10%	31.78%	(39.32%)

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	24,198	22,412	14,823	16,578	8,011
Units issued	37,731	4,734	9,135	24,214	9,818
Units redeemed	(5,929)	(2,948)	(1,546)	(25,969)	(1,251)

Units, end of period	56,000	24,198	22,412	14,823	16,578

Unit value, end of period $	31.84	29.72	27.24	24.68	21.38
Assets, end of period $	1,783,116	719,107	610,575	365,776	354,462
Investment income ratio*	8.14%	6.68%	4.16%	9.15%	0.41%
Total return, lowest to highest**	4.53% to 7.15%	9.08%	10.40%	13.91% to 15.41%	(10.44%) to (1.77%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	13,161	14,516	14,975	21,752	22,161
Units issued	425	1,138	1,011	1,141	3,522
Units redeemed	(3,025)	(2,493)	(1,470)	(7,918)	(3,931)

Units, end of period	10,561	13,161	14,516	14,975	21,752

Unit value, end of period $	22.28	20.82	19.09	17.31	15.00
Assets, end of period $	235,410	274,076	277,123	259,180	326,232
Investment income ratio*	6.83%	6.18%	3.58%	12.39%	0.57%
Total return, lowest to highest**	7.03%	9.08%	10.30%	15.39%	(4.48%)

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (q)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	16,953	6,614	2,302	—
Units issued	4,116	11,703	4,740	2,303
Units redeemed	(1,934)	(1,364)	(428)	(1)

Units, end of period	19,135	16,953	6,614	2,302

Unit value, end of period $	15.36	13.26	14.18	12.59
Assets, end of period $	293,870	224,753	93,765	28,990
Investment income ratio*	1.87%	3.07%	3.98%	49.21%
Total return, lowest to highest**	9.32% to 15.84%	(6.49%)	12.57%	23.51% to 25.94%

(q)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.
(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	5,881	5,566	4,180	6,917	4,197
Units issued	1,193	1,408	1,799	1,715	3,152
Units redeemed	(1,985)	(1,093)	(413)	(4,452)	(432)

Units, end of period	5,089	5,881	5,566	4,180	6,917

Unit value, end of period $	13.51	11.09	11.79	10.94	8.32
Assets, end of period $	68,758	65,217	65,634	45,718	57,546
Investment income ratio*	2.10%	2.19%	1.91%	1.68%	2.48%
Total return, lowest to highest**	18.78% to 21.82%	(5.96%)	7.82%	25.95% to 34.80%	(39.49%) to (23.39%)

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	66,962	61,120	49,303	14,977	13,022
Units issued	12	11,042	13,256	43,211	2,650
Units redeemed	(2,281)	(5,200)	(1,439)	(8,885)	(695)

Units, end of period	64,693	66,962	61,120	49,303	14,977

Unit value, end of period $	14.80	12.15	12.93	12.00	9.13
Assets, end of period $	957,336	813,925	790,323	591,609	136,814
Investment income ratio*	2.18%	2.08%	1.65%	4.69%	2.29%
Total return, lowest to highest**	21.75%	(6.00%)	7.76%	31.36%	(39.55%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	8,430	6,190	23,192	5,783	2,773
Units issued	12,370	3,130	3,034	20,674	5,272
Units redeemed	(4,703)	(890)	(20,036)	(3,265)	(2,262)

Units, end of period	16,097	8,430	6,190	23,192	5,783

Unit value, end of period $	26.99	20.45	18.48	15.96	12.11
Assets, end of period $	434,383	172,437	114,424	370,136	70,006
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	12.19% to 31.93%	10.66%	15.81%	29.89% to 34.30%	(29.86%) to (21.80%)

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	6,987	7,361	7,371	11,054	11,458
Units issued	859	106	408	685	1,181
Units redeemed	(1,799)	(480)	(418)	(4,368)	(1,585)

Units, end of period	6,047	6,987	7,361	7,371	11,054

Unit value, end of period $	34.67	26.28	23.76	20.54	15.58
Assets, end of period $	209,633	183,561	174,926	151,406	172,259
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.95%	10.57%	15.70%	31.81%	(29.90%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	135,322	38,750	20,085	25,611	16,740
Units issued	192,996	106,412	24,650	38,737	11,169
Units redeemed	(28,220)	(9,840)	(5,985)	(44,263)	(2,298)

Units, end of period	300,098	135,322	38,750	20,085	25,611

Unit value, end of period $	19.45	16.33	16.15	14.20	9.19
Assets, end of period $	5,835,684	2,210,205	625,808	285,178	235,348
Investment income ratio*	9.08%	10.00%	56.47%	11.12%	11.61%
Total return, lowest to highest**	9.73% to 19.07%	1.14%	13.75%	31.02% to 54.51%	(29.78%) to (24.36%)

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	11,474	11,213	9,668	10,542	11,356
Units issued	434	886	2,428	1,151	936
Units redeemed	(477)	(625)	(883)	(2,025)	(1,750)

Units, end of period	11,431	11,474	11,213	9,668	10,542

Unit value, end of period $	20.54	17.27	17.11	15.04	9.73
Assets, end of period $	234,984	198,224	192,003	145,523	102,692
Investment income ratio*	7.93%	8.79%	44.62%	11.71%	9.17%
Total return, lowest to highest**	18.98%	0.90%	13.78%	54.51%	(29.51%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	51,752	39,058	26,018	15,838	8,229
Units issued	14,236	23,871	24,641	31,640	10,546
Units redeemed	(25,422)	(11,177)	(11,601)	(21,460)	(2,937)

Units, end of period	40,566	51,752	39,058	26,018	15,838

Unit value, end of period $	13.77	11.96	13.22	12.05	10.16
Assets, end of period $	558,510	618,746	516,316	313,626	160,941
Investment income ratio*	3.11%	3.03%	2.23%	2.54%	6.00%
Total return, lowest to highest**	15.16% to 16.10%	(9.55%)	9.67%	18.62% to 22.55%	(38.58%) to (22.22%)

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	6,313	7,935	9,009	7,100	6,950
Units issued	376	347	525	3,877	950
Units redeemed	(506)	(1,969)	(1,599)	(1,968)	(800)

Units, end of period	6,183	6,313	7,935	9,009	7,100

Unit value, end of period $	12.97	11.28	12.47	11.38	9.59
Assets, end of period $	80,182	71,156	98,921	102,502	68,092
Investment income ratio*	2.96%	2.08%	1.84%	2.63%	5.34%
Total return, lowest to highest**	15.05%	(9.57%)	9.58%	18.64%	(38.62%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 0
	Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (k)
Units, beginning of period	39,413	37,505	—
Units issued	3,413	4,777	41,093
Units redeemed	(42,826)	(2,869)	(3,588)

Units, end of period	—	39,413	37,505

Unit value, end of period $	10.54	9.50	11.08
Assets, end of period $	—	374,515	415,431
Investment income ratio*	3.31%	3.38%	2.37%
Total return, lowest to highest**	8.74% to 10.94%	(14.21%)	10.76%

(u)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(k)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	14,277	14,956	4,119	5,833	4,570
Units issued	649	1,047	11,597	333	1,480
Units redeemed	(14,926)	(1,726)	(760)	(2,047)	(217)

Units, end of period	—	14,277	14,956	4,119	5,833

Unit value, end of period $	20.15	18.18	21.19	19.11	13.87
Assets, end of period $	—	259,507	316,976	78,753	80,892
Investment income ratio*	3.29%	3.28%	2.86%	12.56%	2.43%
Total return, lowest to highest**	10.89%	(14.24%)	10.87%	37.85%	(44.54%)

(u)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	112,325	38,114	23,162	5,553	3,143
Units issued	20,421	82,664	17,369	18,556	3,847
Units redeemed	(31,135)	(8,453)	(2,417)	(947)	(1,437)

Units, end of period	101,611	112,325	38,114	23,162	5,553

Unit value, end of period $	41.55	35.28	41.02	36.81	26.52
Assets, end of period $	4,222,165	3,963,357	1,563,604	852,707	147,285
Investment income ratio*	1.30%	4.79%	2.96%	6.68%	3.57%
Total return, lowest to highest**	15.48% to 17.76%	(13.99%)	11.43%	27.56% to 43.56%	(44.38%) to (27.72%)

Sub-Account
International Equity Index Trust B Series 1
Year Ended Dec. 31/12 (s)
Units, beginning of period	—
Units issued	24,949
Units redeemed	(215)

Units, end of period	24,734

Unit value, end of period $	10.60
Assets, end of period $	262,226
Investment income ratio*	6.95%
Total return, lowest to highest**	6.02%

(s)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
International Growth Stock Trust Series 0
Year Ended Dec. 31/12 (s)
Units, beginning of period	—
Units issued	53,738
Units redeemed	(228)

Units, end of period	53,510

Unit value, end of period $	10.41
Assets, end of period $	557,127
Investment income ratio*	4.25%
Total return, lowest to highest**	4.12%

(s)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

Sub-Account
International Growth Stock Trust Series 1
Year Ended Dec. 31/12 (s)
Units, beginning of period	—
Units issued	16,354
Units redeemed	(71)

Units, end of period	16,283

Unit value, end of period $	10.41
Assets, end of period $	169,456
Investment income ratio*	4.01%
Total return, lowest to highest**	4.08%

(s)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/12 (t)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	22,640	117,530	27,134	19,228	12,088
Units issued	20,411	5,277	96,722	43,729	8,867
Units redeemed	(43,051)	(100,167)	(6,326)	(35,823)	(1,727)

Units, end of period	—	22,640	117,530	27,134	19,228

Unit value, end of period $	13.05	12.05	14.33	12.59	9.16
Assets, end of period $	—	272,710	1,683,669	341,713	176,120
Investment income ratio*	3.02%	0.41%	2.76%	1.74%	1.71%
Total return, lowest to highest**	2.65% to 8.32%	(15.91%)	13.75%	21.08% to 41.09%	(50.51%) to (34.21%)

(t) Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/12 (t)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	9,539	9,034	7,959	7,947	7,946
Units issued	655	700	1,306	1,616	765
Units redeemed	(10,194)	(195)	(231)	(1,604)	(764)

Units, end of period	—	9,539	9,034	7,959	7,947

Unit value, end of period $	16.24	15.00	17.84	15.71	11.42
Assets, end of period $	—	143,089	161,165	125,013	90,752
Investment income ratio*	2.41%	0.77%	1.57%	1.06%	1.32%
Total return, lowest to highest**	8.28%	(15.92%)	13.58%	37.55%	(50.56%)

(t)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	86,864	28,843	24,956	—
Units issued	4,628	68,494	8,832	26,279
Units redeemed	(64,516)	(10,473)	(4,945)	(1,323)

Units, end of period	26,976	86,864	28,843	24,956

Unit value, end of period $	12.06	10.12	12.07	9.84
Assets, end of period $	325,389	878,654	348,068	245,594
Investment income ratio*	0.93%	1.82%	2.90%	0.79%
Total return, lowest to highest**	12.82% to 19.23%	(16.18%)	22.62%	(1.59%)

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	5,530	5,981	6,159	—
Units issued	267	246	392	6,197
Units redeemed	(2,304)	(697)	(570)	(38)

Units, end of period	3,493	5,530	5,981	6,159

Unit value, end of period $	12.04	10.10	12.06	9.83
Assets, end of period $	42,064	55,874	72,140	60,545
Investment income ratio*	1.26%	1.60%	2.80%	0.79%
Total return, lowest to highest**	19.20%	(16.23%)	22.70%	(1.70%)

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	27,869	61,670	30,587	9,516	6,077
Units issued	3,983	7,031	66,946	22,519	5,367
Units redeemed	(11,443)	(40,832)	(35,863)	(1,448)	(1,928)

Units, end of period	20,409	27,869	61,670	30,587	9,516

Unit value, end of period $	13.98	11.71	13.43	12.43	9.15
Assets, end of period $	285,268	326,381	828,160	380,313	87,033
Investment income ratio*	2.82%	1.69%	2.42%	3.06%	4.57%
Total return, lowest to highest**	19.36% to 19.59%	(12.80%)	8.00%	26.96% to 39.98%	(42.64%) to (26.82%)

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	47,442	42,358	34,764	14,922	17,675
Units issued	3,037	7,317	9,213	26,779	1,949
Units redeemed	(2,629)	(2,233)	(1,619)	(6,937)	(4,702)

Units, end of period	47,850	47,442	42,358	34,764	14,922

Unit value, end of period $	21.70	18.18	20.86	19.32	14.23
Assets, end of period $	1,038,305	862,318	883,441	671,440	212,254
Investment income ratio*	2.76%	2.49%	2.07%	5.37%	3.32%
Total return, lowest to highest**	19.38%	(12.85%)	7.98%	35.77%	(42.66%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	9,019	24,390	18,767	16,199	1,192
Units issued	188,465	4,092	8,263	3,085	15,322
Units redeemed	(39,422)	(19,463)	(2,640)	(517)	(315)

Units, end of period	158,062	9,019	24,390	18,767	16,199

Unit value, end of period $	15.43	14.33	13.26	12.33	10.97
Assets, end of period $	2,439,155	129,256	323,517	231,488	177,718
Investment income ratio*	3.52%	2.78%	5.97%	5.26%	14.51%
Total return, lowest to highest**	4.09% to 7.66%	8.06%	7.54%	9.70% to 12.43%	(3.10%) to 0.35%

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	11,641	13,459	15,281	20,496	27,112
Units issued	3,983	541	379	594	898
Units redeemed	(5,854)	(2,359)	(2,201)	(5,809)	(7,514)

Units, end of period	9,770	11,641	13,459	15,281	20,496

Unit value, end of period $	22.29	20.72	19.18	17.85	15.87
Assets, end of period $	217,852	241,263	258,119	272,726	325,300
Investment income ratio*	1.92%	4.12%	4.99%	4.69%	5.64%
Total return, lowest to highest**	7.59%	8.07%	7.46%	12.45%	(1.68%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ba)	Year Ended Dec. 31/08 (n)
Units, beginning of period	1,178	576	237	101	—
Units issued	767	1,688	417	189	114
Units redeemed	(277)	(1,086)	(78)	(53)	(13)

Units, end of period	1,668	1,178	576	237	101

Unit value, end of period $	33.46	28.04	28.27	22.97	16.72
Assets, end of period $	55,847	33,056	16,291	5,454	1,684
Investment income ratio*	0.05%	0.00%	0.31%	0.82%	0.00%
Total return, lowest to highest**	7.49% to 19.31%	(0.80%)	23.06%	24.69% to 41.05%	(48.97%) to (29.61%)

(ba)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/12 (f)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	29,271	13,057	33,057	1,560	103
Units issued	2,506	163,536	10,840	31,930	2,182
Units redeemed	(31,777)	(147,322)	(30,840)	(433)	(725)

Units, end of period	—	29,271	13,057	33,057	1,560

Unit value, end of period $	13.04	11.45	11.69	10.27	7.84
Assets, end of period $	—	335,203	152,624	339,416	12,232
Investment income ratio*	1.74%	0.61%	0.61%	7.76%	4.26%
Total return, lowest to highest**	13.84%	(2.02%)	13.84%	26.52% to 35.15%	(39.55%) to (28.84%)

(f)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/12 (f)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	4,712	6,120	6,462	8,825	12,299
Units issued	127	188	393	858	1,476
Units redeemed	(4,839)	(1,596)	(735)	(3,221)	(4,950)

Units, end of period	—	4,712	6,120	6,462	8,825

Unit value, end of period $	16.25	14.27	14.58	12.81	9.79
Assets, end of period $	—	67,249	89,182	82,792	86,413
Investment income ratio*	1.61%	1.23%	1.08%	1.89%	1.15%
Total return, lowest to highest**	13.83%	(2.06%)	13.75%	30.85%	(39.52%)

(f)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	394,551	504,312	802,573	573,191	102,974
Units issued	220,007	171,543	82,576	288,873	503,960
Units redeemed	(45,973)	(281,304)	(380,837)	(59,491)	(33,743)

Units, end of period	568,585	394,551	504,312	802,573	573,191

Unit value, end of period $	14.51	12.43	13.29	11.41	8.41
Assets, end of period $	8,248,307	4,905,842	6,703,568	9,157,825	4,820,115
Investment income ratio*	1.68%	1.85%	1.57%	1.28%	3.05%
Total return, lowest to highest**	9.51% to 16.67%	(6.46%)	16.50%	26.59% to 40.08%	(42.00%) to (28.35%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	25,099	23,381	22,149	23,308	13,259
Units issued	4,311	2,499	4,231	8,806	11,462
Units redeemed	(953)	(781)	(2,999)	(9,965)	(1,413)

Units, end of period	28,457	25,099	23,381	22,149	23,308

Unit value, end of period $	15.90	13.63	14.58	12.52	9.23
Assets, end of period $	452,335	342,128	340,892	277,321	215,166
Investment income ratio*	1.50%	1.80%	1.99%	0.94%	2.40%
Total return, lowest to highest**	16.61%	(6.50%)	16.45%	35.62%	(41.99%)

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,038,503	1,301,355	837,827	570,851	387,319
Units issued	515,242	345,463	550,331	384,712	504,994
Units redeemed	(130,573)	(608,315)	(86,803)	(117,736)	(321,462)

Units, end of period	1,423,172	1,038,503	1,301,355	837,827	570,851

Unit value, end of period $	14.93	13.34	13.25	11.85	9.06
Assets, end of period $	21,243,036	13,853,108	17,243,464	9,931,974	5,169,712
Investment income ratio*	2.62%	3.79%	3.50%	5.27%	5.03%
Total return, lowest to highest**	6.76% to 11.90%	0.67%	11.78%	21.41% to 31.35%	(31.33%) to (21.25%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	239,441	249,006	256,294	253,510	262,330
Units issued	1,522	1,924	2,992	23,124	2,773
Units redeemed	(10,141)	(11,489)	(10,280)	(20,340)	(11,593)

Units, end of period	230,822	239,441	249,006	256,294	253,510

Unit value, end of period $	19.90	17.79	17.68	15.82	12.10
Assets, end of period $	4,592,077	4,258,264	4,400,961	4,053,664	3,066,613
Investment income ratio*	2.28%	3.33%	2.78%	4.49%	3.32%
Total return, lowest to highest**	11.87%	0.63%	11.75%	30.76%	(31.30%)

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	160,667	111,014	54,770	11,323	6,340
Units issued	94,054	87,150	63,991	63,564	6,745
Units redeemed	(22,957)	(37,497)	(7,747)	(20,117)	(1,762)

Units, end of period	231,764	160,667	111,014	54,770	11,323

Unit value, end of period $	15.02	13.84	13.27	12.15	9.99
Assets, end of period $	3,481,888	2,223,564	1,473,461	665,378	113,099
Investment income ratio*	3.29%	5.16%	3.98%	9.89%	5.53%
Total return, lowest to highest**	4.72% to 8.55%	4.27%	9.25%	15.08% to 21.63%	(16.40%) to (10.74%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	7,161	5,741	5,335	24,145	24,166
Units issued	53	1,761	763	894	1,006
Units redeemed	(261)	(341)	(357)	(19,704)	(1,027)

Units, end of period	6,953	7,161	5,741	5,335	24,145

Unit value, end of period $	21.16	19.50	18.71	17.14	14.09
Assets, end of period $	147,084	139,604	107,368	91,438	340,083
Investment income ratio*	2.87%	4.70%	2.91%	2.55%	4.40%
Total return, lowest to highest**	8.52%	4.23%	9.13%	21.71%	(15.56%)

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,453,499	1,374,170	1,270,440	897,691	525,334
Units issued	334,817	968,939	566,038	479,069	459,672
Units redeemed	(308,042)	(889,610)	(462,308)	(106,320)	(87,315)

Units, end of period	1,480,274	1,453,499	1,374,170	1,270,440	897,691

Unit value, end of period $	14.76	12.96	13.16	11.64	8.73
Assets, end of period $	21,845,708	18,831,147	18,083,931	14,788,574	7,838,028
Investment income ratio*	2.00%	2.82%	2.84%	4.01%	3.35%
Total return, lowest to highest**	7.98% to 13.91%	(1.55%)	13.04%	23.39% to 35.36%	(36.54%) to (24.41%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	105,925	101,677	100,138	100,452	108,928
Units issued	3,612	7,046	6,832	8,782	22,074
Units redeemed	(3,683)	(2,798)	(5,293)	(9,096)	(30,550)

Units, end of period	105,854	105,925	101,677	100,138	100,452

Unit value, end of period $	17.93	15.74	16.00	14.16	10.62
Assets, end of period $	1,897,471	1,667,484	1,626,663	1,417,539	1,066,797
Investment income ratio*	1.87%	2.81%	2.47%	3.40%	2.45%
Total return, lowest to highest**	13.87%	(1.60%)	13.02%	33.31%	(36.60%)

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,139,379	153,964	79,197	64,876	44,829
Units issued	92,490	1,027,707	88,997	47,142	29,124
Units redeemed	(961,456)	(42,292)	(14,230)	(32,821)	(9,077)

Units, end of period	270,413	1,139,379	153,964	79,197	64,876

Unit value, end of period $	14.92	13.48	13.17	11.90	9.35
Assets, end of period $	4,035,304	15,358,416	2,027,303	942,124	606,807
Investment income ratio*	1.66%	5.20%	3.87%	6.04%	4.55%
Total return, lowest to highest**	5.97% to 10.70%	2.38%	10.69%	19.31% to 27.32%	(24.16%) to (16.44%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	52,235	51,917	51,867	42,377	42,145
Units issued	858	1,259	1,001	10,587	1,138
Units redeemed	(7,965)	(941)	(951)	(1,097)	(906)

Units, end of period	45,128	52,235	51,917	51,867	42,377

Unit value, end of period $	20.16	18.22	17.80	16.10	12.65
Assets, end of period $	909,650	951,447	924,144	835,131	536,162
Investment income ratio*	2.38%	3.67%	2.72%	5.08%	4.10%
Total return, lowest to highest**	10.67%	2.33%	10.55%	27.26%	(24.23%)

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	70,214	115,650	11,782	41,283	30,551
Units issued	95,530	63,595	107,379	78,745	14,028
Units redeemed	(27,008)	(109,031)	(3,511)	(108,246)	(3,296)

Units, end of period	138,736	70,214	115,650	11,782	41,283

Unit value, end of period $	18.95	16.13	16.48	13.07	9.56
Assets, end of period $	2,629,705	1,132,251	1,905,779	154,005	394,657
Investment income ratio*	1.69%	0.62%	2.22%	0.64%	1.19%
Total return, lowest to highest**	8.00% to 17.54%	(2.14%)	26.06%	29.11% to 42.62%	(36.99%) to (29.45%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	8,644	9,539	10,178	12,269	6,042
Units issued	245	440	562	994	6,691
Units redeemed	(500)	(1,335)	(1,201)	(3,085)	(464)

Units, end of period	8,389	8,644	9,539	10,178	12,269

Unit value, end of period $	28.93	24.63	25.19	20.00	14.62
Assets, end of period $	242,693	212,875	240,331	203,541	179,393
Investment income ratio*	1.47%	0.67%	1.05%	1.04%	1.04%
Total return, lowest to highest**	17.48%	(2.25%)	25.98%	36.76%	(36.41%)

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	15,484	12,671	12,510	9,511	7,246
Units issued	5,483	5,515	4,725	7,805	5,939
Units redeemed	(3,174)	(2,702)	(4,564)	(4,806)	(3,674)

Units, end of period	17,793	15,484	12,671	12,510	9,511

Unit value, end of period $	49.83	40.73	44.84	36.43	27.71
Assets, end of period $	886,676	630,691	568,179	455,808	263,601
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	8.31% to 22.34%	(9.16%)	23.07%	29.99% to 34.85%	(43.75%) to (29.90%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	13,667	13,851	15,055	18,269	14,523
Units issued	632	822	1,118	1,670	4,794
Units redeemed	(1,386)	(1,006)	(2,322)	(4,884)	(1,048)

Units, end of period	12,913	13,667	13,851	15,055	18,269

Unit value, end of period $	22.92	18.75	20.65	16.78	12.77
Assets, end of period $	295,880	256,242	286,016	252,575	233,356
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	22.21%	(9.20%)	23.08%	31.35%	(43.76%)

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	35,419	68,428	22,660	11,409	10,814
Units issued	18,031	19,833	55,069	24,863	5,694
Units redeemed	(9,823)	(52,842)	(9,301)	(13,612)	(5,099)

Units, end of period	43,627	35,419	68,428	22,660	11,409

Unit value, end of period $	27.42	22.94	24.10	20.74	14.18
Assets, end of period $	1,196,393	812,525	1,648,879	470,071	161,810
Investment income ratio*	1.00%	0.57%	3.34%	0.73%	1.29%
Total return, lowest to highest**	12.75% to 19.54%	(4.80%)	16.16%	32.28% to 49.15%	(34.67%) to (26.96%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	15,275	14,468	15,456	—
Units issued	829	2,541	1,467	16,343
Units redeemed	(4,669)	(1,734)	(2,455)	(887)

Units, end of period	11,435	15,275	14,468	15,456

Unit value, end of period $	17.88	14.96	15.73	13.54
Assets, end of period $	204,439	228,460	227,611	209,332
Investment income ratio*	0.82%	0.77%	2.07%	0.49%
Total return, lowest to highest**	19.53%	(4.93%)	16.15%	35.44%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	491,597	470,488	359,102	362,321	158,313
Units issued	846,867	698,976	550,328	719,950	834,050
Units redeemed	(900,374)	(677,867)	(438,942)	(723,169)	(630,042)

Units, end of period	438,090	491,597	470,488	359,102	362,321

Unit value, end of period $	17.37	17.36	17.35	17.34	17.26
Assets, end of period $	7,610,293	8,535,672	8,162,330	6,227,080	6,253,211
Investment income ratio*	0.04%	0.00%	0.04%	0.48%	1.99%
Total return, lowest to highest**	0.03%	0.08%	0.03%	0.20% to 0.47%	0.40% to 2.12%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	107,837	106,998	129,525	128,986	115,689
Units issued	16,789	11,456	11,284	51,332	48,006
Units redeemed	(50,208)	(10,617)	(33,811)	(50,793)	(34,709)

Units, end of period	74,418	107,837	106,998	129,525	128,986

Unit value, end of period $	13.46	13.46	13.45	13.45	13.42
Assets, end of period $	1,001,628	1,451,269	1,438,933	1,741,838	1,731,142
Investment income ratio*	0.00%	0.00%	0.00%	0.20%	1.73%
Total return, lowest to highest**	0.01%	0.07%	0.00%	0.19%	1.78%

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	94,037	116,645	81,225	24,905	11,126
Units issued	85,851	27,482	47,755	62,686	17,098
Units redeemed	(114,467)	(50,090)	(12,335)	(6,366)	(3,319)

Units, end of period	65,421	94,037	116,645	81,225	24,905

Unit value, end of period $	16.97	16.87	21.16	18.36	11.53
Assets, end of period $	1,110,017	1,586,281	2,468,009	1,491,187	287,155
Investment income ratio*	0.97%	0.60%	0.89%	1.30%	0.87%
Total return, lowest to highest**	0.58% to 7.03%	(20.27%)	15.25%	28.14% to 59.35%	(57.17%) to (41.22%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	4,502	4,312	4,332	3,577	4,558
Units issued	140	773	220	1,346	786
Units redeemed	(640)	(583)	(240)	(591)	(1,767)

Units, end of period	4,002	4,502	4,312	4,332	3,577

Unit value, end of period $	40.18	39.97	50.15	43.52	27.34
Assets, end of period $	160,776	179,957	216,262	188,565	97,811
Investment income ratio*	0.78%	0.51%	0.66%	1.14%	0.56%
Total return, lowest to highest**	0.52%	(20.29%)	15.21%	59.19%	(51.61%)

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	22,685	16,370	8,690	5,802	4,791
Units issued	11,223	8,506	9,377	11,654	3,051
Units redeemed	(3,211)	(2,191)	(1,697)	(8,766)	(2,040)

Units, end of period	30,697	22,685	16,370	8,690	5,802

Unit value, end of period $	105.48	89.90	82.05	63.50	48.75
Assets, end of period $	3,238,133	2,039,556	1,343,174	551,907	282,887
Investment income ratio*	1.96%	1.78%	2.45%	4.29%	3.65%
Total return, lowest to highest**	4.78% to 17.33%	9.58%	29.20%	30.26% to 54.31%	(44.69%) to (36.94%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	12,475	13,098	12,592	12,704	13,087
Units issued	1,087	444	1,169	1,781	1,287
Units redeemed	(970)	(1,067)	(663)	(1,893)	(1,670)

Units, end of period	12,592	12,475	13,098	12,592	12,704

Unit value, end of period $	38.12	32.51	29.70	22.99	17.66
Assets, end of period $	480,041	405,554	388,985	289,444	224,331
Investment income ratio*	1.77%	1.51%	1.96%	3.53%	3.39%
Total return, lowest to highest**	17.26%	9.47%	29.19%	30.17%	(39.42%)

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	65,041	42,266	32,641	24,234	13,462
Units issued	50,315	30,677	16,387	19,828	16,306
Units redeemed	(35,548)	(7,902)	(6,762)	(11,421)	(5,534)

Units, end of period	79,808	65,041	42,266	32,641	24,234

Unit value, end of period $	15.69	14.41	12.85	11.81	9.88
Assets, end of period $	1,252,408	937,609	543,299	385,612	239,506
Investment income ratio*	1.81%	4.86%	12.47%	9.40%	0.52%
Total return, lowest to highest**	4.13% to 8.86%	12.14%	8.82%	10.55% to 19.54%	(14.76%) to (11.30%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,886	1,825	1,761	1,497	682
Units issued	59	832	171	398	893
Units redeemed	(129)	(771)	(107)	(134)	(78)

Units, end of period	1,816	1,886	1,825	1,761	1,497

Unit value, end of period $	22.80	20.95	18.70	17.18	14.38
Assets, end of period $	41,406	39,505	34,110	30,248	21,529
Investment income ratio*	1.76%	3.72%	11.63%	9.20%	0.37%
Total return, lowest to highest**	8.86%	12.02%	8.83%	19.47%	(11.28%)

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	16,648	13,853	19,639	18,978	12,832
Units issued	13,942	4,059	7,393	42,811	7,667
Units redeemed	(1,751)	(1,264)	(13,179)	(42,150)	(1,521)

Units, end of period	28,839	16,648	13,853	19,639	18,978

Unit value, end of period $	16.57	14.99	16.24	13.02	7.91
Assets, end of period $	477,746	249,482	224,965	255,779	150,194
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	1.76% to 10.54%	(7.72%)	24.69%	35.42% to 64.57%	(44.42%) to (29.01%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	21,828	27,956	27,933	31,760	46,958
Units issued	1,582	1,824	3,473	6,540	6,405
Units redeemed	(5,781)	(7,952)	(3,450)	(10,367)	(21,603)

Units, end of period	17,629	21,828	27,956	27,933	31,760

Unit value, end of period $	9.94	9.00	9.75	7.82	4.76
Assets, end of period $	175,190	196,394	272,650	218,621	151,121
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	10.45%	(7.74%)	24.62%	64.48%	(44.44%)

	Sub-Account
	Short Term Government Income Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bf)
Units, beginning of period	44,778	74,042	—
Units issued	10,165	9,317	83,678
Units redeemed	(7,907)	(38,581)	(9,636)

Units, end of period	47,036	44,778	74,042

Unit value, end of period $	10.60	10.48	10.19
Assets, end of period $	498,654	469,168	754,552
Investment income ratio*	1.71%	1.75%	1.52%
Total return, lowest to highest**	0.55% to 1.18%	2.83%	1.91%

(bf)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bf)
Units, beginning of period	38,074	40,356	—
Units issued	2,314	7,099	43,587
Units redeemed	(3,994)	(9,381)	(3,231)

Units, end of period	36,394	38,074	40,356

Unit value, end of period $	10.59	10.47	10.19
Assets, end of period $	385,582	398,566	411,062
Investment income ratio*	1.65%	2.26%	1.47%
Total return, lowest to highest**	1.21%	2.77%	1.86%

(bf)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	8,595	6,726	6,800	13,321	86
Units issued	5,077	3,690	1,706	18,171	14,490
Units redeemed	(1,314)	(1,821)	(1,780)	(24,692)	(1,255)

Units, end of period	12,358	8,595	6,726	6,800	13,321

Unit value, end of period $	21.12	18.13	19.45	15.92	11.84
Assets, end of period $	261,066	155,822	130,819	108,283	157,744
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	4.70% to 16.53%	(6.80%)	22.14%	33.17% to 40.36%	(39.54%) to (28.06%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (al)
Units, beginning of period	897	1,368	1,285	2,148	—
Units issued	71	158	161	202	2,171
Units redeemed	(115)	(629)	(78)	(1,065)	(23)

Units, end of period	853	897	1,368	1,285	2,148

Unit value, end of period $	17.83	15.31	16.43	13.46	10.00
Assets, end of period $	15,182	13,721	22,471	17,291	21,479
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	16.47%	(6.81%)	22.08%	34.57%	0.01%

(al)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	40,642	122,660	20,653	21,026	19,597
Units issued	99,749	41,298	110,194	42,423	9,438
Units redeemed	(6,578)	(123,316)	(8,187)	(42,796)	(8,009)

Units, end of period	133,813	40,642	122,660	20,653	21,026

Unit value, end of period $	17.87	15.40	16.10	12.74	10.05
Assets, end of period $	2,391,062	625,675	1,974,975	263,036	211,348
Investment income ratio*	2.96%	0.66%	0.97%	0.90%	1.50%
Total return, lowest to highest**	10.12% to 16.06%	(4.37%)	26.43%	26.70% to 35.11%	(33.70%) to (27.53%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	5,537	5,645	6,740	8,191	7,890
Units issued	130	243	391	846	731
Units redeemed	(559)	(351)	(1,486)	(2,297)	(430)

Units, end of period	5,108	5,537	5,645	6,740	8,191

Unit value, end of period $	22.43	19.32	20.24	16.01	12.65
Assets, end of period $	114,552	106,959	114,197	107,917	103,558
Investment income ratio*	2.02%	1.15%	0.47%	0.84%	1.35%
Total return, lowest to highest**	16.09%	(4.50%)	26.36%	26.64%	(33.71%)

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	5,968	3,707	2,631	15,740	11,393
Units issued	1,423	98,758	1,481	29,648	5,208
Units redeemed	(769)	(96,497)	(405)	(42,757)	(861)

Units, end of period	6,622	5,968	3,707	2,631	15,740

Unit value, end of period $	13.52	11.57	11.94	9.21	6.87
Assets, end of period $	89,550	69,052	44,272	24,224	108,133
Investment income ratio*	0.00%	0.02%	0.00%	0.00%	2.84%
Total return, lowest to highest**	10.99% to 16.88%	(3.13%)	29.71%	27.43% to 41.34%	(42.13%) to (30.64%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	4,345	4,172	4,113	4,444	4,351
Units issued	266	421	551	649	573
Units redeemed	(723)	(248)	(492)	(980)	(480)

Units, end of period	3,888	4,345	4,172	4,113	4,444

Unit value, end of period $	27.50	23.54	24.31	18.74	14.00
Assets, end of period $	106,925	102,284	101,420	77,097	62,219
Investment income ratio*	0.00%	0.10%	0.00%	0.00%	2.49%
Total return, lowest to highest**	16.84%	(3.16%)	29.67%	33.87%	(42.13%)

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	7,038	5,682	5,129	4,288	1,206
Units issued	2,469	2,078	1,484	1,280	3,262
Units redeemed	(926)	(722)	(931)	(439)	(180)

Units, end of period	8,581	7,038	5,682	5,129	4,288

Unit value, end of period $	48.39	41.79	41.32	32.75	25.43
Assets, end of period $	415,214	294,133	234,770	167,996	109,045
Investment income ratio*	1.00%	0.91%	0.43%	0.76%	1.98%
Total return, lowest to highest**	10.07% to 15.78%	1.15%	26.15%	28.08% to 36.59%	(27.51%) to (21.37%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,310	2,163	2,049	4,102	1,427
Units issued	1,733	198	252	1,591	2,750
Units redeemed	(1,704)	(51)	(138)	(3,644)	(75)

Units, end of period	2,339	2,310	2,163	2,049	4,102

Unit value, end of period $	17.21	14.88	14.72	11.68	9.08
Assets, end of period $	40,239	34,358	31,836	23,913	37,219
Investment income ratio*	0.81%	0.84%	0.37%	0.53%	2.16%
Total return, lowest to highest**	15.70%	1.04%	26.10%	28.65%	(26.07%)

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	24,458	22,129	14,175	10,204	6,435
Units issued	127,871	4,454	19,254	5,322	6,732
Units redeemed	(116,879)	(2,125)	(11,300)	(1,351)	(2,963)

Units, end of period	35,450	24,458	22,129	14,175	10,204

Unit value, end of period $	17.30	14.86	15.00	12.36	9.67
Assets, end of period $	613,287	363,493	331,996	175,185	98,665
Investment income ratio*	0.18%	0.65%	1.51%	0.44%	0.93%
Total return, lowest to highest**	11.42% to 16.41%	(0.94%)	21.39%	27.82% to 35.35%	(29.59%) to (27.05%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	11,407	11,649	11,776	14,462	20,044
Units issued	786	1,546	1,851	2,711	1,355
Units redeemed	(2,544)	(1,788)	(1,978)	(5,397)	(6,937)

Units, end of period	9,649	11,407	11,649	11,776	14,462

Unit value, end of period $	30.32	26.07	26.31	21.68	16.98
Assets, end of period $	292,480	297,308	306,459	255,268	245,536
Investment income ratio*	0.26%	0.58%	1.46%	0.39%	0.65%
Total return, lowest to highest**	16.30%	(0.93%)	21.35%	27.69%	(27.05%)

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	45,865	44,688	45,193	—
Units issued	1,069	42,853	2,133	45,380
Units redeemed	(1,924)	(41,676)	(2,638)	(187)

Units, end of period	45,010	45,865	44,688	45,193

Unit value, end of period $	14.23	12.24	13.16	10.52
Assets, end of period $	640,412	561,278	588,313	475,523
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	7.90% to 16.27%	(7.04%)	25.12%	5.22%

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	1,679	3,322	4,016	—
Units issued	1,622	138	310	4,320
Units redeemed	(121)	(1,781)	(1,004)	(304)

Units, end of period	3,180	1,679	3,322	4,016

Unit value, end of period $	14.21	12.22	13.16	10.52
Assets, end of period $	45,183	20,526	43,717	42,261
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	16.22%	(7.10%)	25.04%	5.22%

(ax) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	34,725	22,410	7,408	2,701	1,011
Units issued	417,618	15,955	17,686	5,624	1,968
Units redeemed	(275,224)	(3,640)	(2,684)	(917)	(278)

Units, end of period	177,119	34,725	22,410	7,408	2,701

Unit value, end of period $	17.55	15.54	15.22	13.13	10.36
Assets, end of period $	3,108,036	539,478	341,040	97,268	27,975
Investment income ratio*	9.07%	12.57%	14.80%	7.36%	15.25%
Total return, lowest to highest**	7.30% to 12.94%	2.08%	15.91%	18.51% to 26.78%	(10.62%) to (8.05%)

(be)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	13,384	11,607	2,439	7,495	2,579
Units issued	403	5,160	10,986	52	5,996
Units redeemed	(617)	(3,383)	(1,818)	(5,108)	(1,080)

Units, end of period	13,170	13,384	11,607	2,439	7,495

Unit value, end of period $	23.68	20.98	20.56	17.74	14.01
Assets, end of period $	311,836	280,795	238,694	43,292	105,013
Investment income ratio*	6.85%	11.52%	26.88%	4.47%	12.59%
Total return, lowest to highest**	12.86%	2.03%	15.89%	26.64%	(8.61%)

(be) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	10,018	7,181	5,247	3,382	889
Units issued	127,517	5,492	2,881	2,969	3,945
Units redeemed	(86,933)	(2,655)	(947)	(1,104)	(1,452)

Units, end of period	50,602	10,018	7,181	5,247	3,382

Unit value, end of period $	22.83	21.94	20.39	19.14	18.01
Assets, end of period $	1,155,231	219,717	146,368	100,415	60,897
Investment income ratio*	1.09%	5.18%	5.21%	5.27%	7.37%
Total return, lowest to highest**	2.03% to 4.08%	7.60%	6.49%	4.86% to 6.29%	3.41% to 5.79%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	117,320	106,097	187,153	24,859	19,520
Units issued	59,676	56,501	210,002	216,140	15,640
Units redeemed	(51,666)	(45,278)	(291,058)	(53,846)	(10,301)

Units, end of period	125,330	117,320	106,097	187,153	24,859

Unit value, end of period $	17.57	16.18	15.57	14.46	12.71
Assets, end of period $	2,201,829	1,898,381	1,651,112	2,705,660	316,074
Investment income ratio*	2.12%	4.82%	2.18%	5.59%	5.46%
Total return, lowest to highest**	4.25% to 8.57%	3.97%	7.66%	8.24% to 13.71%	(0.76%) to 2.76%

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	26,111	31,488	28,377	25,743	24,391
Units issued	1,107	1,923	6,420	8,930	6,163
Units redeemed	(2,061)	(7,300)	(3,309)	(6,296)	(4,811)

Units, end of period	25,157	26,111	31,488	28,377	25,743

Unit value, end of period $	29.26	26.97	25.95	24.11	21.22
Assets, end of period $	735,987	704,145	817,175	684,132	546,372
Investment income ratio*	1.97%	4.12%	2.45%	4.20%	4.92%
Total return, lowest to highest**	8.49%	3.91%	7.64%	13.60%	2.77%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	7,841	6,243	4,647	1,449	699
Units issued	3,303	2,309	2,347	4,630	1,147
Units redeemed	(733)	(711)	(751)	(1,432)	(397)

Units, end of period	10,411	7,841	6,243	4,647	1,449

Unit value, end of period $	53.59	46.38	46.23	39.42	30.58
Assets, end of period $	557,974	363,633	288,609	183,219	44,312
Investment income ratio*	1.77%	1.46%	1.60%	2.45%	2.14%
Total return, lowest to highest**	7.92% to 15.56%	0.33%	17.26%	25.14% to 33.63%	(37.15%) to (25.73%)

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	8,946	9,279	8,838	8,030	7,733
Units issued	3,226	164	903	1,389	951
Units redeemed	(3,629)	(497)	(462)	(581)	(654)

Units, end of period	8,543	8,946	9,279	8,838	8,030

Unit value, end of period $	16.10	13.94	13.90	11.86	9.21
Assets, end of period $	137,559	124,712	129,005	104,843	73,919
Investment income ratio*	1.46%	1.25%	1.41%	1.69%	1.66%
Total return, lowest to highest**	15.50%	0.28%	17.19%	28.86%	(37.20%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Ultra Short Term Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)
Units, beginning of period	159	—
Units issued	8,455	208
Units redeemed	(2,206)	(49)

Units, end of period	6,408	159

Unit value, end of period $	10.07	10.00
Assets, end of period $	64,514	1,584
Investment income ratio*	1.88%	2.22%
Total return, lowest to highest**	0.17% to 0.66%	0.09%

(n)	Fund available in prior year but no activity.

Sub-Account
U.S. Equity Trust Series 0
Year Ended Dec. 31/12 (g)
Units, beginning of period	—
Units issued	65,879
Units redeemed	(3,171)

Units, end of period	62,708

Unit value, end of period $	10.28
Assets, end of period $	644,709
Investment income ratio*	2.42%
Total return, lowest to highest**	2.81% to 6.03%

(g)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
U.S. Equity Trust Series 1
Year Ended Dec. 31/12 (g)
Units, beginning of period	—
Units issued	7,893
Units redeemed	(403)

Units, end of period	7,490

Unit value, end of period $	10.28
Assets, end of period $	76,975
Investment income ratio*	2.13%
Total return, lowest to highest**	2.77%

(g)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	75,101	25,062	22,486	19,584	13,796
Units issued	10,023	53,483	7,647	7,501	10,322
Units redeemed	(56,543)	(3,444)	(5,071)	(4,599)	(4,534)

Units, end of period	28,581	75,101	25,062	22,486	19,584

Unit value, end of period $	21.97	19.33	18.10	15.88	11.89
Assets, end of period $	627,938	1,451,912	453,682	357,057	232,795
Investment income ratio*	2.76%	5.14%	2.60%	4.96%	3.45%
Total return, lowest to highest**	10.75% to 13.63%	6.80%	14.00%	28.79% to 33.58%	(38.50%) to (21.20%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,526	3,575	3,624	4,524	5,066
Units issued	47	58	70	374	121
Units redeemed	(115)	(107)	(119)	(1,274)	(663)

Units, end of period	3,458	3,526	3,575	3,624	4,524

Unit value, end of period $	27.50	24.19	22.68	19.91	14.88
Assets, end of period $	95,035	85,259	81,064	72,139	67,328
Investment income ratio*	3.70%	3.79%	2.45%	4.69%	2.78%
Total return, lowest to highest**	13.66%	6.65%	13.92%	33.77%	(38.65%)

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	10,669	7,383	5,549	4,556	761
Units issued	9,613	4,940	3,195	3,288	4,950
Units redeemed	(932)	(1,654)	(1,361)	(2,295)	(1,155)

Units, end of period	19,350	10,669	7,383	5,549	4,556

Unit value, end of period $	18.25	15.53	15.37	12.57	8.90
Assets, end of period $	353,136	165,719	113,505	69,753	40,559
Investment income ratio*	1.07%	1.24%	1.19%	1.40%	1.89%
Total return, lowest to highest**	6.68% to 17.50%	1.03%	22.30%	33.21% to 45.49%	(40.84%) to (28.53%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	9,858	12,416	13,661	20,879	17,174
Units issued	951	180	310	1,720	5,121
Units redeemed	(509)	(2,738)	(1,555)	(8,938)	(1,416)

Units, end of period	10,300	9,858	12,416	13,661	20,879

Unit value, end of period $	26.70	22.74	22.52	18.43	13.05
Assets, end of period $	275,039	224,188	279,615	251,718	272,504
Investment income ratio*	0.85%	0.99%	1.02%	1.25%	1.26%
Total return, lowest to highest**	17.42%	0.98%	22.22%	41.18%	(40.87%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

PART C
OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 2010.

(b) Not applicable.

(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 1, file number 333-179571, filed with the Commission in April 2013.

(d)(1) Form of Specimen Flexible Premium Variable Universal Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-132905, filed with the Commission on June 13, 2006 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 4, file number 333-132905, filed with the Commission in April 2010.

(2) Form of Specimen Enhanced Surrender Value Rider, incorporated by reference to pre-effective amendment number 1, file number 333-132905, filed with the Commission on June 13, 2006.

(3) Form of Specimen Return of Premium Death Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-132905, filed with the Commission on June 13, 2006.

(4) Form of Specimen Enhanced Yield Fixed Account Rider, incorporated by reference to pre-effective amendment number 1, file number 333-132905, filed with the Commission on June 13, 2006.

(5) Form of Specimen Endorsement Allocations and Transfers, incorporated by reference to pre-effective amendment number 1, file number 333-132905, filed with the Commission on June 13, 2006.

(6) Form of Specimen Extended No-Lapse Guarantee Rider, incorporated by reference to post-effective amendment number 1, file number 333-132905, filed with the Commission on April 30, 2007.

(7) Form of Specimen Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider, incorporated by reference to post-effective amendment number 1, file number 333-132905, filed with the Commission on April 30, 2007.

(8) Form of Specimen Change of Life Insured Rider, incorporated by reference to post-effective amendment number 1, file number 333-132905, filed with the Commission on April 30, 2007.

(9) Form of Specimen Accelerated Death Benefit Rider, incorporated by reference to post-effective amendment number 1, file number 333-132905, filed with the Commission on April 30, 2007.

(e) Specimen Application for a Flexible Premium Variable Universal Life Insurance Policy, incorporated by reference to post-effective amendment number 1, file number 333-132905, filed with the Commission on April 30, 2007.

(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.

(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in Apirl, 2007.

(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in Apirl, 2007.

(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in Apirl, 2007.

(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in Apirl, 2007.

(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in Apirl, 2007.

(j) Not Applicable.

(k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel dated April 9, 2001, incorporated by reference to pre-effective amendment number 1, file number 333-33504, filed with the Commission on May 3, 2001.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.

(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post effective amendment number 1, file number 333-179571, filed with the Commission in April, 2013.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

Name and Principal Business Address	Position with Depositor
Directors
Craig Bromley (Chair) 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Marc Costantini*
James D. Gallagher*	and General Counsel & Chief Administrative Officer
Michael Doughty**
Steven Finch**	and Chief Financial Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments

Name and Principal Business Address	Position with Depositor
Hugh McHaffie*

Senior Vice Presidents
Kevin J. Cloherty*
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Gregory Mack†
Steven Moore	and Treasurer
Diana L. Scott**
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Abigail M. Armstrong
Kevin Askew
Arnold Bergman*
Ann E. Birle
Stephen J. Blewitt**
Robert Boyda*
David Campbell
Bob Carroll**
Brian Collins*
Art Creel*
John J. Danello*
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Paul Gallagher**
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate
Accounts**
Hung Ko	Vice President, Treasury
Cynthia Lacasse**
Denise Lang***
Robert Leach*
Scott Lively*
Nathaniel I. Margolis**
Cheryl Mallett****
John Maynard*
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Scott Morin*
Tom Mullen*
Scott Navin**

Name and Principal Business Address	Position with Depositor
Betty Ng***
Nina Nicolosi*
Jacques Ouimet**
Gary M. Pelletier**
Tracey Polsgrove
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Lisa Anne Ryan
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Rob Stanley*
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries†††
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*
Brent Wilkinson
Henry Wong**

Assistant Vice Presidents
Cathy Addison
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Eynshteyn Averbukh
Jack Barry
Naomi S. Bazak
P.J. Beltramini
William D. Bertrand
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Tabitha Chinniah
Catherine Collins
Thomas D. Crohan
Diane Cronin
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Gerald C. Hanrahan, Jr.
Teresa S. Hayes
Charles Whitney Hill
Recep C. Kendircioglu
Robert J. Keough

Name and Principal Business Address	Position with Depositor
Bruce Kinna
Patty Kisielis
Sally Kwan
Brigitte Labreche
Mei-Ling Lee
Thomas Loftus
Jennifer Lynn
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
Pamela Memishian
John P. Monahan
Jeffrey Nataupsky
Geoffrey Norris
John O’Connor
Jeffrey Packard
E. David Pemsteim
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
David P. Previte
Malcolm Quinn
Hilary Quosai
John Retsos
Kathryn Riley
Josephine M. Rollka
Timothy A. Roseen
Louise Santosuosso
Eileen Schindler	and Chief Accountant
Mark Shannon
Michael L. Short
Susan Simi
Debbie Stickland
Maura Swan
Michael Traynor
Joan Marie Uzdavinis
Hang T. Vu
John Wallace
Sean A. Williams
Sameh Youssef
Paolo Zadra

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 380 Stuart Street, Boston, MA 02116

†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221

††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515

†††Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

On the effective date of the registration statement, the Company and its affilates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2012

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
83.5%
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings Berhad* (Malaysia)
59.45%
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
35.19%
John Hancock Investment Management Services, LLC (2) (Delaware)
54.29%
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

(2) The remaining 4.76% equity of John Hancock Investment Management Services, LLC is held by John Hancock Retirement Plan Services LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distibutors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC.

Name	Title
Michael Doughty**	Chairman, Director
Edward Eng***	Director, Vice President, Product Development Retirement Plan Services
Steven Finch*	Director
Al Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Karen Walsh*	Director
Emanuel Alves*	Secretary
Steven Moore****	Senior Vice President, Treasurer
Brian Collins*	Vice President, US Taxation
Kris Ramdial****	Vice President, Treasury
Jeffrey H. Long*	Chief Financial Officer and Financial Operations Principal
Kathleen Petit**	Chief Compliance Officer

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant’s depositor, and John Hancock Life Insurance Company of New York (at the same address), in its capacities as Registrant’s investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

John Hancock Life Insurance Company of New York Separate Account B

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

(Depositor)

By: /s/ Craig Bromley

Craig Bromley

Principal Executive Officer

Signatures

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2013.

Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer

* Craig Bromley	Director

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Michael Doughty	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

April, 2013

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company of New York (“John Hancock NY”) and offering interests in John Hancock Life Insurance Company of New York Separate Account B (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock NY Service Office for more information at 1-877-391-3748, Option 4 or write to us at 197 Clarendon Street, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, VUL Protector, Accumulation VUL, Majestic Performance VUL, Survivorship VUL, Corporate VUL, SPVL, and Protection VUL (“policies”).

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value

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Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Accumulation VUL, Corporate VUL, Survivorship VUL, Protection VUL and Majestic Peformance VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.54%, respectively.

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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.54%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.54%, respectively.

Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our

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affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies, the portfolio managers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

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Portfolio	Portfolio Manager	Investment Objective
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with prudent investment risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
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Portfolio	Portfolio Manager	Investment Objective
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
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Portfolio	Portfolio Manager	Investment Objective
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
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Portfolio	Portfolio Manager	Investment Objective
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
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Portfolio	Portfolio Manager	Investment Objective
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
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Portfolio	Portfolio Manager	Investment Objective
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*
M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.
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Portfolio	Portfolio Manager	Investment Objective
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 2500,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 2500 Index (as of March 31, 2013) — $11 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

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The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards. If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

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It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

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7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

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Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock NY has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Servicing Office. You should also contact the John Hancock NY Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.